REGISTRATION NO. 2-86903
                                                             FILE NO. 811-3864

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    /X/

      PRE-EFFECTIVE AMENDMENT NO.                                         /  /


      POST-EFFECTIVE AMENDMENT NO.  30                                     /X/


                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
      ACT OF 1940                                                          /X/


      Amendment No.  28                                                    /X/


                     OPPENHEIMER MULTIPLE STRATEGIES FUND
------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

            Two World Trade Center, New York, New York  10048-0203
------------------------------------------------------------------------------
                   (Address of Principal Executive Offices)

                                 212-323-0200
------------------------------------------------------------------------------
                        (Registrant's Telephone Number)

                            ANDREW J. DONOHUE, ESQ.
                            OppenheimerFunds, Inc.
             Two World Trade Center, New York, New York 10048-0203
------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    /    Immediately upon filing pursuant to paragraph (b)

    / X /On January 23, 1998, pursuant to paragraph (b)

    /    60 days after filing, pursuant to paragraph (a)(1)

    /    On _____________, pursuant to paragraph (a)(1)

    /   /75 days after filing, pursuant to paragraph (a)(2)

    /   /On _____________, pursuant to paragraph (a)(2)

         of Rule 485.

                                   FORM N-1A

                     OPPENHEIMER MULTIPLE STRATEGIES FUND

                             CROSS REFERENCE SHEET

PART A OF
FORM N-1A
ITEM NO.      PROSPECTUS HEADING

   1          Front Cover Page
   2          Expenses; A Brief Overview of the Fund
   3          Financial Highlights; Performance of the Fund
   4          Front Cover  Page;  How the Fund is Managed -  Organization  and
              History;
              Investment Objective and Policies; Investment  Restrictions
   5          Expenses; How the Fund is Managed; Back Cover
   5A         Performance of the Fund
   6          How the Fund is Managed - Organization  and History;  Dividends,
              Capital Gains
              and  Taxes;   Investment  Objective  and  Policies  -  Portfolio
              Turnover
   7          Shareholder  Account  Rules  and  Policies;  How to Buy  Shares;
              Special Investor
              Services;  How to Sell Shares;  How to Exchange Shares;  Service
              Plan for Class A
              Shares;  Distribution  and  Service  Plan  for  Class B  Shares;
              Distribution and Service
              Plan for Class C Shares
   8          Special Investor Services; How to Sell Shares
   9          *

PART B OF
FORM N-1A
ITEM NO.      HEADING IN STATEMENT OF ADDITIONAL INFORMATION

   10         Cover Page
   11         Cover Page
   12         *
   13         Investment Objective and Policies;  Other Investment  Techniques
              and Strategies;
              Additional Investment Restrictions
   14         How the Fund is Managed -  Trustees  and  Officers  of the Fund
   15         How the Fund  is  Managed  -  Major  Shareholders
   16         How  the  Fund  is  Managed  - Distribution  and  Service  Plans
   17         Brokerage  Policies  of  the  Fund
   18         Additional Information About the Fund
   19         Your Investment Account - How to Buy Shares; How to Sell Shares;
              How to Exchange Shares
   20         Dividends, Capital Gains and Taxes
   21         How the Fund is Managed; Brokerage Policies of the Fund
   22         Performance of the Fund
   23         Financial Statements

----------------------
*Not applicable or negative answer.

OPPENHEIMER
MULTIPLE STRATEGIES FUND

PROSPECTUS DATED JANUARY 23, 1998


Oppenheimer Multiple Strategies Fund is a mutual fund that seeks high total investment return consistent with preservation of principal as its investment objective. That means the Fund seeks current income and capital appreciation in the value of its shares, consistent with preservation of principal. In seeking this objective, the Fund may invest in different types of securities, including common stocks and other equity securities, money market securities, and bonds and other debt securities. The Fund may invest up to 35% of its total assets in lower-rated, high yield debt securities commonly known as "junk bonds."

      In seeking its objective, the Fund periodically allocates some or all of its assets to invest in any one or more different types of securities. The Fund also uses "hedging instruments" to seek to reduce the risks of market fluctuations that can affect the value of the securities the Fund holds, or to attempt to seek increased total return. SOME INVESTMENT TECHNIQUES THE FUND USES MAY BE CONSIDERED TO BE SPECULATIVE INVESTMENT METHODS THAT MAY INCREASE THE RISKS OF INVESTING IN THE FUND AND MAY ALSO INCREASE THE FUND'S OPERATING COSTS. YOU SHOULD CAREFULLY REVIEW THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND.

      Please refer to "Investment Objective and Policies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.


      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in its Statement of Additional Information dated January 23, 1998. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                       (OppenheimerFunds logo)

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE F.D.I.C. OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


      ABOUT THE FUND


3     EXPENSES
6     A BRIEF OVERVIEW OF THE FUND
7     FINANCIAL HIGHLIGHTS
11    INVESTMENT OBJECTIVE AND POLICIES
12    INVESTMENT RISKS
15    INVESTMENT TECHNIQUES AND STRATEGIES
21    HOW THE FUND IS MANAGED
24    PERFORMANCE OF THE FUND


      ABOUT YOUR ACCOUNT


28    HOW TO BUY SHARES

      Class A Shares
      Class B Shares
      Class C Shares

42    SPECIAL INVESTOR SERVICES

      AccountLink
      Automatic Withdrawal and Exchange Plans
      Reinvestment Privilege
      Retirement Plans

45    HOW TO SELL SHARES

      By Mail
      By Telephone

47    HOW TO EXCHANGE SHARES
48    SHAREHOLDER ACCOUNT RULES AND POLICIES
50    DIVIDENDS, CAPITAL GAINS AND TAXES
A-1   APPENDIX A: SPECIAL SALES CHARGE ARRANGEMENTS

ABOUT THE FUND

EXPENSES

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's operating expenses that you will bear indirectly.

      o SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" starting on page __ for an explanation of how and when these charges apply.

                                   CLASS A    CLASS B            CLASS C
                                   SHARES     SHARES             SHARES
------------------------------------------------------------------------------
Maximum Sales Charge on            5.75%      None               None
Purchases (as a % of offering price)
------------------------------------------------------------------------------
Maximum Deferred Sales Charge      None(1)    5% in the          1% if shares
(as a % of the lower of the                   first year,        are redeemed
original offering price or                    declining to      within 12 months
redemption proceeds)                          1% in the          of purchase(2)
                                              sixth year
                                              and eliminated
                                              thereafter(2)
------------------------------------------------------------------------------
Maximum Sales Charge on            None       None               None
Reinvested  Dividends
------------------------------------------------------------------------------
Exchange Fee                       None       None               None
------------------------------------------------------------------------------
Redemption Fee                     None       None               None

(1)If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page___) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.
(2)See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares Buying Class C Shares," below for more information on the contingent deferred sales charges.

      o ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                    CLASS A     CLASS B     CLASS C
                                    SHARES      SHARES      SHARES
------------------------------------------------------------------------------

Management Fees                      0.72%            0.72%       0.72%

------------------------------------------------------------------------------

12b-1 Plan Fees                      0.18%            1.00%       1.00%

------------------------------------------------------------------------------

Other Expenses                       0.26%            0.24%       0.25%

------------------------------------------------------------------------------

Total Fund Operating Expenses        1.16%            1.96%       1.97%


      The numbers in the chart above are based upon the Fund's expenses in its fiscal year ended September 30, 1997. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The actual expenses for each class of shares in future years may be more or less, depending on a number of factors, including the actual amount of the assets represented by each class of shares.


      The 12b-1 Plan fees for Class A shares are the service fees (the maximum fee is 0.25% of average annual net assets of that class). Currently, the Board of Trustees has set the maximum fee at 0.15% for assets representing Class A shares sold before April 1, 1988, and 0.25% for assets representing Class A shares sold on or after that date. The service fee for Class B and Class C shares is 0.25% of average annual net assets of the class and the asset-based sales charge for Class B and C shares is 0.75%. These plans are described in greater detail in "How to Buy Shares."


      o EXAMPLES. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                        1 YEAR      3 YEARS     5 YEARS     10 YEARS*
------------------------------------------------------------------------------

Class A Shares           $69        $92         $118        $190

------------------------------------------------------------------------------

Class B Shares           $70        $92         $126        $189

------------------------------------------------------------------------------

Class C Shares           $30        $62         $106        $230


If you did not redeem your investment, it would incur the following expenses:

                        1 YEAR      3 YEARS     5 YEARS     10 YEARS*
------------------------------------------------------------------------------

Class A Shares           $69        $92         $118        $190

------------------------------------------------------------------------------

Class B Shares           $20        $62         $106        $189

------------------------------------------------------------------------------

Class C Shares           $20        $62         $106        $230


*In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares -Buying Class B Shares" for more information.

      THESE EXAMPLES SHOW THE EFFECT OF EXPENSES ON AN INVESTMENT, BUT ARE NOT MEANT TO STATE OR PREDICT ACTUAL OR EXPECTED COSTS OR INVESTMENT RETURNS OF THE FUND, ALL OF WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.


A BRIEF OVERVIEW OF THE FUND

      Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

      o  WHAT  IS THE  FUND'S  INVESTMENT  OBJECTIVE?  The  Fund's  investment
objective  is  to  seek  high  total   investment   return   consistent   with
preservation of principal.

      o WHAT DOES THE FUND INVEST IN? The Fund invests in a variety of different types of securities. These include common and preferred stocks, convertible securities and warrants, debt securities such as corporate bonds and notes, U.S. Government securities, and money market instruments. The Fund's investments can include "junk bonds" and foreign securities, including
foreign debt securities that are below investment grade, which have special risks. While all securities investments entail risks, high yield bonds and foreign securities have special risks, described in more detail in "Investment Risks." The Fund may also write covered calls and use certain types of securities called "derivative investments" and hedging instruments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies" starting on page __.


      o WHO MANAGES THE FUND? The Fund's investment advisor (the "Manager") is OppenheimerFunds, Inc., which (including a subsidiary) manages investment company portfolios currently having over $75 billion in assets at December 31, 1997. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's portfolio manager, who is employed by the Manager and is primarily responsible for the selection of the Fund's securities, is Richard H. Rubinstein. The Fund's Board of Trustees, elected by shareholders, oversees the investment advisor and the portfolio manager. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.


      o HOW RISKY IS THE FUND? All investments carry risks to some degree. It is important to remember that the Fund is designed for long-term investors. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements. A change in value of particular stocks or bonds may result from an event affecting the issuer, or changes in interest rates that can affect bond prices. The Fund's investments in foreign securities are subject to additional risks associated with investing abroad, such as the effect of currency rate changes  on  stock  values.  These  changes  affect  the  value  of  the  Fund's investments  and  its  share  prices  for  each  class  of  its  shares.  In the
Oppenheimer funds spectrum, the Fund is generally considered moderately aggressive because it may invest in foreign securities and high-yield debt securities ("junk bonds") and may invest for capital appreciation in stocks. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective, and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment
Risks" starting on page ___ for a more complete discussion of the Fund's investment risks.

      o HOW CAN I BUY SHARES? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page ___ for more details.

      o WILL I PAY A SALES CHARGE TO BUY SHARES? The Fund has three classes of shares. Each class of shares has the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page ___ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

      o HOW CAN I SELL MY SHARES? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page ___. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

      o HOW HAS THE FUND PERFORMED? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on pages and
 .  Please remember that past performance does not guarantee future results.

FINANCIAL HIGHLIGHTS

      The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1997, is included in the Statement of Additional Information.


FINANCIAL HIGHLIGHTS                           CLASS A
                                               ----------------------------------------------------------

                                               YEAR ENDED                 YEAR ENDED
                                               SEPTEMBER 30,              DECEMBER 31,
                                               1997        1996(2)        1995        1994        1993
=========================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $14.09      $13.07         $11.52      $13.05      $11.63
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       .50         .49            .52         .54         .44
Net realized and unrealized gain (loss)           2.88         .96           2.08        (.75)       1.43
                                                ------      ------         ------      ------      ------
Total income (loss) from investment
operations                                        3.38        1.45           2.60        (.21)       1.87
---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.51)       (.43)          (.49)       (.53)       (.44)
Distributions from net realized gain              (.79)         --           (.56)       (.79)       (.01)
                                                ------      ------         ------      ------      ------
Total dividends and distributions
to shareholders                                  (1.30)       (.43)         (1.05)      (1.32)       (.45)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $16.17      $14.09         $13.07      $11.52      $13.05
                                                ======      ======         ======      ======      ======
=========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)              25.46%      11.22%         22.79%      (1.59)%     16.30%

=========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $712,470    $264,359       $251,353    $237,771    $277,914
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $395,436    $256,765       $249,660    $260,767    $272,303
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             3.30%       4.73%(6)       3.97%       4.10%       3.58%
Expenses                                          1.16%       1.21%(6)       1.15%       1.09%       1.14%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        51.0%       31.7%          28.5%       31.5%       32.7%
Average brokerage commission rate(8)           $0.0244     $0.0336        $0.0350          --          --

1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.
2. For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.
3. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
4. Per share amounts calculated based on the weighted average number of shares outstanding during the year.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
6.  Annualized.

                                                                       CLASS B
-----------------------------------------------------------------      ----------------------------------------------
                                                                                                         PERIOD
                                                                       YEAR ENDED                        ENDED
                                                                       SEPTEMBER 30,                     DECEMBER 31,
   1992        1991(4)     1990         1989             1988          1997            1996(2)           1995(3)
================================================================================================================

    $11.22      $10.19      $10.67       $9.78            $8.89          $14.01         $13.03            $13.28
----------------------------------------------------------------------------------------------------------------

       .39         .40         .53         .49              .39             .45            .41               .17
       .44        1.06        (.43)       1.17             1.09            2.78            .93               .41
    ------      ------      ------      ------           ------          ------         ------            ------

       .83        1.46         .10        1.66             1.48            3.23           1.34               .58
----------------------------------------------------------------------------------------------------------------

      (.42)       (.43)       (.52)       (.48)            (.40)           (.41)          (.36)             (.27)
        --          --        (.06)       (.29)            (.19)           (.79)            --              (.56)
    ------      ------      ------      ------           ------          ------         ------            ------

      (.42)       (.43)       (.58)       (.77)            (.59)          (1.20)          (.36)             (.83)
----------------------------------------------------------------------------------------------------------------
    $11.63      $11.22      $10.19      $10.67            $9.78          $16.04         $14.01            $13.03
    ======      ======      ======      ======           ======          ======         ======            ======
================================================================================================================
      7.54%      14.67%       0.93%      18.21%           15.88%          24.34%         10.37%             4.44%

================================================================================================================

  $266,713    $276,800     $83,292     $81,194          $51,602         $67,916         $5,996            $1,265
----------------------------------------------------------------------------------------------------------------
  $269,096    $192,870     $82,490     $68,134          $40,662         $25,113         $3,546              $520
----------------------------------------------------------------------------------------------------------------

      3.41%       3.78%       5.14%       4.71%            4.30%           2.26%          3.69%(6)          2.62%(6)
      1.17%       1.27%       1.36%       1.47%            1.50%           1.96%          2.12%(6)          2.27%(6)
----------------------------------------------------------------------------------------------------------------
      60.3%      102.0%       71.3%       60.2%           185.5%           51.0%          31.7%             28.5%
        --          --          --          --               --         $0.0244        $0.0336           $0.0350

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $213,351,231 and $231,418,251, respectively.
8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

FINANCIAL HIGHLIGHTS  (CONTINUED)             CLASS C
                                              ---------------------------------------------------------
                                              YEAR ENDED SEPTEMBER 30,    YEAR ENDED DECEMBER 31,
                                              1997       1996(2)          1995       1994       1993(1)
=======================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period           $14.02     $13.01           $11.49     $13.05     $12.86
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                      .41        .40              .40        .44       (.97)
Net realized and unrealized gain (loss)          2.83        .96             2.07       (.77)      1.29
                                               ------     ------           ------     ------     ------
Total income (loss) from investment
operations                                       3.24       1.36             2.47       (.33)       .32
-------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:

Dividends from net investment income             (.40)      (.35)            (.39)      (.44)      (.12)
Distributions from net realized gain             (.79)        --             (.56)      (.79)      (.01)
                                               ------     ------           ------     ------     ------
Total dividends and distributions
to shareholders                                 (1.19)      (.35)            (.95)     (1.23)      (.13)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $16.07     $14.02           $13.01     $11.49     $13.05
                                               ======     ======           ======     ======     ======
=======================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)             24.42%     10.55%           21.69%     (2.50)%     2.51%

=======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $49,539    $21,087          $15,405     $9,182       $396
-------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $33,813    $17,898          $11,827     $5,601       $194
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            2.61%      3.84%(6)         3.08%      3.30%      2.19%(6)
Expenses                                         1.97%      2.07%(6)         1.99%      2.00%      2.50%(6)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                       51.0%      31.7%            28.5%      31.5%      32.7%
Average brokerage commission rate(8)          $0.0244    $0.0336          $0.0350         --         --

1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.
2. For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.
3. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
4. Per share amounts calculated based on the weighted average number of shares outstanding during the year.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $213,351,231 and $231,418,251, respectively.
8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

INVESTMENT OBJECTIVE AND POLICIES

OBJECTIVE. The Fund seeks high total investment return consistent with preservation of principal.

INVESTMENT POLICIES AND STRATEGIES. The Fund seeks its investment objective by investing its assets in a variety of different types of securities. In general, those investments include the categories listed below.


      o EQUITY SECURITIES. Generally these are securities that represent an ownership interest in the company issuing the security. They include common stocks, preferred stocks, convertible securities and warrants issued by domestic and foreign companies. When investing in convertible securities, the Manager looks to the conversion feature and generally treats the securities as "equity securities."


     o DEBT SECURITIES. The Fund's investments in debt securities may include bonds and notes issued by domestic or foreign companies, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (these are referred to as U.S. Government securities), and by foreign governments.

     o MONEY MARKET INSTRUMENTS. These are short-term debt securities (that is, they have a maturity of 13 months or less). They include U.S. Treasury bills (which have maturities of one year or less) and short-term debt obligations, payable in U.S. dollars, issued by banks, savings and loan associations and corporations.

     o HEDGING INSTRUMENTS. These are investments used by the Fund primarily to manage or "hedge" against investment risks. The Fund's hedging instruments may include put and call options, forward contracts, Futures and options on Futures.


      The Fund is not required to invest any set amount or percentage of its assets at any one time in one or more of the types of investments identified above. The Fund may not invest more than 35% of its total assets in non-investment grade securities. The Manager does not rely solely on ratings of securities in making investment decisions, but evaluates other business and economic factors affecting the issuer as well. To seek the Fund's investment objective, of a high total investment return, from time to time the Manager reallocates the Fund's assets among the different investment categories listed above. That allocation is based upon many factors, including the Manager's evaluation of general economic and market conditions in the U.S. and abroad and its expectations as to the potential total return of a particular category of investments. For example, at certain times, equity securities may be emphasized. When stock market conditions are unstable, the Fund may reallocate its assets to debt securities, with emphasis on money market instruments. Using this "asset allocation" approach, the proportion of the Fund's assets invested in any one type of investment will vary from time to time.


      The Fund's portfolio manager may employ special investing techniques in selecting investments for the Fund. These are also described below in "Investment Techniques and Strategies." Additional information about the types of investments, techniques and strategies the Fund employs may be found under the same headings in the Statement of Additional Information.

      o CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.


      o PORTFOLIO TURNOVER. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during its last fiscal year, its portfolio turnover rate would have been 100%. Portfolio turnover affects brokerage costs the Fund pays. The Fund may actively use portfolio trading to try to benefit from differences in short-term yields among different issues of debt securities, to try to increase its income, or to take advantage of differences in securities prices. The "Financial Highlights" table above, shows the Fund's portfolio turnover rate during past fiscal years.



INVESTMENT RISKS.

      All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligations under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

     Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

     o STOCK INVESTMENT RISKS. Because the Fund may invest a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities and other assets and liabilities change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer and changes in government regulations affecting an industry). Not all of these factors can be predicted. The Fund attempts to limit certain market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company, and by not investing too great a percentage of the Fund's assets in any one company.


      |X| INTEREST RATE RISKS. Debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Fund's portfolio of debt securities.

     |X| FOREIGN SECURITIES HAVE SPECIAL RISKS. While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.
Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

      |X| SPECIAL RISKS OF INVESTING IN LOWER-GRADE SECURITIES. The Fund may invest up to 35% of its total assets in domestic and foreign high-yield, "lower-grade" debt securities (including both high-yielding rated and unrated securities). "Lower-grade" debt securities generally offer higher income potential than investment grade securities. "Lower-grade" securities are those rated below "investment grade," which means they have a rating below "BBB" by Standard & Poor's Corporation or below "Baa" by Moody's Investors Service, Inc. or similar ratings by other nationally-recognized rating organizations, or, if unrated, are judged by the Manager to be comparable to such lower-rated securities. The Fund may invest in securities rated as low as "C" or "D" by Standard & Poor's or by Moody's. For a description of these securities ratings, please refer to Appendix B to the Statement of Additional Information.

      High yield, lower-grade securities, whether rated or unrated, may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities, and may be considered to have certain speculative risks. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described in "Foreign Securities," above.

      These risks mean that the Fund may not achieve the income it expects from lower-grade securities, and that the Fund's net asset values per share may be affected by declines in value of these securities. However, the Fund's allocation of its assets among different types of investments under normal conditions may reduce some of the risk that investing in these securities can have on the value of the Fund's shares, as will the Fund's policy of diversifying its investments.

      |X| HEDGING INSTRUMENTS CAN BE VOLATILE INVESTMENTS AND MAY INVOLVE SPECIAL RISKS. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly or if the hedging instrument does not perform as expected, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Cross-hedging entails a risk of loss on both the value of the security that is the basis of the hedge and the currency contract that was used in the hedge. These risks and the hedging strategies the Fund may use are described in greater detail in the Statement of Additional Information.

INVESTMENT TECHNIQUES AND STRATEGIES. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help reduce some of the risks.

     o FOREIGN SECURITIES. The Fund may invest in equity and debt securities issued by foreign companies and debt securities issued by foreign governments. The Fund does not have any limit on the amount of foreign securities it may purchase. However, normally the Fund does not expect to have more than 50% of its assets invested in foreign securities. Foreign securities (which may be denominated in U.S. dollars or non-U.S. currencies) are issued or guaranteed by foreign corporations, certain supranational entities, and foreign governments or their agencies or their instrumentalities, and securities issued by U.S. corporations denominated in non-U.S. currencies. Securities of foreign issuers that are represented by American Depository Receipts, or that are listed only on a U.S. securities exchange, or are traded only in the U.S. over-the-counter market are not considered "foreign securities" because they are not subject to many of the special considerations and risks that apply to foreign securities traded and held abroad. The Fund may purchase foreign securities issued by companies engaged in mining gold and other precious metals.

      o EQUITY SECURITIES. When investing for capital appreciation, the Fund may buy equity securities issued by domestic or foreign companies in any industry (for example, industrial, financial or utility). These investments may include common stocks, preferred stocks, convertible securities and warrants. In selecting stocks, the Fund may emphasize issues that are listed on a U.S. securities exchange or quoted on the Automated Quotation System ("NASDAQ") of the NASDAQ Stock Market, Inc. Although the Fund may invest in securities of small, unseasoned companies, it currently intends that its investments in securities of companies (including predecessors) that have operated less than three years will not exceed 5% of its total assets. The Fund will invest at least 25% of its total assets in equity securities, including common stocks, preferred stocks and securities convertible into common stock.

      O DEBT SECURITIES. The Fund has no limitations on the maturity, capitalization of the issuer or credit rating of the debt securities in which it invests other than the Fund will not invest more than 35% of its total assets in lower-grade debt securities. The Fund will invest at least 25% of its total assets in fixed-income senior securities. Fixed-income securities include bonds and notes. The Fund may invest in any debt securities, including bonds, debentures, notes, participation interests, asset- backed securities and zero coupon securities, issued by corporations in any industry.

      The Fund may also invest in U.S. Government securities. Certain of these obligations, including U.S. Treasury notes, bills and bonds, and mortgage-backed securities guaranteed by Government National Mortgage Association (these securities are called "Ginnie Maes") are supported by the full faith and credit of the U.S. Government. Other mortgage-related U.S. Government securities the Fund invests in are issued or guaranteed by federal agencies or government-sponsored entities but are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal National Mortgage Association (these securities are referred to as "Fannie Maes") and obligations supported only by the credit of the instrumentality, such as Federal Home Loan Mortgage Corporation (these securities are referred to as "Freddie Macs"). The Fund may invest in zero coupon U.S. Treasury securities (described below) and short-term U.S. Government Securities that are money market instruments.

      o MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments, which are debt obligations generally maturing in 13 months or less. They may include short-term certificates of deposit, bankers' acceptances, commercial paper (including variable amount master demand notes), U.S. Government obligations, and other debt instruments (including bonds) issued by corporations. These securities may have variable or floating interest rates. The Fund's investments in this sector include high quality commercial paper (in general, paper in the top two rating categories of Standard & Poor's or Moody's); in addition, there are restrictions on the types of issuers whose securities will be purchased. These are more fully described in the Statement of Additional Information.

     o PARTICIPATION INTERESTS. The Fund may acquire participation interests in loans that are made to U.S. or foreign companies. These interests are acquired from banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and repay the principal.

      o ASSET-BACKED SECURITIES. The Fund may invest in "asset-backed" securities. These are interests in pools of consumer loans and other trade receivables similar to mortgage-backed securities, described below. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the debt that forms the income stream for the security.

      o MORTGAGE-BACKED SECURITIES AND CMOS. The Fund may invest in securities that represent an interest in a pool of residential mortgage loans. These include collateralized mortgage-backed obligations (referred to as "CMOs"). CMOs are considered U.S. Government securities if they are issued or guaranteed by agencies or instrumentalities of the U.S. Government (for example, Ginnie Maes, Freddie Macs and Fannie Maes). However, other mortgage-backed securities represent pools of mortgages "packaged" and offered by private issuers, and there is a risk that private issuers will be unable to meet their obligations on CMOs.

      CMOs and mortgage-backed securities differ from conventional debt securities that provide periodic payments of interest in fixed amounts and repay the principal at maturity or specified call dates. Mortgage-backed securities provide monthly payments that are, in effect, a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Those payments may include prepayments of mortgages, which have the effect of paying the debt on the CMO early. When the Fund receives scheduled principal payments and unscheduled prepayments it will have cash to reinvest but may have to invest that cash in investments having lower interest rates than the original investment. That could reduce the yield of the Fund.

      The Fund may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments and the other which receives some or all of the interest payments. Stripped securities that receive only interest are subject to increased price volatility when interest rates change. They have an additional risk that if the principal underlying the CMO is prepaid (which is more likely to happen if interest rates fall), the Fund will lose the anticipated cash flow from the interest on the mortgages that were prepaid.

     o ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities issued either by private issuers or by the U.S. Treasury. Some zero coupon securities of private issuers are notes or debentures that do not pay current interest and are issued at substantial discounts from par value. Other private issuer zero coupon securities are notes or debentures that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity. Usually that interest rate is higher than if interest were payable from the date the security is issued. Private issuer zero coupon securities are subject to the risk of the issuer's failure to pay interest and repay the principal value of the security.

      Zero coupon U.S. Treasury securities generally are U.S. Treasury notes or bonds that have been "stripped" of their interest coupons, U.S. Treasury bills issued without interest coupons, or certificates representing an interest in the stripped securities. A zero coupon Treasury security pays no current interest and trades at a deep discount from its face value. It will be subject to greater market fluctuations from changes in interest rates than interest-paying securities.

      While the Fund does not receive cash payments of interest on zero coupon securities, it does accrue taxable income on these securities. As a result, the Fund may be forced to sell portfolio securities to pay cash dividends or meet redemptions.

     o DERIVATIVE INVESTMENTS. In general, a "derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," below) may be considered "derivative investments." The Fund may not purchase or sell physical commodities; however, the Fund may purchase and sell foreign currency in hedging transactions. This shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities.

      There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may trade in the over-the-counter market and may be illiquid. Please see "Illiquid and Restricted Securities", below.

      o ILLIQUID AND RESTRICTED SECURITIES. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund currently intends not to invest more than 10% of its net assets in illiquid or restricted securities (the Board may increase that limit to 15%). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

     o LOANS OF PORTFOLIO SECURITIES. To raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. As a matter of fundamental policy, these loans are limited to not more than 25% of the value of the Fund's total assets. Loans are subject to the conditions described in the Statement of Additional Information. The Fund does not intend to engage in loans of portfolio securities in excess of 5% of the value of its total assets.

     o REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. They are primarily used for liquidity purposes. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.

     O "WHEN-ISSUED" AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

      o HEDGING. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, broadly-based stock or bond indices and foreign currency. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Hedging" in the Statement of Additional Information.

      The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, may hedge the Fund's portfolio against price fluctuations to some extent. Other hedging strategies, such as buying futures and call options, may tend to increase the Fund's exposure to the securities market.

      Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes, or may be used for defensive reasons or to raise cash to distribute to shareholders.


      o FUTURES. The Fund may buy and sell futures contracts that relate to (1) broadly-based stock indices (referred to as Stock Index Futures), (2) other broadly-based securities indices (together with Stock Index Futures, referred to as Financial Futures), (3) interest rates (these are referred to as Interest Rate Futures) , (4) foreign currencies and (5) commodities (these are referred to as commodity futures). These types of Futures are described in "Hedging" in the Statement of Additional Information. At present, the Fund does not intend to enter into Futures and options on Futures if, after any such purchase or sale, the sum of margin deposits on Futures and premiums paid on Futures options exceeds 5% of the value of the Fund's total assets.


      o PUT AND CALL OPTIONS. The Fund may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described in "Futures," above. A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.


      If the Fund sells (that is, writes) a call option, it must be "covered." That means the Fund must own the security subject to the call while the call is outstanding, or, for other types of written calls, the Fund must segregate liquid assets to enable it to satisfy its obligations if the call is exercised. Up to [ 35%] of the Fund's total assets may be subject to calls.

      The Fund may buy puts whether or not it holds the underlying investment in the portfolio. If the Fund writes a put, the put must be covered by segregated liquid assets. The Fund will not write puts if more than [ 25% ]of the Fund's net assets would have to be segregated to cover put options.


      o FORWARD CURRENCY CONTRACTS. Forward Currency Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

OTHER INVESTMENT RESTRICTIONS. The Fund has certain investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

      o The Fund cannot buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets, more than 5% of the Fund's net assets would be invested in securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities.

      o The Fund cannot lend money, except that the Fund may buy debt securities that the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities subject to the restrictions stated under "Loans of Portfolio Securities."

      o The Fund cannot borrow money in excess of 5% of the value of its total assets and then only as a temporary measure for extraordinary or emergency purposes; or mortgage, pledge or hypothecate any of its assets to secure a debt (the escrow or other collateral arrangements in connection with hedging instruments are not considered to involve a mortgage, hypothecation or pledge).

      o The Fund cannot invest more than 5% of the value of its total assets in warrants nor more than 2% of that value in warrants that are not listed on the New York or American Stock Exchanges; warrants attached to other securities are not subject to this restriction.

      o The Fund cannot invest in physical commodities or commodity contracts; however, the Fund may (i) buy and sell hedging instruments permitted by any of its other investment policies, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities.

      o The Fund cannot concentrate investments in any particular industry; therefore, the Fund will not purchase the securities of companies in any one industry if thereafter more than 25% of the value of the Fund's total assets would consist of securities of companies in that industry. However, that limitation does not apply to U.S. Government Securities.

      Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.


HOW THE FUND IS MANAGED

ORGANIZATION AND HISTORY. The Fund was organized as a Massachusetts business trust in 1987 as the result of the combination of three series of a mutual fund managed by the Manager into a single fund that became the Fund, with a new investment objective and policies. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and the officers of the Fund and provides more information about them. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses, which may be different from the other classes. Therefore, each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferable.

THE MANAGER AND ITS AFFILIATES. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Investment Advisory Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.


      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success.


     o PORTFOLIO MANAGER. The Portfolio Manager of the Fund is Richard H. Rubinstein, who is a Vice President of the Fund and also a Senior Vice President of the Manager. Mr. Rubinstein is the person primarily responsible for the day-to-day management of the Fund's portfolio. He serves as an officer and portfolio manager of other Oppenheimer funds.


     o FEES AND EXPENSES. Under the Investment Advisory Agreement that became effective June 27, 1994, and was amended per a resolution of the Board of Trustees dated December 11, 1997 to reduce the fee on assets in excess of $1.5 billion, the Fund pays the Manager a monthly fee at the following annual rates, which may be higher than the rates paid by some other mutual funds, and which decline on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets in excess of $1.5 billion. The Fund's management fee for its last fiscal year was 0.72% of average annual net assets for Class A, Class B and Class C shares.


      The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

      There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

      o THE DISTRIBUTOR. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other "Oppenheimer funds" managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

      o THE TRANSFER AGENT. The Fund's Transfer Agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

PERFORMANCE OF THE FUND

EXPLANATION OF PERFORMANCE TERMINOLOGY. The Fund uses the terms "cumulative total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance information may help you see how well your investment has done over time and to compare it to market indices, as we have done below.

      It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance information is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

      o TOTAL RETURNS. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

      When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B and Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. Total returns may also be quoted "at net asset value," without the sales charge, and those returns would be reduced if sales charges were deducted. However, total returns may also be shown based on the change in net asset value, without considering the effect of the contingent deferred sales charge, and those returns would be less if sales charges were deducted.

HOW HAS THE FUND PERFORMED? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended September 30, 1997, followed by a graphical comparison of the Fund's performance to two appropriate broad-based market indices.


      o MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year ended September 30, 1997, its positive performance was affected principally by the overall performance of the U.S. stock market and the Fund's June, 1997 merger with Oppenheimer Fund and Oppenheimer Strategic Income & Growth Fund, which enabled the Fund to expand its portfolio. The Fund's assets were allocated to stocks, bonds, cash and equivalents, with approximately 60% of the Fund's total assets allocated to stocks at September 30, 1997. The Fund has focused its stock investments in five areas: growth, value, contrarian, international and high dividend yield, enabling the Fund to achieve broad diversification. The Fund's approach to fixed-income investing is to diversify among U.S. Treasury securities, high-yield corporate bonds and foreign bonds, which enabled it to capture incrementally higher yields while generally reducing risks. The Fund's portfolio and its portfolio manager's strategies are subject to change.


      o COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 1997. In the case of Class A shares, performance is measured over a ten-year period; in the case of Class B shares, from the inception of the class on August 29, 1995; and in the case of Class C shares, from the inception of the class on December 1, 1993. The Fund's performance reflects the deduction of the 5.75% current maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.

     Because the Fund invests in a variety of equity and fixed-income securities, the Fund's performance is compared to the performance of two market indices: (i) the S&P 500 Index, a broad- based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market; and (ii) the Lehman Brothers Aggregate Bond Index, a broad-based index of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities, widely regarded as a measure of the performance of the domestic debt securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance data reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index and the index data does not reflect any assessment of the risk of the investments included in the index.

      CLASS A SHARES
      Comparison of Change in Value of $10,000 Hypothetical Investments in Oppenheimer Multiple Strategies Fund Class A, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index

                                    [Graph]

      Average Annual Total Return of Class A shares of the Fund at 9/30/97(1)


      1 YEAR      5  YEAR     10 YEAR

      18.25%      13.85%      10.40%



      CLASS B SHARES
      Comparison of Change in Value of $10,000 Hypothetical Investments in Oppenheimer Multiple Strategies Fund Class B, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index

                                    [Graph]

      Average Annual Total Return of Class B shares of the Fund at 9/30/97(2)


      1 YEAR      LIFE OF CLASS

      19.34%      17.63%


      CLASS C SHARES
      Comparison of Change in Value of $10,000 Hypothetical Investments in Oppenheimer Multiple Strategies Fund Class C, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index

                                    [Graph]

      Average Annual Total Return of Class C shares of the Fund at 9/30/97(3)


      1 YEAR      LIFE OF CLASS

      23.42%      14.28%

Total return and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The Fund's fiscal year has changed from 12/31 to 9/30.
1. The inception date of the Fund (Class A shares) was 4/24/87. Class A returns are shown net of the current applicable 5.75% maximum initial sales charge.
2. Class B shares of the Fund were first publicly offered on 8/29/95. The average annual total return are shown net of the applicable 5% and 3% contingent deferred sales charge. The ending account value in the graph for the Fund is shown net of the applicable 3% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 12/1/93. The 1-year return is shown net of the applicable 1% contingent deferred sales charge.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.


ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

CLASSES OF SHARES. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

      o CLASS A SHARES. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page___). If you purchase Class A shares as part of an investment of at least $1 million (at least $500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

      o CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies, depending on how long you own your shares, as described in "Buying Class B Shares" below.

      o CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "Buying Class C Shares" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, considering the effect of the annual asset-based sales charges on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in.

      The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only ONE class of shares and not a combination of shares of different classes.

      o HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B or Class C shares for which no initial sales charge is paid.

      o INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C (as well as Class B) shares for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class
B) shares. If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

      And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

      o INVESTING FOR THE LONGER TERM. If you are investing for the longer-term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.

      o ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Because some account features may not be available for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

      o HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purposes of the Class B and Class C contingent deferred sales charges and asset-based sales charge is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

HOW MUCH MUST YOU INVEST? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

      o With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

      o Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

      o There is no minimum investment requirement if you are buying shares by reinvesting dividends or distributions from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

      o HOW ARE SHARES PURCHASED? You can buy shares several ways--through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. WHEN YOU BUY SHARES, BE SURE TO SPECIFY CLASS A, CLASS B OR CLASS C SHARES. IF YOU DO NOT CHOOSE, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

      o BUYING SHARES THROUGH YOUR DEALER. Your dealer will place your order with the Distributor on your behalf.

     o BUYING SHARES THROUGH THE DISTRIBUTOR. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.


     o PAYMENTS BY FEDERAL WIRE: Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must FIRST call the Distributor's Wire Department at 1-800-525- 7041 to notify the Distributor of the wire, and receive further instructions.


      o BUYING SHARES THROUGH OPPENHEIMERFUNDS ACCOUNTLINK. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to PURCHASE SHARES, to have the Transfer Agent SEND REDEMPTION PROCEEDS, and to TRANSMIT DIVIDENDS AND DISTRIBUTIONS TO YOUR BANK ACCOUNT.

      Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

     o ASSET BUILDER PLANS. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.


      o AT WHAT PRICE ARE SHARES SOLD? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept order. In most cases, to enable you to receive that day's offering price, the Distributor or an authorized entity agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day"). If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 4:00 P.M. THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY REJECT ANY PURCHASE ORDER FOR THE FUND'S SHARES.


      If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

SPECIAL SALES CHARGE ARRANGEMENTS FOR CERTAIN PERSONS. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

BUYING CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                          FRONT-END SALES   FRONT-END SALES    COMMISSION
                          CHARGE AS A       CHARGE AS A        COMMISSION AS
                          PERCENTAGE OF     PERCENTAGE OF      PERCENTAGE OF
AMOUNT OF PURCHASE        OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
------------------------------------------------------------------------------
Less than $25,000         5.75%             6.10%              4.75%
------------------------------------------------------------------------------
$25,000 or more but
less than $50,000         5.50%             5.82%              4.75%
------------------------------------------------------------------------------
$50,000 or more but
less than $100,000        4.75%             4.99%              4.00%
------------------------------------------------------------------------------
$100,000 or more but
less than $250,000        3.75%             3.90%              3.00%
------------------------------------------------------------------------------
$250,000 or more but
less than $500,000        2.50%             2.56%              2.00%
------------------------------------------------------------------------------
$500,000 or more but
less than $1 million      2.00%             2.04%              1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

      o CLASS A CONTINGENT DEFERRED SALES CHARGE. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

      o Purchases aggregating $1 million or more;

      o Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan, employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more;


      o Purchases by an OppenheimerFunds  Rollover IRA if the purchases are made
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases; or

      o Purchases by a retirement plan qualified under Section 401(a) if the retirement plan has total plan assets of $500,000 or more.


      The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

     If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gains distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 12 months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

      o SPECIAL ARRANGEMENTS WITH DEALERS. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

REDUCED SALES CHARGES FOR CLASS A SHARE PURCHASES. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      o RIGHT OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o LETTER OF INTENT. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

      o WAIVERS OF CLASS A SALES CHARGES. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

      WAIVERS OF INITIAL AND CONTINGENT DEFERRED SALES CHARGES FOR CERTAIN PURCHASERS. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o  the Manager or its affiliates;

      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

      o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      o dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of shares of the Fund);

      o employee benefit plans purchasing shares through a shareholder agent which the Distributor has appointed as its agent to accept those purchase orders;

      o (1) investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

      o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

      o any unit investment trust that has entered into an appropriate agreement with the Distributor;

      o a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or

      o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements were consummated and share purchases commenced by December 31, 1996.

      WAIVERS OF INITIAL AND CONTINGENT DEFERRED SALES CHARGES IN CERTAIN TRANSACTIONS. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

      o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the
Distributor;

      o shares purchased and paid for with the proceeds of shares redeemed in the past 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

      o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

      WAIVERS OF THE CLASS A CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

      o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

      o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);


      o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);


      o for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program;

      o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
(8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA;

      o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

      o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

      o SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

BUYING CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                          CONTINGENT DEFERRED SALES CHARGE
YEARS SINCE BEGINNING OF MONTH IN         ON REDEMPTIONS IN THAT YEAR
WHICH PURCHASE ORDER WAS ACCEPTED         (AS % OF AMOUNT SUBJECT TO CHARGE)
------------------------------------------------------------------------------
0 - 1                                     5.0%
------------------------------------------------------------------------------
1 - 2                                     4.0%
------------------------------------------------------------------------------
2 - 3                                     3.0%
------------------------------------------------------------------------------
3 - 4                                     3.0%
------------------------------------------------------------------------------
4 - 5                                     2.0%
------------------------------------------------------------------------------
5 - 6                                     1.0%
------------------------------------------------------------------------------
6 and following                           None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      o AUTOMATIC CONVERSION OF CLASS B SHARES. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

      o DISTRIBUTION AND SERVICE PLAN FOR CLASS B SHARES. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. This Plan is described below under "Buying Class C Shares - Distribution and Service Plans for Class B and Class C Shares."

      o WAIVERS OF CLASS B SALES CHARGES. The Class B contingent deferred sales charge will not apply to shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Waivers of Class B and Class C Sales Charges." BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to the Distributor to reimburse it for its expenses of providing distribution- related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12- month period.

DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives an annual service fee of 0.25% per year under each Plan.

      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. The Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. The Distributor may pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.


      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. Therefore, those expenses may be carried over and paid in future years. At September 30, 1997, the end of the Class B and Class C Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class B shares of $2,459,920 for Class B shares and $487,837 for Class C shares, equal to
 3.62% of the Fund's net assets represented by Class B shares on that date, and 0.98% of the Fund's net assets represented by Class C shares on that date.


      If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge and/or the service fee to the Distributor for certain expenses it incurred before the plan was terminated with respect to Class B or Class C shares sold before the respective plan was terminated.

      o WAIVERS OF CLASS B AND CLASS C SALES CHARGES. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are discussed in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B or Class C contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

      WAIVERS FOR REDEMPTIONS OF SHARES IN CERTAIN CASES. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

      o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

      o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

      o returns of excess contributions to Retirement Plans;

      o to make distributions from retirement plans that qualify as "substantially equal periodic payments" under Section 72(t) of the Internal Revenue Code, provided the distributions do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request; or

      o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies";

      o distributions from OppenheimerFunds prototype 401(k) plans: and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (5) for separation from service; or (6) for loans to participants or beneficiaries; or

      o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

     WAIVERS FOR SHARES SOLD OR ISSUED IN CERTAIN TRANSACTIONS. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      o shares sold to the Manager or its affiliates;

      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

      o shares issued in plans of reorganization to which the Fund is a party.


SPECIAL INVESTOR SERVICES

ACCOUNTLINK. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

      o USING ACCOUNTLINK TO BUY SHARES. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      o PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number:
1-800-533-3310.

      o PURCHASING  SHARES. You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.

      o EXCHANGING SHARES. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer fund account you have already  established  by calling the special  PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     o SELLING SHARES. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

SHAREHOLDER TRANSACTIONS BY FAX. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.


OPPENHEIMERFUNDS INTERNET WEB SITE. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. In 1998, the Transfer Agent anticipates offering certain account transactions through the Internet Web Site. To find out more information about those transactions and procedures, please visit the Web Site.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis:


     o AUTOMATIC WITHDRAWAL PLANS. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi- annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.


      o AUTOMATIC EXCHANGE PLANS. You can authorize the Transfer Agent to exchange automatically an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer fund account is $25. These exchanges are subject to the terms of the exchange privilege, described below.


REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

RETIREMENT PLANS. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

      o INDIVIDUAL RETIREMENT ACCOUNTS including rollover IRAs, for individuals and their spouses and SIMPLE IRAs offered by employers

      o 403(B)(7) CUSTODIAL PLANS for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

      o SEP-IRAS (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR-SEP IRAs

      o PENSION AND PROFIT-SHARING PLANS for self-employed persons and other employers

      o  401(K) PROTOTYPE RETIREMENT PLANS for businesses

      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.


HOW TO SELL SHARES

      You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value next calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. IF YOU HAVE QUESTIONS ABOUT ANY OF THESE PROCEDURES, AND ESPECIALLY IF YOU ARE REDEEMING SHARES IN A SPECIAL SITUATION, SUCH AS DUE TO THE DEATH OF THE OWNER, OR FROM A RETIREMENT PLAN, PLEASE CALL THE TRANSFER AGENT FIRST, AT 1-800-525-7048, FOR ASSISTANCE.

     o RETIREMENT ACCOUNTS. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

      o CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

      o You wish to redeem more than $50,000 worth of shares and receive a check

      o The redemption check is not payable to all shareholders listed on the account statement

      o The redemption check is not sent to the address of record on your account statement

      o Shares are being transferred to a Fund account with a different owner or name

      o Shares are redeemed by someone other than the owners (such as an Executor)

     o WHERE CAN I HAVE MY SIGNATURE GUARANTEED? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. IF YOU ARE SIGNING AS A FIDUCIARY OR ON BEHALF OF A CORPORATION, PARTNERSHIP OR OTHER BUSINESS, YOU MUST ALSO INCLUDE YOUR TITLE IN THE SIGNATURE.

SELLING SHARES BY MAIL.  Write a "letter of instructions" that includes:

      o  Your name
      o  The Fund's name
      o  Your Fund account number (from your account statement)
      o  The dollar amount or number of shares to be redeemed
      o  Any special payment instructions
      o  Any share certificates for the shares you are selling
      o The signatures of all registered owners exactly as the account is registered
      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

USE THE FOLLOWING ADDRESS FOR             SEND COURIER OR EXPRESS MAIL
REQUESTS BY MAIL:                         REQUESTS TO:
OppenheimerFunds Services                 OppenheimerFunds Services
P.O. Box 5270                             10200 E. Girard Avenue,
Denver, Colorado 80217                    Building D
                                          Denver, Colorado 80231

SELLING SHARES BY TELEPHONE. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. YOU MAY NOT REDEEM SHARES HELD IN AN OPPENHEIMERFUNDS RETIREMENT PLAN OR UNDER A SHARE CERTIFICATE BY TELEPHONE.

      o  To   redeem   shares   through   a   service   representative,   call
1-800-852-8457

      o  To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

      o TELEPHONE REDEMPTIONS PAID BY CHECK. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

     o TELEPHONE REDEMPTIONS THROUGH ACCOUNTLINK. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

SELLING SHARES THROUGH YOUR DEALER. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements For Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.


HOW TO EXCHANGE SHARES

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence

      o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege

      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day

      o You must meet the minimum purchase requirements for the fund you purchase by exchange

      o  BEFORE  EXCHANGING  INTO A FUND,  YOU  SHOULD  OBTAIN  AND  READ  ITS
PROSPECTUS

      SHARES OF A PARTICULAR CLASS OF THE FUND MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER OPPENHEIMER FUNDS. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be "Class A" shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

     o WRITTEN EXCHANGE REQUESTS. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     o TELEPHONE EXCHANGE REQUESTS. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

      There are certain exchange policies you should be aware of:

      o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

      o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

      The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

SHAREHOLDER ACCOUNT RULES AND POLICIES

      o NET ASSET VALUE PER SHARE is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

      o THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     o TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges automatically apply to each owner of the account and the dealer representative of record for the account unless refused on the new account Application, or, if not refused, will apply until the Transfer Agent receives cancellation instructions from an owner of the account.

      o THE  TRANSFER  AGENT WILL  RECORD  ANY  TELEPHONE  CALLS to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      o REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      o DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      o THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the values of the securities in the Fund's portfolio fluctuate, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. THE TRANSFER AGENT MAY DELAY FORWARDING A CHECK OR PROCESSING A PAYMENT VIA ACCOUNTLINK FOR RECENTLY PURCHASED SHARES, BUT ONLY UNTIL THE PURCHASE PAYMENT HAS CLEARED. THAT DELAY MAY BE AS MUCH AS 10 DAYS FROM THE DATE THE SHARES WERE PURCHASED. THAT DELAY MAY BE AVOIDED IF YOU PURCHASE SHARES BY FEDERAL FUNDS WIRE, CERTIFIED CHECK OR ARRANGE WITH YOUR BANK TO PROVIDE TELEPHONE OR WRITTEN ASSURANCE TO THE TRANSFER AGENT THAT YOUR PURCHASE PAYMENT HAS CLEARED.

     o INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

     o UNDER UNUSUAL CIRCUMSTANCES, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

      o "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

      o THE FUND DOES NOT CHARGE A REDEMPTION FEE, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

      o TO AVOID SENDING DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800- 525-7048 to ask that copies of those materials be sent personally to that shareholder.


DIVIDENDS, CAPITAL GAINS AND TAXES


DIVIDENDS. The Fund declares dividends separately for Class A, Class B and Class C shares quarterly, payable on or about the 29th of March, June, September and December. Another date may be selected by the Fund's Board of Trustees.
Normally, distributions paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends. The amount of a class' dividends or distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by that class.


CAPITAL GAINS. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following its fiscal year which ends September 30. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

DISTRIBUTION OPTIONS. When you open your account, specify on your application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

      o REINVEST ALL DISTRIBUTIONS IN THE FUND. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

      o REINVEST LONG-TERM CAPITAL GAINS ONLY. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or have them sent to your bank account on AccountLink.

      o RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

      o REINVEST YOUR DISTRIBUTIONS IN ANOTHER OPPENHEIMER FUNDS ACCOUNT. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

TAXES. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. So that the Fund will not have to pay taxes on the amounts it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although it reserves the right not to qualify in a particular year.

      o "BUYING A DIVIDEND": If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain, respectively.

      o TAXES ON TRANSACTIONS: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

      o RETURNS OF CAPITAL: In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

      This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX A

SPECIAL SALES CHARGE ARRANGEMENTS FOR SHAREHOLDERS OF THE FUND
WHO WERE SHAREHOLDERS OF THE FORMER QUEST FOR VALUE FUNDS

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer Quest Global Value Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax- Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or
(ii) purchased by such shareholder by exchange of shares of other Oppenheimer funds that were acquired pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

CLASS A SALES CHARGES

      o REDUCED CLASS A INITIAL SALES CHARGE RATES FOR CERTAIN FORMER QUEST SHAREHOLDERS

      o PURCHASES BY GROUPS, ASSOCIATIONS AND CERTAIN QUALIFIED RETIREMENT PLANS. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                       FRONT-END SALES      FRONT-END SALES
NUMBER OF              CHARGE AS A          CHARGE AS A         COMMISSION AS
ELIGIBLE EMPLOYEES     PERCENTAGE OF        PERCENTAGE OF       PERCENTAGE OF
OR MEMBERS             OFFERING PRICE       AMOUNT INVESTED     OFFERING PRICE
------------------------------------------------------------------------------
9 or fewer             2.50%                2.56%               2.00%
------------------------------------------------------------------------------
At least 10 but not
more than 49           2.00%                2.04%               1.60%

      For purchases by Qualified Retirement Plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages __ to __ of this Prospectus.

      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

      O WAIVER OF CLASS A SALES CHARGES FOR CERTAIN SHAREHOLDERS. Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

     o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      O WAIVER OF CLASS A CONTINGENT DEFERRED SALES CHARGE IN CERTAIN TRANSACTIONS. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      o Investors who purchased Class A shares from a dealer that is not or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

      o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

CLASS A, CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE WAIVERS

      O WAIVERS FOR REDEMPTIONS OF SHARES PURCHASED PRIOR TO MARCH 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under
Section  401(a) of the Internal  Revenue Code or from  custodial  accounts under
Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      O WAIVERS FOR REDEMPTIONS OF SHARES PURCHASED ON OR AFTER MARCH 6, 1995 BUT PRIOR TO NOVEMBER 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

                          APPENDIX TO PROSPECTUS OF
                     OPPENHEIMER MULTIPLE STRATEGIES FUND

Graphic material included in Prospectus of Oppenheimer Multiple Strategies Fund:
"Comparison of Change in Value of $10,000 Investments in Oppenheimer Multiple Strategies Fund, the S&P 500 Index, and The Lehman Brothers Aggregate Bond Index".


Linear graphs will be included in the Prospectus of Oppenheimer Multiple Strategies Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in each class of shares of the Fund. In the case of the Fund's Class A shares, that graph will cover a ten-year fiscal year-end period through September 30, 1997; in the case of the Fund's Class B shares will cover the period from the inception of the class (August 29, 1995) through September 30, 1997; and in the case of the Fund's Class C shares will cover the period from the inception of the class (December 1, 1993) through September 30, 1997. The graphs will compare such values with hypothetical $10,000 over the same time periods with S&P 500 Index and The Lehman Brothers Aggregate Bond Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of the S&P 500 Index and The Lehman Brothers Aggregate Bond Index is set forth in the Prospectus under "How the Fund is Managed - How Has the Fund Performed?"


FISCAL YEAR      OPPENHEIMER                                LEHMAN BROTHERS
(PERIOD)         MULTIPLE STRATEGIES FUND    S&P            AGGREGATE
ENDED            CLASS A SHARES              INDEX          BOND INDEX


 09/30/87        $ 9,425                     $10,000        $10,000
12/31/87         $ 8,044                     $ 7,747        $10,581
12/31/88         $ 9,321                     $ 9,031        $11,416
12/31/89         $11,018                     $11,887        $13,074
12/31/90         $11,120                     $11,518        $14,246
12/31/91         $12,752                     $15,019        $16,526
12/31/92         $13,713                     $16,162        $17,749
12/31/93         $15,947                     $17,787        $19,479
12/31/94         $15,695                     $18,021        $18,911
12/31/95         $19,271                     $24,785        $22,405
09/30/96         $21,433                     $28,129        $22,542
09/30/97         $26,891                     $39,501        $24,732


FISCAL YEAR      OPPENHEIMER                                LEHMAN BROTHERS
(PERIOD)         MULTIPLE STRATEGIES FUND    S&P            AGGREGATE
ENDED            CLASS B SHARES              INDEX          BOND INDEX


08/29/95         $10,000                     $10,000        $10,000
12/31/95         $10,444                     $11,049        $10,528
09/30/96          $11,527                    $12,540        $10,592
09/30/97          $14,031                    $17,609        $11,621

FISCAL YEAR      OPPENHEIMER                                LEHMAN BROTHERS
(PERIOD)         MULTIPLE STRATEGIES FUND    S&P            AGGREGATE
ENDED            CLASS C SHARES              INDEX          BOND INDEX


12/01/93         $10,000                     $10,000        $10,000
12/31/93         $10,218                     $10,121        $10,054
12/31/94         $ 9,963                     $10,254        $9,761
12/31/95         $12,124                     $14,103        $11,564
09/30/96         $13,403                     $16,006        $11,635
09/30/97          $16,676                    $22,476        $12,765

OPPENHEIMER MULTIPLE STRATEGIES FUND
Two World Trade Center
New York, New York 10048
1-800-525-7048


INVESTMENT ADVISOR
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203


DISTRIBUTOR
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203



TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT

OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048



OPPENHEIMERFUNDS INTERNET WEB SITE:
http://www.oppenheimerfunds.com



CUSTODIAN OF PORTFOLIO SECURITIES
The Bank of New York
One Wall Street
New York, New York 10015


INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202


LEGAL COUNSEL
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

NO DEALER, BROKER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, OPPENHEIMERFUNDS, INC., OPPENHEIMERFUNDS DISTRIBUTOR, INC. OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.

PR0240.001.198         Printed on recycled paper.

OPPENHEIMER MULTIPLE STRATEGIES FUND

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048


STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 23, 1998



      This  Statement  of  Additional   Information   of  Oppenheimer   Multiple
Strategies Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 23, 1998. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

CONTENTS
                                                                        PAGE
ABOUT THE FUND

Investment Objective and Policies...................................... 2
     Investment Policies and Strategies................................ 2
     Other Investment Techniques and Strategies........................ 9
     Other Investment Restrictions..................................... 22
How the Fund is Managed ............................................... 24
     Organization and History.......................................... 24
     Trustees and Officers of the Fund................................. 24
     The Manager and Its Affiliates.................................... 30
Brokerage Policies of the Fund......................................... 32
Performance of the Fund................................................ 34
Distribution and Service Plans......................................... 36
ABOUT YOUR ACCOUNT
How To Buy Shares...................................................... 38
How To Sell Shares..................................................... 46
How To Exchange Shares................................................. 51
Dividends, Capital Gains and Taxes..................................... 53
Additional Information About the Fund.................................. 55
Independent Auditors' Report........................................... 56
Financial Statements................................................... 57
Appendix A: Industry Classifications................................... A-1
Appendix B: Description of Ratings Categories of Ratings Services...... B-1

ABOUT THE FUND

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT POLICIES AND STRATEGIES. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

      o SPECIAL RISKS OF LOWER-RATED SECURITIES. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk; these are in addition to other investment risks that may affect a particular security. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding, lower-rated bonds are subject to credit risk to a greater extent than lower yielding, investment grade bonds.

      As stated in the Prospectus, the Fund may invest in debt securities rated as low as "C" or "D" by Moody's or S&P. High yield securities, whether rated or unrated, may be subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, debt securities. Risks of high yield securities may include (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower-yielding portfolio securities, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

      As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of tax and other advantages of high yield bonds which, if enacted, could adversely affect the value of these securities and the Fund's net asset value. For example, federally-insured savings and loan associations have been required to divest their investments in high yield bonds.

      o INTEREST RATE RISKS. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, and thus the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore in the Fund's net asset values.

      o  EQUITY SECURITIES.

      o SMALL, UNSEASONED COMPANIES. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to sell them when it wants to, at an acceptable price. Their limited liquidity can result in their being priced lower than might otherwise be the case. If other investment companies and investors that invest in such securities trade the same securities when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained because of the thinner market for such securities.

      o PREFERRED STOCKS. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity. Those can be a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      o CONVERTIBLE SECURITIES. While convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      o WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      O DEBT SECURITIES. The Fund may purchase or sell debt securities (including U.S. Government Securities, discussed below) and money market instruments without regard to the length of time the security has been held to take advantage of short-term differentials in yields. While short-term trading increases the portfolio turnover, the execution cost for these securities is substantially less than for equivalent dollar values of equity securities. The Fund will only purchase securities meeting the requirements, including applicable rating qualifications, stated in the Prospectus. See Appendix B to the Prospectus for a description of the factors considered by the rating agencies in rating particular debt securities.

     o U.S. GOVERNMENT SECURITIES. U.S. Government Securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The U.S. Government Securities the Fund can invest in are described in the Prospectus and include U.S. Treasury securities such as "zero coupon" U.S. Treasury securities, mortgage-backed securities and CMOs.

      o FLOATING RATE/VARIABLE RATE NOTES. Some of the notes the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as a percentage of the prime rate of a bank or the 91-day U.S. Treasury bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

      o VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund as lender and the corporate borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note at any time without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at principal value, plus accrued interest, at any time. Accordingly, the Fund's right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow, and other liquidity ratios of the issuer and its ability to pay principal and interest on demand, including the possibility where all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the Fund's limitation on investments in illiquid securities described in "Illiquid and Restricted Securities" in the Prospectus. The Fund does not currently intend that its investments in variable amount master demand notes in the coming year will exceed 5% of its total assets.

      o PARTICIPATION INTERESTS. The Fund may invest in participation interests, subject to the Fund's limitation, described in "Illiquid and Restricted Securities" in the Prospectus, on investments by the Fund in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

      Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. The Manager has set creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. Under the Fund's standard for creditworthiness, some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be considered to be acceptable credit risks. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the value of that participation interest and in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

      o ASSET-BACKED SECURITIES. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset- backed securities do not have the benefit of the same type of security interest in the underlying collateral as do mortgage backed securities.

     o MORTGAGE-BACKED SECURITIES. These securities represent participation interests in pools of residential mortgage loans that are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities, which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some of the mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (for example, direct pass-through certificates of Government National Mortgage Association ("GNMA"). Some are supported by the right of the issuer to borrow from the U.S. Government (for example, obligations of Federal Home Loan Mortgage Corporation ("FHLMC"). Some are backed by only the credit of the issuer itself. Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Any of these government
agencies  may  issue  collateralized   mortgage-backed  obligations  ("CMOs"),
discussed below.

      The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

      Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a basis comparable with other debt securities because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect that may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Due to those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates.

      The Fund may purchase mortgage-backed securities at par, at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-backed securities at par, at a premium or at a discount.

      The Fund may invest in "stripped" mortgage backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

     Mortgage-backed securities may be less effective than debt obligations having a similar maturity at maintaining yields during periods of declining interest rates. As new types of mortgage- related securities are developed and offered to investors, the Manager will, subject to the direction of the Board of Trustees and consistent with the Fund's investment objective and policies, consider making investments in such new types of mortgage-related securities.

      o GNMA CERTIFICATES. Certificates of Government National Mortgage Association ("GNMA") are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and the GNMA, regardless of whether the mortgagor actually makes the payments.

     The National Housing Act authorized the GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (the "FHA") or guaranteed by the Veterans Administration (the "VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments under its guarantee.

      The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

      o FNMA SECURITIES. Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

      o FHLMC SECURITIES. Federal Home Loan Mortgage Association ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

      o  COLLATERALIZED   MORTGAGE-BACKED   OBLIGATIONS  ("CMOS").   CMOs  are
fully-collateralized
bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. Government instrumentality, or a private issuer. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such. That means the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders). Instead, such payments are dedicated to payment of interest on, and repayment of principal of, the CMOs.

      CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed though to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

      The issuer's obligation to make interest and principal payments on a mortgage-backed security is secured by the underlying portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, and private mortgage insurance companies) may be supported by insurance or guarantees, such as letters of credit issued by governmental entities, private insurers or the private issuer of the mortgage pool. There can be no assurance that private insurers will be able to meet their obligations.

      o ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities issued by the U.S. Treasury or private issuers. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and (3) receipts or certificates representing interest in such stripped debt obligations or coupons. These securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. However, the lack of periodic interest payments means that the interest rate is "locked in" and there is no risk of having to reinvest periodic interest payments in securities having lower rates. The Fund may also invest in zero coupon securities issued by private issuers, such as corporations.

      Because the Fund accrues taxable income from zero coupon securities issued by either the U.S. Treasury or other issuers without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, the amount of cash income the Fund receives from other investments, and the sale of shares. The Fund might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by the Fund and not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.

      o  MONEY MARKET SECURITIES.

      o CERTIFICATES OF DEPOSIT. Except as described below, the Fund may purchase certificates of deposit if they are issued or guaranteed by domestic banks (including foreign branches of domestic banks) which have total assets in excess of $500 million, and the Fund may purchase bankers' acceptances (which may be supported by letters of credit) only if guaranteed by U.S. commercial banks having total assets in excess of $500 million. The Fund may invest in certificates of deposit of $100,000 or less of a domestic bank, even if such bank has assets of less than $500 million, if the certificate of deposit is fully insured as to principal by the Federal Deposit Insurance Corporation. At no time will the Fund hold more than one certificate of deposit from any one such bank. Because of the limited marketability of such certificates of deposit, no more than 10% of the Fund's net assets will be invested in certificates of deposit of banks having total assets of less than $500 million. For these purposes, the term "bank" includes U.S. commercial banks, savings banks and savings and loan associations.

      o COMMERCIAL PAPER. The Fund may purchase commercial paper only if rated "A-1" or "A- 2" by S&P or "Prime-1" or "Prime-2" by Moody's or, if not rated, issued by a corporation having an existing debt security rated at least "AA" or "Aa" by S&P or Moody's, respectively. See Appendix A to the Prospectus for a description of the factors considered by S&P and Moody's for determining such ratings. The Fund may purchase obligations issued by other entities (including U.S. dollar-denominated securities of foreign branches of U.S. banks) if they are (i) guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund, or (ii) subject to repurchase agreements (described below). The foregoing ratings restrictions do not apply to banks in which the Fund's cash is kept.

OTHER INVESTMENT TECHNIQUES AND STRATEGIES

FOREIGN SECURITIES. Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers. These investments offer the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

     Although a portion of the Fund's investment income, if any, may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Other

Investment Techniques and Strategies - Hedging With Options and Futures Contracts" below.

      o RISKS OF FOREIGN SECURITIES. Investing in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally-accepted accounting principles ("G.A.A.P."). If foreign securities are not registered under the Securities Act of 1933, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934. The values of foreign securities investments will be affected by incomplete or inaccurate information available as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy in the U.S. or abroad, or changed circumstances in dealings between nations. In addition, it is generally more difficult to obtain court judgments outside the United States.

      The values of foreign securities will be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. Settlement periods for securities transactions may be longer than in the U.S. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

      Securities of foreign issuers that are represented by American depository receipts, or that are listed only on a U.S. securities exchange, or are traded only in the U.S. over-the-counter market are not considered "foreign securities" because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad. If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be in most cases approved by the Fund's Board of Trustees under applicable SEC rules.

      The Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These debt obligations of foreign entities may be fixed-rate par bonds or floating rate discount bonds. The payment of the principal at maturity is generally collateralized in full by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"of such bonds). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds, and among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

      The debt obligations of foreign governmental entities may or may not be supported by the "full faith and credit" of a foreign government. The Fund may invest in obligations of supranational entities, which include those international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," of these entities usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

      Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

     o LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities, subject to the restrictions stated in the Prospectus, if the loan is collateralized in accordance with applicable regulatory requirements. Under those requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government Securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least the minimum amount of interest required by the lending guidelines established by its Board of Trustees. In connection with securities lending, the Fund might experience risks of delay in receiving additional collateral, or risks of delay in recovery of the securities, or loss of rights in the collateral should the borrower fail financially.

      The Fund will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

     o WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. These securities are subject to market fluctuation; the value at delivery may be less than the purchase price.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value. The Fund will segregate or identify with its Custodian, cash, U.S. Government Securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

     The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time it enters into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.

      When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

     o REPURCHASE AGREEMENTS. In a repurchase transaction, the Fund purchases a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. An "approved vendor" is a U.S. commercial bank, the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities which must meet the audit requirements met by the Fund's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      O ILLIQUID AND RESTRICTED SECURITIES. The Fund has percentage limitations that apply to purchases of illiquid and restricted securities. This policy applies to participation interests, bank time deposits, master demand notes, repurchase transactions having a maturity beyond seven days, over-the-counter options held by the Fund and that portion of assets used to cover such options. This policy is not a fundamental policy and those percentage restrictions do not limit purchases of restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines. Those guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

      To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuations during that period. The Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      O HEDGING. As described in the Prospectus, the Fund may employ one or more types of Hedging Instruments. Hedging Instruments may be used to attempt to do the following: (1) protect against possible declines in the market value of the Fund's portfolio resulting from down trends in the securities markets, (2) protect unrealized gains in the value of the Fund's securities which have appreciated, (3) facilitate selling securities for investment reasons, (4) establish a position in the securities markets as a temporary substitute for purchasing particular securities, or (5) reduce the risk of adverse currency fluctuations.

      The Fund may use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund may (i) sell Futures, (ii) buy puts on such Futures or securities, or (iii) write covered calls on securities held by it or on Futures. When hedging to establish a position in the equities market as a temporary substitute for purchasing individual equity securities or to attempt to protect against the possibility that portfolio debt securities are not fully included in a rise in value of the debt securities market, the Fund may (i) buy Futures, or (ii) buy calls on such Futures or on securities.

      When hedging to attempt to protect against declines in the dollar value of a foreign currency- denominated security or in a payment on such security, the Fund may (a) purchase puts on that foreign currency, (b) write calls on that currency or (c) enter into Forward Contracts at a different rate than the spot ("cash") rate.

      The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Certain options on foreign currencies are considered related options for this purpose. Additional information about the hedging instruments the Fund may use is provided below. The Fund may, in the future, employ hedging instruments and strategies that are not presently contemplated, to the extent such investment methods are consistent with the Fund's investment objective, are legally permissible, and are adequately disclosed.

      o WRITING COVERED CALL OPTIONS. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same investment during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment), regardless of market price changes during the call period. The Fund retains the risk of loss if the price of the underlying security declines during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchases. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income.

      An option position may be closed out only on a market that provides secondary trading for option of the same series, and there is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

      The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the obligation under the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

      o WRITING PUT OPTIONS. A put option on an investment gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities or on foreign currencies, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

      o PURCHASING CALLS AND PUTS. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices or Stock Index Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on a stock index or Stock Index Future, settlement is in cash rather than by delivery of the underlying investment to the Fund. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

      When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

      Buying a put on an index or on Futures it does not own permits the Fund either to resell the put or, if applicable, to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on an index or a Future not held by it, the put protects the Fund to the extent that the prices of the underlying Futures move in a similar pattern to the prices of the securities in the Fund's portfolio.

      o STOCK INDEX FUTURES AND INTEREST RATE FUTURES. The Fund may buy and sell futures contracts relating either to broadly-based stock indices ("Stock Index Futures") or to debt securities ("Interest Rate Futures"). A Stock Index Future obligates the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made. Generally, contracts are closed out with offsetting transactions prior to the expiration date of the contract. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security or cash to settle the futures transaction, or to enter into an offsetting contract. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, the value on the Fund's books is changed to reflect changes in its market value) subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

      At any time prior to expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Stock Index Futures and Interest Rate Futures by their terms call for settlement by the delivery of cash and of debt securities, respectively, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      o FINANCIAL FUTURES. Financial Futures are similar to Interest Rate Futures except that settlement is made in cash, and net gain or loss on options on Financial Futures depends on price movements of the securities included in the index. The strategies which the Fund employs regarding Financial Futures are similar to those described above with regard to Interest Rate Futures.

      o OPTIONS ON FOREIGN CURRENCIES. The Fund intends to write and purchase calls and puts on foreign currencies. A call written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. Normally this will be effected by the sale of a security denominated in the relevant currency at a price higher or lower than the original acquisition price of the security. This will result in a loss or gain in addition to that resulting from the currency option position. The Fund will not engage in writing options on foreign currencies unless the Fund has sufficient liquid assets denominated in the same currency as the option or in a currency that, in the judgment of the Manager, will experience substantially similar movements against the U.S. dollar as the option currency.

      o FORWARD CONTRACTS. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. The Fund will not speculate with Forward Contracts or foreign currency exchange rates.

      The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").

      The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities denominated in that currency, or another currency that is the subject of the hedge. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities denominated in that currency provided the excess amount is "covered" by liquid assets, including equity securities and debt securities of any grade, at least equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

      The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and incur transactions costs.

      At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. As Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, by they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      o ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the calls or upon the Fund entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

      When the Fund writes an OTC option, it will enter into an arrangement with a primary U.S. government securities dealer, which will establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) an amount of assets used to cover written OTC options, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is "in-the-money." The Fund will also treat as illiquid any OTC option held by it. The SEC is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

        The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, or sells a call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

      o REGULATORY ASPECTS OF HEDGING INSTRUMENTS. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a BONA FIDE hedging position. However, under the Rule the Fund must limit its aggregate Futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered BONA FIDE hedging strategies under the Rule.

      Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain in a segregated account or accounts with its Custodian, liquid assets in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

      o TAX ASPECTS OF HEDGING INSTRUMENTS AND COVERED CALLS. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders will be taxed on the dividends and capital gains they receive from the Fund.

      Certain foreign currency exchange contracts (Forward Contracts) in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to- market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

      Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position(s) making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

     o RISKS OF HEDGING WITH FUTURES AND OPTIONS. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in the value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's portfolio securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged if the historical volatility of the prices of such portfolio securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      If the Fund uses hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of particular securities (long hedging) by buying Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

OTHER INVESTMENT RESTRICTIONS

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (1) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares.

      Under these additional restrictions, the Fund cannot:

      o buy or sell real estate including futures contracts; however, the Fund may invest in debt securities secured by real estate or interests therein;

      o buy securities on margin, except that the Fund may make margin deposits in connection with any of the hedging instruments which it may use;

      o underwrite securities issued by other persons except to the extent that in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act of 1933;

      o buy the securities of any company for the purpose of acquiring control or management thereof, except in connection with a merger, consolidation, reorganization or acquisition of assets; or

     o buy and retain securities of any issuer if officers and Trustees or Directors of the Fund and the Manager individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

      In addition, as a matter of fundamental policy, the Fund may invest all of its assets in the securities of a single open-end management investment company for which the Manager or one of its subsidiaries or a successor is advisor or sub-advisor, notwithstanding any other fundamental investment policy or limitation; such other investment company must have substantially the same fundamental investment objective, policies and limitations as the Fund.

      In connection with the qualification of its shares in certain states, the Fund had previously undertaken that in addition to the above, as a non-fundamental policy, the Fund would not (i) invest in oil, gas or mineral leases or (ii) invest in real estate limited partnership interests. In the event the Fund's shares ceased to be qualified under such laws or if such undertaking(s) otherwise cease to be operative, the Fund would not be subject to such restrictions. Due to recent changes in federal securities laws, such state regulatory limitations no longer apply, and the Fund hereby withdraws these voluntary undertakings.

      The percentage restrictions described above and in the Prospectus are applicable only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

      For purposes of the Fund's policy not to concentrate its investments, described in the Prospectus, the Fund has adopted the Industry Classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

HOW THE FUND IS MANAGED

ORGANIZATION AND HISTORY. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

TRUSTEES AND OFFICERS OF THE FUND. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048- 0203, unless another address is listed below. Ms. Macaskill is not a director of Oppenheimer Money Market Fund, Inc. All of the Trustees are also trustees or directors of Oppenheimer Global Fund, Oppenheimer Enterprise Fund, Oppenheimer Growth Fund, Oppenheimer
Discovery Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer International Growth Fund,

Oppenheimer Gold & Special Minerals Fund, Oppenheimer International Small Company Fund, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer California Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Capital Appreciation Fund (formerly named "Oppenheimer Target Fund"), Oppenheimer Series Fund, Inc., Oppenheimer U.S. Government Trust, Oppenheimer Multi-Sector Income Trust and Oppenheimer World Bond Fund (collectively the "New York-based Oppenheimer funds"). Ms. Macaskill and Messrs. Spiro, Donohue, Bowen, Zack, Bishop and Farrar hold the same offices with the other New

York-based Oppenheimer funds as with the Fund. As of December 30, 1997, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of the outstanding shares of each class of the Fund. That statement does not reflect shares held of record by an employee benefit plan for employees of the Manager (for which plan a Trustee and an officer listed below, Ms. Macaskill and Mr. Donohue, respectively, are trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed below.


LEON LEVY, CHAIRMAN OF THE BOARD OF TRUSTEES; AGE: 72
31 West 52nd Street, New York,  NY  10019
General Partner of Odyssey Partners, L.P. (investment partnership)(since 1982) and Chairman of Avatar Holdings, Inc. (real estate development).


ROBERT G. GALLI, TRUSTEE; AGE: 64
19750 Beach Road, Jupiter Island, FL  33469
Formerly he held the following positions: Vice Chairman of OppenheimerFunds, Inc. (the "Manager") (October 1995 - December 1997); Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; Executive Vice President, General Counsel and a director of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager and an officer of other Oppenheimer funds.


BENJAMIN LIPSTEIN, TRUSTEE; AGE: 74
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a director of Sussex Publishers, Inc (Publishers of Psychology Today and Mother Earth News) and of Spy Magazine, L.P.


BRIDGET A. MACASKILL, PRESIDENT AND TRUSTEE;*# Age: 49

President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager and Chief Executive Officer (since September 1995); President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director (since October 1990) of OAC;
President  (since  September  1995)  and a  director  (since  November  1989) of
Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July
1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the
--------
*Trustee who is an "interested person" of the Fund.
#Not a Director of Oppenheimer Money Market Fund, Inc.

Manager.

ELIZABETH B. MOYNIHAN, TRUSTEE; AGE: 68
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University), National Building Museum; a member of the Trustees Council, Preservation League of New York State, and of the Indo-U.S. Sub-Commission on Education and Culture.

KENNETH A. RANDALL, TRUSTEE; AGE: 70
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Texan Cogeneration Company (cogeneration company), Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The
Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

EDWARD V. REGAN, TRUSTEE; AGE: 67
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a member of the U.S. Competitiveness Policy Council; a director of River Bank America (real estate manager); Trustee, Financial Accounting Foundation (FASB and GASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

RUSSELL S. REYNOLDS, JR., TRUSTEE; AGE: 65
8 Sound Shore Drive, Greenwich, Connecticut 06830
Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship Inc. (corporate governance consulting); a director of Professional Staff Limited (U.K.); a trustee of Mystic Seaport Museum, International House and Greenwich Historical Society.

DONALD W. SPIRO, VICE CHAIRMAN AND TRUSTEE;* Age: 71
Chairman Emeritus (since August 1991) and a director (since January 1969) of the Manager; formerly Chairman of the Manager and the Distributor.

PAULINE TRIGERE, TRUSTEE; AGE: 85
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

CLAYTON K. YEUTTER, TRUSTEE; AGE: 66
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel, Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and
--------
*Trustee who is an "interested person" of the Fund.

financial services),  Caterpillar,  Inc.  (machinery),  ConAgra,  Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order) IMC Global Inc. (chemicals and animal feed), Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

ANDREW J. DONOHUE, SECRETARY; AGE: 47
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President (since September 1993), and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. since (September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July
1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President of OFIL and Oppenheimer Millennium Funds plc (since October
1997); an officer of other Oppenheimer funds.

RICHARD H. RUBINSTEIN, VICE PRESIDENT AND PORTFOLIO MANAGER; AGE: 49
Senior Vice President of the Manager (since July 1995); an officer of other Oppenheimer funds (since June 1990).

GEORGE C. BOWEN, TREASURER; AGE: 61
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991)and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); an officer of other Oppenheimer funds.

ROBERT G. ZACK, ASSISTANT SECRETARY; AGE: 49
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

ROBERT J. BISHOP, ASSISTANT TREASURER; AGE: 39
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other

Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

SCOTT  T. FARRAR, ASSISTANT TREASURER; AGE: 32
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

      o  REMUNERATION  OF  TRUSTEES.  The  officers  of the Fund  and  certain

Trustees of the Fund (Ms. Macaskill and Mr. Spiro) who are affiliated with the Manager receive no salary or fee from the Fund. Mr. Galli received no salary or fee prior to January 1, 1998. The remaining Trustees of the Fund received the compensation shown below . The compensation from the Fund shown was paid during the fiscal year ended September 30, 1997. The compensation from all of the New York-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee, or member of a committee of the Board during the calendar year 1997.

                                              Retirement     Total
                              Aggregate       Benefits       Compensation
                              Compensation    Accrued as     From All
                              From           Part of Fund    New York-based
NAME AND POSITION             THE FUND        EXPENSES       OPPENHEIMERFUNDS(1)

Leon Levy,                    $831            ($5,843)        $158,500
   Chairman and
   Trustee

Benjamin Lipstein,             $718           ($5,051)        $137,000
   Study Committee
   Chairman, Audit
   Committee Member
   and Trustee(2)

Elizabeth B. Moynihan,         $506           ($3,557)        $96,500
   Study Committee
   Member and Trustee

Kenneth A. Randall,            $464           ($3,263)        $88,500
   Audit Committee
   Chairman and Trustee

Edward V. Regan,              $459            ($3,226)        $87,500
   Proxy Committee
   Chairman, Audit
   Committee Member
   and Trustee

Russell S. Reynolds, Jr.,     $343            ($2,415)        $65,500
   Proxy Committee
  Member and Trustee

Pauline Trigere,              $307            ($2,157)        $58,500
   Trustee

Clayton K. Yeutter,            $343           ($2,415)        $55,500
   Proxy Committee
   Member and Trustee

----------------------


(1)For the 1997 calendar year.
(2)Committee position held during a portion of the period shown.

      The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. During the fiscal year ended September 30, 1997, a credit of $29,188 was made for the Fund's projected benefit obligations, and payments of $8,352 were made to retired Trustees, resulting in an accumulated liability of $262,195 at September 30, 1997.

DEFERRED COMPENSATION PLAN. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular amount of compensation to any Trustee. Pursuant to any Order issued by the Securities and Exchange Commission, the Fund may, invest in the funds selected by the Trustee under the plan for the limited purpose of determining the value of the Trustee's deferred fee account.


      The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York- based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of these benefits cannot be determined as of this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.


      o MAJOR SHAREHOLDERS. As of December 30, 1997, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares except Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida, 32246, which owned 177,665.204 Class C shares (approximately 5.12% of the Class C shares outstanding as of such date).


THE MANAGER AND ITS AFFILIATES. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund and three of whom (Ms. Macaskill and Messrs. Galli and Spiro) also serve as Trustees of the Fund.

      The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

      o PORTFOLIO MANAGEMENT. The Portfolio Manager of the Fund is Richard Rubinstein who is principally responsible for the day-to-day management of the Fund's portfolio. Mr. Rubinstein's background is described in the Prospectus under "Portfolio Manager." Other members of the Manager's Equity Portfolio Department, particularly Michael Levine, provide the Portfolio Manager with counsel and support in managing the Fund's portfolio.


     o THE INVESTMENT ADVISORY AGREEMENT. A management fee is payable monthly to the Manager under the terms of the Investment Advisory Agreement between the Manager and the Fund, and is computed on the aggregate net assets of the Fund as of the close of business each day. The Investment Advisory Agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.


      Expenses  not  expressly  assumed  by the  Manager  under  the  Investment
Advisory Agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended December 31, 1995, September 30, 1996 and September 30, 1997, the management fees paid by the Fund to the Manager were $1,943,505, $1,544,001 and $3,267,378, respectively.


      The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

      The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

     O THE DISTRIBUTOR. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares.

Expenses normally attributable to sales, excluding payments under Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During the Fund's fiscal years ended December 31, 1995, September 30, 1996 and September 30, 1997, the aggregate amount of sales charges on sales of the Fund's Class A shares was $348,120, $286,317 and $589,802 in those respective years, of which the Distributor and an affiliated broker-dealer retained in the aggregate $138,846, $100,671 and $187,259, respectively. During the Fund's fiscal years ended September 30, 1996 and 1997, contingent deferred sales charges collected on the Fund's Class B shares totalled $1,119 and $65,210, all of which the Distributor retained. During the fiscal years ended December 31, 1995, September 30, 1996 and September 30, 1997, contingent deferred sales charges collected on the Fund's Class C shares totaled $3,807, $3,419 and $9,747, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans" below.


     O THE TRANSFER AGENT. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

BROKERAGE POLICIES OF THE FUND

BROKERAGE PROVISIONS OF THE INVESTMENT ADVISORY AGREEMENT. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the Investment Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

DESCRIPTION OF BROKERAGE PRACTICES FOLLOWED BY THE MANAGER. Subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution and Service Plans described below), annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.


      During the Fund's fiscal years ended December 31, 1995, September 30, 1996 and September 30, 1997, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) amounted to $304,986, $262,222 and $424,443, respectively. Of that amount, during the fiscal year ended September 30, 1997, $283,507 was paid to brokers as commissions in return for research services (including special research, statistical information and execution); the aggregate dollar amount of those transactions was $143,718,397.


PERFORMANCE OF THE FUND

TOTAL RETURN INFORMATION. As described in the Prospectus, from time to time the "average annual total return", "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

      The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

      O AVERAGE ANNUAL TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )

      O CUMULATIVE TOTAL RETURNS. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

            ERV - P
            ------- = Total Return
               P


     In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year, and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the payment of the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one-, five- and ten-year periods ended September 30, 1997, were 18.25%, 13.85% and 10.40%, respectively. The "cumulative total return" on Class A shares for the ten year period ended September 30, 1997 was 168.90%. The "average total returns" on an investment in Class B shares of the Fund for the one-year period ended September 30, 1997 and for the period from August 29, 1995 (inception of Class B shares) to September 30, 1997, were 19.34% and 17.63%, respectively. The "cumulative total return" on Class B shares for the period from August 29, 1995 (inception of Class B shares) to September 30, 1997 was 40.32%. The "average total returns" on an investment in Class C shares of the Fund for the one-year period ended September 30, 1997 and for the period from December 1, 1993 (inception of Class C shares) to September 30, 1997 , were 23.42% and 14.28%, respectively. The "cumulative total return" on Class C shares for the period from December 1, 1993 to September 30, 1997 was 66.76%.

      O TOTAL RETURNS AT NET ASSET VALUE. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The "cumulative total returns at net asset value" of the Fund's Class A shares for the ten year period ended September 30, 1997 was 207.40%. For Class B shares, the "cumulative total return at net asset value" for the period from August 29, 1995 through September 30, 1997 was 43.32%. For Class C shares, the

"cumulative total return at net asset value" for the period from December 1, 1993 through September

30, 1997 was  66.76%.


      Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in shares of the Fund with that of other alternatives, investors should understand that as the Fund is an aggressive equity fund seeking capital appreciation, its shares are subject to greater market risks and volatility than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the star rankings of the performance of its Class A, Class B, Class C [or Class Y] shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories, domestic stock funds, international stock funds, taxable bond funds and municipal bond funds, based on risk-adjusted total investment returns. The Fund is ranked among [category] funds. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's or class's performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in the fund's category. Five stars is the "highest ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" '(next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class's 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%, respectively), or its combined 3-, 5- and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

      The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic, equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for Class B shares and for Class C shares, that vote was cast by the Manager as the sole initial holder of Class B shares and of Class C shares of the Fund.

      In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits derived from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. None of the Plans may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any such payment. The report for the Class B and Class C Plan shall also include the distribution costs for that quarter, and such costs for previous fiscal years that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of such Independent Trustees.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no requirement for a minimum amount of assets.


      For the fiscal year ended September 30, 1997, payments under the Class A Plan totaled $721,139, all of which was paid by the Distributor to Recipients, including $59,946 paid to MML Investor Services, Inc., an affiliate of the Distributor.

Any unreimbursed expenses incurred with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered in subsequent fiscal quarters. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges or other financial costs, or allocation of overhead by the Distributor.


     The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor. Payments made under the Class B Plan during the fiscal year ended September 30, 1997, totaled $249,390, of which $218,968 was retained by the Distributor and $1,286 was paid to an affiliate. Payments made under the Class C Plan during the fiscal year ended September 30, 1997, totaled $337,442, of which $144,768 was retained by the Distributor, and $11,217 was paid by the Distributor to an affiliate.


      Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and Class C Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

      The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

ALTERNATIVE SALES ARRANGEMENTS - CLASS A, CLASS B AND CLASS C SHARES. The availability of three classes of shares permits the investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees,
(iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and/or Service Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.


DETERMINATION OF NET ASSET VALUES PER SHARE. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., but may close earlier on some other days (for example, in case of weather emergencies or days falling before a holiday). The Exchange's most recent annual schedule (which is subject to change) states that it will close New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; it may also close on other days. Trading may occur in debt securities and in foreign securities primarily listed on foreign exchanges or in foreign over-the-counter markets at times when the NYSE is closed. Because the Fund's price and net asset value will not be calculated at such times, the net asset values per share of Class A, Class B and Class C shares of the Fund may be significantly affected at times when shareholders do not have the ability to purchase or redeem shares.

      The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on the principal exchange for such security or NASDAQ that day (the "Valuation Date") or, in the absence of sales that day, at the last reported sales price preceding the Valuation Date if it is within the spread of the closing "bid" and "asked" prices on the Valuation Date or, if not, the closing "bid" price on the Valuation Date; (ii) equity securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the Valuation Date, or if unavailable, at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) a non-money market fund will value (x) debt instruments that had a maturity of more than 397 days when issued, (y) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days , and (z) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and (v) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

     If the Manager is unable to locate two market makers willing to give quotes (see (ii) and (iii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.


      In the case of U.S. Government Securities, mortgage-backed securities, foreign securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

      Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the value of such security. Forward currency, including forward contracts will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

      Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "ask" price is available).

ACCOUNTLINK. When shares are purchased through AccountLink, each purchase must be at least

$25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy shares. Dividends will begin to accrue on such shares on the day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange that day, which is normally three days after the ACH transfer is initiated. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If the Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

REDUCED SALES CHARGES. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons- and daughters-in-law, siblings, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included.

     o THE OPPENHEIMER FUNDS. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer MidCap Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California
   Municipal Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer Discovery Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income &
    Growth Fund
Oppenheimer Enterprise Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company
    Fund
Oppenheimer Developing Markets Fund
Oppenheimer Bond Fund
Oppenheimer International Bond Fund
Oppenheimer High Yield Fund
Oppenheimer Real Asset Fund
Oppenheimer World Bond Fund
Oppenheimer Multi-Sector Income Trust
Oppenheimer Champion Income Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government
    Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Growth & Income Value
  Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer International Growth Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer LifeSpan Growth Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Disciplined Allocation Fund
Rochester Fund Municipals
Oppenheimer Bond Fund For Growth
Limited-Term New York Municipal Fund

and, the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.

There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

      o LETTERS OF INTENT. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund (and Class A and Class B shares of the Fund and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended purchase amounts, as described in the Prospectus.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o  TERMS OF ESCROW THAT APPLY TO LETTERS OF INTENT.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired in exchange for shares for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

ASSET BUILDER PLANS. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the Application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How to Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of the Fund to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating

Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

CANCELLATION OF PURCHASE ORDERS. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

RETIREMENT PLANS. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent differed sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

      The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans other than public school 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group or association has made special arrangements with the Distributor and all members of the group or association participating in or who are eligible to participate in the plan(s) purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution designated by the group. "Group retirement plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution, if that broker-dealer has made special arrangements with the Distributor enabling those plans to purchase Class A shares of the Fund at net asset value but subject to a contingent deferred sales charge.

      In addition to the discussion in the Prospectus relating to the ability of Retirement Plans to purchase Class A shares at net asset value in certain circumstances, there is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds by a Retirement Plan in the following cases:

      (i) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") and, on the date the plan sponsor signs the Merrill Lynch recordkeeping service agreement, the Retirement Plan has $3 million or more in assets invested in mutual funds other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

      (ii) the  recordkeeping  for the  Retirement  Plan is performed on a daily valuation basis by an independent record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Plan must have $3 million or more in assets, excluding assets held in money market funds, invested in Applicable Investments; or

      (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the plan sponsor signs the Merrill Lynch record keeping service agreement.

      If a Retirement Plan's records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract or alliance arrangement with Merrill Lynch, and if on the date the plan sponsor signs the Merrill Lynch record keeping service agreement the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments, then the Retirement Plan may purchase only Class B shares of one or more of the Oppenheimer funds. Otherwise, the Retirement Plan will be permitted to purchase Class A shares of one or more of the Oppenheimer funds. Any of those Retirement Plans that currently invest in Class B shares of the Fund will have their Class B shares be converted to Class A shares of the Fund once the Plan's Applicable Investments have reached $5 million.

      Any redemptions of shares of the Fund held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently invested in Class B shares of the Fund shall not be subject to the Class B CDSC.

HOW TO SELL SHARES

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

REINVESTMENT PRIVILEGE. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

TRANSFERS OF SHARES. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

DISTRIBUTIONS FROM RETIREMENT PLANS. Requests for distributions from OppenheimerFunds- sponsored IRAs, SEP-IRA's, SAR-SEP, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How to Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

SPECIAL ARRANGEMENTS FOR REPURCHASE OF SHARES FROM DEALERS AND BROKERS. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholders should contact the broker or dealer to arrange this type of redemption.

The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closed (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption documents as described in the Prospectus.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of the payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular
additional  Class  A  share  purchases  while   participating  in  an  Automatic
Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans that would require the redemption of shares held less than 6 years or 12 months, respectively, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B or the Class C contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      o AUTOMATIC EXCHANGE PLANS. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange

Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      o AUTOMATIC WITHDRAWAL PLANS. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional shares of Class A shares while maintaining automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent.

A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

      o INVOLUNTARY REDEMPTIONS. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

      o PAYMENTS "IN KIND". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

HOW TO EXCHANGE SHARES

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Markets Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P. and Daily Cash Accumulation Fund, Inc., which only offer Class A shares, and Oppenheimer Main Street California Municipal Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401 (k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for this privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How to Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. SHAREHOLDERS OWNING SHARES OF MORE THAN ONE CLASS MUST SPECIFY WHETHER THEY INTEND TO EXCHANGE CLASS A, CLASS B OR CLASS C SHARES.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange request from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order. Shares redeemed through the regular redemption procedures will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be paid with respect to shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If a shareholder redeems all shares in an account, all dividends accrued on shares of the same class held in that account will be paid together with the redemption proceeds.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term capital gains from the sale of securities, or dividends from foreign corporations, those dividends will not qualify for the deduction.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments of dividends and distributions made to shareholders.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board and the Manager might determine in a particular year that it might be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

      At September 30, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $445,000, which expires in 1998.

DIVIDEND REINVESTMENT IN ANOTHER FUND. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

ADDITIONAL INFORMATION ABOUT THE FUND

THE CUSTODIAN. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

INDEPENDENT AUDITORS. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

===============================================================================
The Board of Trustees and Shareholders of
Oppenheimer Multiple Strategies Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Multiple Strategies Fund (formerly Oppenheimer Asset Allocation Fund) as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the nine-month period ended September 30, 1996, and the financial highlights for the year ended September 30, 1997, the nine-month period ended September 30, 1996 and each of the years in the four-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Multiple Strategies Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the nine-month period ended September 30, 1996, and the financial highlights for the year ended September 30, 1997, the nine-month period ended September 30, 1996 and each of the years in the four-year period ended December 31, 1995, in conformity with generally accepted accounting principles.


/s/ KPMG Peat Marwick LLP
---------------------------
KPMG PEAT MARWICK LLP

Denver, Colorado
October 21, 1997

FINANCIALS
-------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS  September 30, 1997

                                                                                                      MARKET VALUE
                                                                                SHARES                SEE NOTE 1
==================================================================================================================
COMMON STOCKS--60.0%
------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--3.2%
------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.6%
Bayer AG, Sponsored ADR                                                           144,000              $ 5,735,736
------------------------------------------------------------------------------------------------------------------
Ecolab, Inc.(1)                                                                    35,400                1,719,112
------------------------------------------------------------------------------------------------------------------
IMC Global, Inc.                                                                   82,300                2,901,075
------------------------------------------------------------------------------------------------------------------
Potash Corp. of Saskatchewan, Inc.                                                 40,000                3,140,000
                                                                                                      ------------
                                                                                                        13,495,923

------------------------------------------------------------------------------------------------------------------
METALS--0.7%
Alumax, Inc.(2)                                                                    52,118                2,130,323
------------------------------------------------------------------------------------------------------------------
Brush Wellman, Inc.                                                               130,000                3,339,375
------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum Corp.(2)                                                            1,999                   28,361
                                                                                                      ------------
                                                                                                         5,498,059

------------------------------------------------------------------------------------------------------------------
PAPER--0.9%
Aracruz Celulose SA, Sponsored ADR                                                121,000                2,488,062
------------------------------------------------------------------------------------------------------------------
MacMillan Bloedel Ltd.                                                            185,469                2,716,137
------------------------------------------------------------------------------------------------------------------
MacMillan Bloedel Ltd.                                                              4,900                   72,275
------------------------------------------------------------------------------------------------------------------
Union Camp Corp.                                                                   30,000                1,850,625
                                                                                                      ------------
                                                                                                         7,127,099

------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--10.5%
------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--0.6%
Champion Enterprises, Inc.(2)                                                      70,000                1,338,750
------------------------------------------------------------------------------------------------------------------
Dana Corp.                                                                         38,000                1,876,250
------------------------------------------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA                                            407,562                1,813,988
                                                                                                      ------------
                                                                                                         5,028,988

------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--5.7%
Alaska Air Group, Inc.(1)                                                         126,000                4,142,250
------------------------------------------------------------------------------------------------------------------
AMR Corp.(2)                                                                       43,000                4,759,562
------------------------------------------------------------------------------------------------------------------
Boston Chicken, Inc.(2)                                                           160,000                2,360,000
------------------------------------------------------------------------------------------------------------------
Brunswick Corp.                                                                    33,000                1,163,250
------------------------------------------------------------------------------------------------------------------
Carnival Corp., Cl. A(1)                                                           46,700                2,159,875
------------------------------------------------------------------------------------------------------------------
Cracker Barrel Old Country Store, Inc.                                            120,000                3,885,000
------------------------------------------------------------------------------------------------------------------
Disney (Walt) Co.(1)                                                                6,000                  483,750
------------------------------------------------------------------------------------------------------------------
Gaylord Entertainment Co., Cl. A                                                   83,000                2,142,437
------------------------------------------------------------------------------------------------------------------
International Game Technology(1)                                                  202,000                4,595,500
------------------------------------------------------------------------------------------------------------------
Mattel, Inc.                                                                            1                       50
------------------------------------------------------------------------------------------------------------------
Mirage Resorts, Inc.(2)                                                            55,000                1,656,875
------------------------------------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                                  67,000                6,271,016
------------------------------------------------------------------------------------------------------------------
Outback Steakhouse, Inc.(1)(2)                                                     81,000                2,237,625

                                                                                                      MARKET VALUE
                                                                                SHARES                SEE NOTE 1
------------------------------------------------------------------------------------------------------------------

LEISURE & ENTERTAINMENT  (CONTINUED)
Shangri-La Asia Ltd.                                                            1,400,000             $  1,438,260
------------------------------------------------------------------------------------------------------------------
Shimano, Inc.                                                                     165,000                3,826,720
------------------------------------------------------------------------------------------------------------------
Time Warner, Inc.                                                                  66,100                3,581,794
------------------------------------------------------------------------------------------------------------------
West Marine, Inc.(1)(2)                                                           100,000                2,287,500
                                                                                                      ------------
                                                                                                        46,991,464

------------------------------------------------------------------------------------------------------------------
MEDIA--1.3%
Comcast Corp., Cl. A Special(1)                                                   130,000                3,347,500
------------------------------------------------------------------------------------------------------------------
Dow Jones & Co., Inc.(1)                                                           42,600                1,991,550
------------------------------------------------------------------------------------------------------------------
South China Morning Post Holdings Ltd.                                          2,800,000                2,550,877
------------------------------------------------------------------------------------------------------------------
U S West Media Group(2)                                                           120,000                2,677,500
                                                                                                      ------------
                                                                                                        10,567,427

------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--1.1%
Cone Mills Corp.(2)                                                               422,000                3,507,875
------------------------------------------------------------------------------------------------------------------
Dayton Hudson Corp.                                                                21,000                1,258,687
------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.(2)                                               40,000                1,725,000
------------------------------------------------------------------------------------------------------------------
Neiman-Marcus Group, Inc.                                                          84,500                2,704,000
                                                                                                      ------------
                                                                                                         9,195,562

------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.8%
AutoZone, Inc.(2)                                                                 100,000                3,000,000
------------------------------------------------------------------------------------------------------------------
Costco Cos., Inc.(1)(2)                                                            58,100                2,186,012
------------------------------------------------------------------------------------------------------------------
General Nutrition Cos., Inc.(1)(2)                                                110,000                3,203,750
------------------------------------------------------------------------------------------------------------------
Gymboree Corp.(1)(2)                                                              105,000                2,730,000
------------------------------------------------------------------------------------------------------------------
Toys 'R' Us, Inc.(2)                                                              115,000                4,082,500
                                                                                                      ------------
                                                                                                        15,202,262

------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--8.5%
------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.4%
Guinness plc                                                                      390,000                3,682,389
------------------------------------------------------------------------------------------------------------------
FOOD--1.4%
Chiquita Brands International, Inc.                                               181,000                2,918,625
------------------------------------------------------------------------------------------------------------------
Groupe Danone                                                                      18,748                2,954,947
------------------------------------------------------------------------------------------------------------------
Nestle SA, Sponsored ADR                                                           48,000                3,348,130
------------------------------------------------------------------------------------------------------------------
Sara Lee Corp.(1)                                                                  54,000                2,781,000
                                                                                                      ------------
                                                                                                        12,002,702

------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--3.9%
Abbott Laboratories(1)                                                             50,000                3,196,875
------------------------------------------------------------------------------------------------------------------
American Home Products Corp.                                                       55,000                4,015,000
------------------------------------------------------------------------------------------------------------------
Amgen, Inc.(2)                                                                     60,000                2,876,250
------------------------------------------------------------------------------------------------------------------
Astra AB Free, Series A                                                           180,000                3,323,461

                                                                                                      MARKET VALUE
                                                                                SHARES                SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS(CONTINUED)
Bristol-Myers Squibb Co.(1)                                                        18,500              $ 1,530,875
------------------------------------------------------------------------------------------------------------------
Genzyme Corp.(2)                                                                    3,225                   31,444
------------------------------------------------------------------------------------------------------------------
Genzyme Corp. (General Division)(1)(2)                                            107,500                3,198,125
------------------------------------------------------------------------------------------------------------------
Johnson & Johnson                                                                  46,800                2,696,850
------------------------------------------------------------------------------------------------------------------
Mylan Laboratories, Inc.                                                          160,000                3,590,000
------------------------------------------------------------------------------------------------------------------
Novartis AG                                                                         3,323                5,102,553
------------------------------------------------------------------------------------------------------------------
SmithKline Beecham plc, ADR                                                        62,000                3,030,250
                                                                                                      ------------
                                                                                                        32,591,683

------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--1.3%
HemaSure, Inc.(2)                                                                 132,500                  513,437
------------------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc.                                                   55,000                1,839,062
------------------------------------------------------------------------------------------------------------------
MedPartners, Inc.(2)                                                              108,000                2,315,250
------------------------------------------------------------------------------------------------------------------
United States Surgical Corp.                                                       69,000                2,013,937
------------------------------------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)(2)                                              71,400                4,136,737
                                                                                                      ------------
                                                                                                        10,818,423

------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.3%
Wella AG                                                                            3,100                2,204,523
------------------------------------------------------------------------------------------------------------------
Wella AG, Preference                                                                  350                  266,931
                                                                                                      ------------
                                                                                                         2,471,454

------------------------------------------------------------------------------------------------------------------
TOBACCO--1.2%
Imperial Tobacco Group plc                                                        350,000                2,097,599
------------------------------------------------------------------------------------------------------------------
Philip Morris Cos., Inc.(1)                                                       180,000                7,481,250
                                                                                                      ------------
                                                                                                         9,578,849

------------------------------------------------------------------------------------------------------------------
ENERGY--5.6%
------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--1.6%
Global Marine, Inc.(1)                                                             78,000                2,593,500
------------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co.                                                   25,200                1,973,475
------------------------------------------------------------------------------------------------------------------
Transocean Offshore, Inc.                                                          68,000                3,259,750
------------------------------------------------------------------------------------------------------------------
Weatherford Enterra, Inc.(1)(2)                                                    44,500                2,372,406
------------------------------------------------------------------------------------------------------------------
Western Atlas, Inc.(1)                                                             36,000                3,168,000
                                                                                                      ------------
                                                                                                        13,367,131

------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--4.0%
Atlantic Richfield Co.                                                             57,000                4,869,937
------------------------------------------------------------------------------------------------------------------
Elan Energy, Inc.(2)                                                              385,000                2,839,987
------------------------------------------------------------------------------------------------------------------
Enron Corp.                                                                        55,000                2,117,500
------------------------------------------------------------------------------------------------------------------
Enterprise Oil plc                                                                130,000                1,417,515
------------------------------------------------------------------------------------------------------------------
Kerr-McGee Corp.                                                                   22,000                1,513,875
------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                         75,000                1,945,312

                                                                                                      MARKET VALUE
                                                                                SHARES                SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED  (CONTINUED)
Royal Dutch Petroleum Co., NY Shares                                               41,600              $ 2,308,800
------------------------------------------------------------------------------------------------------------------
Talisman Energy, Inc.(2)                                                           60,000                2,065,445
------------------------------------------------------------------------------------------------------------------
Total SA, Sponsored ADR(1)                                                         63,480                3,638,197
------------------------------------------------------------------------------------------------------------------
Unocal Corp.(1)                                                                   150,000                6,487,500
------------------------------------------------------------------------------------------------------------------
YPF SA, Cl. D, ADR                                                                 99,000                3,650,625
                                                                                                      ------------
                                                                                                        32,854,693

------------------------------------------------------------------------------------------------------------------
FINANCIAL--8.7%
------------------------------------------------------------------------------------------------------------------
BANKS--4.5%
Akbank T.A.S.                                                                   8,080,304                  625,985
------------------------------------------------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA                                              157,711                1,703,596
------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New)(1)                                                    140,000               16,520,000
------------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                                                 200,000               12,375,000
------------------------------------------------------------------------------------------------------------------
Societe Generale                                                                   30,100                4,358,558
------------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                                   5,700                1,567,500
                                                                                                      ------------
                                                                                                        37,150,639

------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--2.0%
American Express Co.(1)                                                            50,100                4,101,938
------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                                   80,000                2,820,000
------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.(1)                                                       70,000                5,193,125
------------------------------------------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.                                        77,900                4,211,469
                                                                                                      ------------
                                                                                                        16,326,532

------------------------------------------------------------------------------------------------------------------
INSURANCE--2.2%
ACE Ltd.(1)                                                                        51,500                4,841,000
------------------------------------------------------------------------------------------------------------------
American International Group, Inc.(1)                                               3,000                  309,563
------------------------------------------------------------------------------------------------------------------
Cigna Corp.                                                                         7,000                1,303,750
------------------------------------------------------------------------------------------------------------------
Conseco, Inc.                                                                      25,000                1,220,313
------------------------------------------------------------------------------------------------------------------
Equitable Cos., Inc.(1)                                                            77,000                3,161,813
------------------------------------------------------------------------------------------------------------------
Skandia Forsakrings AB                                                             67,000                2,995,467
------------------------------------------------------------------------------------------------------------------
UNUM Corp.(1)                                                                      90,000                4,106,250
                                                                                                      ------------
                                                                                                        17,938,156

------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--6.0%
------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.4%
General Electric Co.(1)                                                            59,000                4,015,688
------------------------------------------------------------------------------------------------------------------
Methode Electronics, Inc., Cl. A(1)                                                80,000                2,060,000
------------------------------------------------------------------------------------------------------------------
Rockwell International Corp.                                                       44,000                2,769,250
------------------------------------------------------------------------------------------------------------------
Westinghouse Electric Corp.                                                       116,500                3,152,781
                                                                                                      ------------
                                                                                                        11,997,719

                                                                                                      MARKET VALUE
                                                                                SHARES                SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.1%
Equitable Bag, Inc.(2)(3)                                                           1,861              $     9,305
------------------------------------------------------------------------------------------------------------------
Owens Corning(1)                                                                  131,000                4,781,500
------------------------------------------------------------------------------------------------------------------
Wolverine Tube, Inc.(2)                                                           139,000                4,361,125
                                                                                                      ------------
                                                                                                         9,151,930

------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.2%
Calgon Carbon Corp.                                                               138,500                1,809,156
------------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.6%
AGCO Corp.                                                                        115,200                3,650,400
------------------------------------------------------------------------------------------------------------------
Komatsu Ltd.                                                                      260,000                1,453,657
------------------------------------------------------------------------------------------------------------------
Tenneco, Inc.                                                                     121,000                5,792,875
------------------------------------------------------------------------------------------------------------------
Westinghouse Air Brake Co.                                                        100,000                2,312,500
                                                                                                      ------------
                                                                                                        13,209,432

------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.7%
Airborne Freight Corp.(1)                                                          18,000                1,090,125
------------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.(1)                                              73,900                7,140,588
------------------------------------------------------------------------------------------------------------------
Stolt-Nielsen SA                                                                  155,100                4,129,538
------------------------------------------------------------------------------------------------------------------
Stolt-Nielsen SA, Sponsored ADR                                                    67,050                1,944,450
                                                                                                      ------------
                                                                                                        14,304,701

------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--15.6%
------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.4%
Lockheed Martin Corp.                                                              32,000                3,412,000
------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--3.7%
Cabletron Systems, Inc.(1)(2)                                                      95,000                3,040,000
------------------------------------------------------------------------------------------------------------------
Canon, Inc.                                                                        81,000                2,368,342
------------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                                71,000                4,938,938
------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                              80,000                8,475,000
------------------------------------------------------------------------------------------------------------------
Moore Corp. Ltd.                                                                   70,000                1,330,000
------------------------------------------------------------------------------------------------------------------
Xerox Corp.(1)                                                                    123,000               10,355,063
                                                                                                      ------------
                                                                                                        30,507,343

------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--4.0%
America Online, Inc.(1)(2)                                                         60,000                4,526,250
------------------------------------------------------------------------------------------------------------------
Business Objects SA, Sponsored ADR(2)                                              83,500                  845,438
------------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc.(1)                                        120,450                8,649,816
------------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc.(1)(2)                                                        87,000                3,360,375
------------------------------------------------------------------------------------------------------------------
First Data Corp.                                                                   38,400                1,442,400
------------------------------------------------------------------------------------------------------------------
Inference Corp., Cl. A(2)                                                         160,000                  960,000
------------------------------------------------------------------------------------------------------------------
Novell, Inc.(2)                                                                   394,000                3,533,688
------------------------------------------------------------------------------------------------------------------
Rational Software Corp.(1)(2)                                                     130,500                2,088,000

                                                                                                      MARKET VALUE
                                                                                SHARES                SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE  (CONTINUED)
Sabre Group Holdings, Inc.(2)                                                      71,000             $  2,542,688
------------------------------------------------------------------------------------------------------------------
Symantec Corp.(1)(2)                                                              142,842                3,249,656
------------------------------------------------------------------------------------------------------------------
Transition Systems, Inc.(2)                                                        97,300                1,994,650
                                                                                                      ------------
                                                                                                        33,192,961

------------------------------------------------------------------------------------------------------------------
ELECTRONICS--5.6%
CAE, Inc.                                                                         164,800                1,382,517
------------------------------------------------------------------------------------------------------------------
General Motors Corp., Cl. H                                                        40,000                2,645,000
------------------------------------------------------------------------------------------------------------------
Input/Output, Inc.(1)(2)                                                          233,000                6,902,625
------------------------------------------------------------------------------------------------------------------
Intel Corp.(1)                                                                    280,000               25,847,500
------------------------------------------------------------------------------------------------------------------
Keyence Corp.                                                                      14,800                2,071,730
------------------------------------------------------------------------------------------------------------------
LSI Logic Corp.(1)(2)                                                              84,000                2,698,500
------------------------------------------------------------------------------------------------------------------
Nokia Corp., A Shares, Sponsored ADR(1)                                            21,000                1,970,063
------------------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.(1)(2)                                                        6,300                  793,800
------------------------------------------------------------------------------------------------------------------
SGS-Thomson Microelectronics NV(1)                                                 27,000                2,534,625
                                                                                                      ------------
                                                                                                        46,846,360

------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--1.9%
Airtouch Communications, Inc.(1)(2)                                               127,300                4,511,194
------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.(1)(2)                                                          66,870                4,885,689
------------------------------------------------------------------------------------------------------------------
ECI Telecommunications Ltd.(1)                                                    114,400                3,703,700
------------------------------------------------------------------------------------------------------------------
Newbridge Networks Corp.(1)(2)                                                     49,000                2,933,875
                                                                                                      ------------
                                                                                                        16,034,458

------------------------------------------------------------------------------------------------------------------
UTILITIES--1.9%
------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.3%
Allegheny Power System, Inc.                                                       27,000                  816,750
------------------------------------------------------------------------------------------------------------------
Houston Industries, Inc.                                                           90,000                1,957,500
------------------------------------------------------------------------------------------------------------------
PacifiCorp                                                                        106,400                2,380,700
------------------------------------------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                              82,000                2,111,500
------------------------------------------------------------------------------------------------------------------
Southern Co.                                                                      100,000                2,256,250
------------------------------------------------------------------------------------------------------------------
Union Electric Co.                                                                 26,500                1,018,594
                                                                                                      ------------
                                                                                                        10,541,294

------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.6%
SBC Communications, Inc.                                                           29,000                1,779,875
------------------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA                                                 4,990,000                  571,610
------------------------------------------------------------------------------------------------------------------
U S West Communications Group                                                      74,000                2,849,000
                                                                                                      ------------
                                                                                                         5,200,485
                                                                                                      ------------
Total Common Stocks (Cost $296,556,534)                                                                498,097,274

                                                                                                      MARKET VALUE
                                                                              SHARES                  SEE NOTE 1
==================================================================================================================
PREFERRED STOCKS--0.1%
------------------------------------------------------------------------------------------------------------------
California Federal Bank, 11.50% Non-Cum., Non-Vtg.                                  2,000              $   228,125
------------------------------------------------------------------------------------------------------------------
Prime Retail, Inc., $19.00 Cv., Series B                                           12,000                  291,000
------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc.,
14.25% Cum. Sr. Exchangeable Preferred Stock, Non-Vtg.(4)                             400                  419,000
                                                                                                      ------------
Total Preferred Stocks (Cost $929,000)                                                                     938,125

                                                                              UNITS
==================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
------------------------------------------------------------------------------------------------------------------
American Telecasting, Inc. Wts., Exp. 6/99(3)                                       2,000                       20
------------------------------------------------------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp. 11/03(3)                                           300                   16,500
------------------------------------------------------------------------------------------------------------------
Hyperion Telecommunications, Inc. Wts., Exp. 4/01(3)                                  550                   22,275
------------------------------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/02                                                 300                       --
------------------------------------------------------------------------------------------------------------------
Venezuela Government Wts., Exp. 4/20                                                2,500                       --
Total Rights, Warrants and Certificates (Cost $0)                                                           38,795

                                                                              FACE
                                                                              AMOUNT(5)
==================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--4.3%
------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
Participation Certificates, Series 151, Cl. F, 9%, 5/15/21                    $ 1,000,000                1,086,883
Interest-Only Stripped Mtg.-Backed Security, Series 177,
Cl. B, 10.58%, 7/1/26(6)                                                        1,518,103                  495,281
------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
7.50%, 10/1/27(7)                                                               5,000,000                5,082,800
11.50%, 7/1/11                                                                    131,248                  146,078
11.75%, 1/1/16                                                                    121,572                  140,417
------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.:
7%, 3/20/26                                                                     1,214,769                1,247,423
7%, 4/15/26                                                                     4,248,351                4,252,175
7.50%, 5/15/27                                                                 19,638,584               19,990,901
9%, 11/15/08                                                                      221,439                  238,436
9%, 2/15/09                                                                       192,254                  207,237
9%, 5/15/09                                                                        46,711                   50,352
------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1996-C1, Cl. F, 7.51%, 2/15/28(3)(8)                          97,137                   72,458
------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(4)                           400,000                  381,250
------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1992-CHF, Cl. D, 8.25%, 12/25/20                                           262,477                  264,036
Series 1993-C1, Cl. D, 9.45%, 5/25/24                                             252,980                  255,253
Series 1994-C2, Cl. E, 8%, 4/25/25                                                783,747                  793,422
Series 1994-C2, Cl. G, 8%, 4/25/25                                                190,036                  190,586
Series 1991-M6, Cl. B4, 7.174%, 6/25/21(8)                                          4,884                    4,853

                                                                              FACE                    MARKET VALUE
                                                                              AMOUNT(5)               SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS(CONTINUED)
Salomon Brothers Mortgage Securities VII:
Series 1996-CL, Cl. F, 9.186%, 1/20/28(8)                                     $   250,000              $   212,812
Series 1996-B, Cl. 1, 7.136%, 4/25/26                                             295,645                  203,626
------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through
Certificates, Series 1995-C4, Cl. E, 8.804%, 6/25/26(3)(8)                         27,688                   28,475
                                                                                                      ------------
Total Mortgage-Backed Obligations (Cost $34,628,169)                                                    35,344,754

==================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--8.6%
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                                                                       500,000                  469,844
6.50%, 11/15/26                                                                   360,000                  362,363
STRIPS, Zero Coupon, 7.10%, 11/15/18(9)                                        17,000,000                4,313,034
STRIPS, Zero Coupon, 7.64%, 8/15/19(9)                                         18,700,000                4,509,318
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6.25%, 2/15/03                                                                  6,330,000                6,393,306
6.25%, 2/15/07                                                                  5,800,000                5,832,630
7.25%, 2/15/98                                                                 14,700,000               14,796,476
7.50%, 5/15/02                                                                    327,000                  346,722
8.25%, 7/15/98                                                                 16,000,000               16,325,007
8.50%, 2/15/00                                                                  5,500,000                5,817,971
8.875%, 11/15/98                                                                  950,000                  982,360
9.25%, 8/15/98                                                                  9,450,000                9,736,457
10.75%, 5/15/03                                                                 1,190,000                1,452,916
                                                                                                      ------------
Total U.S. Government Obligations (Cost $70,080,074)                                                    71,338,404

==================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--10.7%
------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Bonds, Bonos de Consolidacion de Deudas,
Series I, 5.625%, 4/1/01(8)                                                       473,645                  460,126
------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Floating Rate Bonds,
Series L, 6.688%, 3/31/05(8)                                                   10,437,200                9,962,307
------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Nts., 11.75%, 2/12/07(4) (ARP)                            650,000                  735,612
------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds, 5.50%, 3/31/23(11)                          13,000,000                9,847,500
------------------------------------------------------------------------------------------------------------------
Banco Nacional de Comercio Exterior SNC International
Finance BV Gtd. Registered Bonds, 11.25%, 5/30/06                                 110,000                  126,362
------------------------------------------------------------------------------------------------------------------
Bonos de la Tesoreria de la Federacion,
Zero Coupon, 23.149%, 12/31/97(9) (MXP)                                         5,386,170                  661,890
------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Eligible Interest Bonds, 6.875%, 4/15/06(8)        1,039,500                  977,780
------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Par Bonds, 5.25%, 4/15/24(11)                      6,500,000                4,801,875
------------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Interest Arrears Bonds, 6.688%, 7/28/11(8)                 170,000                  137,275
------------------------------------------------------------------------------------------------------------------
Canada (Government of) Bonds:
11.75%, 2/1/03 (CAD)                                                              290,000                  272,150
6.50%, 6/1/04 (CAD)                                                            13,320,000               10,186,755
7%, 12/1/06 (CAD)                                                                  60,000                   47,352
8.75%, 12/1/05 (CAD)                                                              495,000                  430,072
9.75%, 12/1/01 (CAD)                                                            6,260,000                5,303,706

                                                                              FACE                    MARKET VALUE
                                                                              AMOUNT(5)               SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS  (CONTINUED)
Canada (Government of) Bonds:
9.75%, 6/1/01 (CAD)                                                             3,270,000              $ 2,732,936
Series A-33, 11.50%, 9/1/00 (CAD)                                                 585,000                  498,113
------------------------------------------------------------------------------------------------------------------
Denmark (Kingdom of) Bonds, 8%, 3/15/06 (DKK)                                  21,900,000                3,723,939
------------------------------------------------------------------------------------------------------------------
Eskom Depositary Receipts, Series E168, 11%, 6/1/08 (ZAR)                       6,430,000                1,141,418
------------------------------------------------------------------------------------------------------------------
Eskom Sec. Bonds, 11%, 6/1/08 (ZAR)                                             3,000,000                  532,544
------------------------------------------------------------------------------------------------------------------
Finland (Republic of) Bonds, 9.50%, 3/15/04 (FIM)                               4,000,000                  921,567
------------------------------------------------------------------------------------------------------------------
Germany (Republic of) Bonds, Series 94, 6.25%, 1/4/24 (DEM)                     2,665,000                1,527,309
------------------------------------------------------------------------------------------------------------------
Hellenic Republic Treasury Bills, Zero Coupon,
10.65%, 2/5/98(9) (GRD)                                                       260,000,000                  901,434
------------------------------------------------------------------------------------------------------------------
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
10.50%, 4/1/00 (ITL)                                                          200,000,000                  129,209
10.50%, 7/15/00 (ITL)                                                       1,270,000,000                  830,816
9%, 10/1/03 (ITL)                                                             195,000,000                  130,922
9.50%, 2/1/01 (ITL)                                                           405,000,000                  263,132
9.50%, 5/1/01 (ITL)                                                           195,000,000                  127,566
------------------------------------------------------------------------------------------------------------------
New Zealand (Government of) Bonds:
10%, 3/15/02 (NZD)                                                              1,085,000                  781,219
8%, 11/15/06 (NZD)                                                                345,000                  241,321
8%, 2/15/01 (NZD)                                                               7,460,000                4,949,809
------------------------------------------------------------------------------------------------------------------
Norway (Government of) Bonds, 9.50%, 10/31/02 (NOK)                               880,000                  147,494
------------------------------------------------------------------------------------------------------------------
Philippines (Republic of) Bonds, 8.60%, 6/15/27                                 1,500,000                1,505,026
------------------------------------------------------------------------------------------------------------------
Philippines (Republic of) Par Bonds, Series B, 6.25%, 12/1/17(3)(11)            1,675,000                1,453,063
------------------------------------------------------------------------------------------------------------------
Poland (Republic of) Bonds:
12%, 6/12/01 (PLZ)                                                             18,000,000                4,093,267
16%, 2/12/99 (PLZ)                                                                940,000                  252,044
16%, 6/12/98 (PLZ)                                                                300,000                   82,787
------------------------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Exchangeable Gtd. Nts.:
10.50%, 5/15/03 (AUD)                                                           2,590,000                2,287,690
8%, 8/14/01 (AUD)                                                                 615,000                  482,919
------------------------------------------------------------------------------------------------------------------
South Africa (Republic of) Bonds, 12.50%, 12/21/06 (ZAR)                          800,000                  157,898
------------------------------------------------------------------------------------------------------------------
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
10.25%, 11/30/98 (ESP)                                                         25,800,000                  183,131
10.30%, 6/15/02 (ESP)                                                          39,150,000                  316,399
10.50%, 10/30/03 (ESP)                                                         22,100,000                  185,977
12.25%, 3/25/00 (ESP)                                                          31,600,000                  247,205
------------------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA Medium-Term Nts., 11.437%,
12/9/99(3)(8)                                                                      10,000                   10,600
------------------------------------------------------------------------------------------------------------------
Telkom SA Ltd. Bonds, Series TK05, 12%, 3/31/98 (ZAR)                             699,000                  147,784
------------------------------------------------------------------------------------------------------------------
Treasury Corp. of Victoria Gtd. Bonds, 8.25%, 10/15/03 (AUD)                    1,500,000                1,213,831
------------------------------------------------------------------------------------------------------------------
United Kingdom Treasury Bonds:
10%, 9/8/03 (GBP)                                                                 325,000                  613,436
7%, 6/7/02 (GBP)                                                                2,415,000                3,981,658
7.25%, 12/7/07 (GBP)                                                            2,400,000                4,105,948

                                                                             FACE                    MARKET VALUE
                                                                             AMOUNT(5)               SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS  (CONTINUED)
United Kingdom Treasury Nts.:
12.50%, 11/21/05 (GBP)                                                             62,000              $   129,888
13%, 7/14/00 (GBP)                                                              1,050,000                1,955,898
9.75%, 8/27/02 (GBP)                                                               55,000                  100,508
------------------------------------------------------------------------------------------------------------------
United Mexican States Bonds:
10.375%, 1/29/03 (DEM)                                                            150,000                   97,456
16.50%, 9/1/08(3) (GBP)                                                            35,000                   87,636
------------------------------------------------------------------------------------------------------------------
United Mexican States, Collateralized Fixed Rate Par Bonds,
Series B, 6.25%, 12/31/19                                                         250,000                  208,125
------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Disc. Bonds, Series DL, 6.75%, 12/18/07(8)                500,000                  478,438
------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) New Money Bonds, Series A, 6.875%,
12/18/05(8)                                                                       250,000                  240,625
------------------------------------------------------------------------------------------------------------------
Wijaya Karya Negotiable Promissory Nts., Zero Coupon,
15.09%, 12/9/97(9) (IDR)                                                    2,000,000,000                  586,589
                                                                                                      ------------
Total Foreign Government Obligations (Cost $82,585,430)                                                 88,737,336

==================================================================================================================
LOAN PARTICIPATIONS--0.1%
------------------------------------------------------------------------------------------------------------------
Colombia (Republic of) 1989-1990 Integrated Loan
Facility Bonds, 6.937%, 7/1/01(3)(8)                                              232,669                  225,108
------------------------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement,
Tranche A, 6.812%, 1/1/09(8)                                                      665,000                  624,061
                                                                                                      ------------
Total Loan Participations (Cost $813,198)                                                                  849,169

==================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--7.9%
------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp., 10.50% Sr. Nts., 7/15/04(4)                        500,000                  533,125
------------------------------------------------------------------------------------------------------------------
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                       1,150,000                1,220,437
------------------------------------------------------------------------------------------------------------------
Alliance & Leicester Building Society,
8.75% Unsec. Sub. Nts., 12/7/06 (GBP)                                              60,000                  106,011
------------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., 10.25% Sr. Sub. Nts., 12/1/06                   425,000                  466,438
------------------------------------------------------------------------------------------------------------------
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                              510,000                  548,250
------------------------------------------------------------------------------------------------------------------
American International Group, Inc.,
11.70% Unsec. Unsub. Bonds, 12/4/01 (ITL)                                      95,000,000                   67,280
------------------------------------------------------------------------------------------------------------------
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                         360,000                  383,400
------------------------------------------------------------------------------------------------------------------
Amresco, Inc., 10% Sr. Sub. Nts., Series 97-A, 3/15/04                            200,000                  209,500
------------------------------------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04(4)                                          500,000                  511,875
------------------------------------------------------------------------------------------------------------------
Aracruz Celulose SA, 10.375% Debs., 1/31/02                                       320,000                  336,800
------------------------------------------------------------------------------------------------------------------
Asia Pulp & Paper International Finance Co.,
Zero Coupon Asian Currency Nts., 14.91%, 1/23/98(9) (IDR)                     130,000,000                   36,913
------------------------------------------------------------------------------------------------------------------
Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98                                  50,000                   50,254
------------------------------------------------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                              300,000                  324,000
------------------------------------------------------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07(4)                          1,000,000                1,012,500
------------------------------------------------------------------------------------------------------------------
Bell & Howell Co. (New), 0%/11.50% Sr. Disc. Debs.,
Series B, 3/1/05(12)                                                              250,000                  211,250

                                                                               FACE                   MARKET VALUE
                                                                               AMOUNT(5)              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES  (CONTINUED)
Bell Cablemedia plc, 0%/11.95% Sr. Disc. Nts., 7/15/04(3)(12)                  $  500,000               $  467,500
------------------------------------------------------------------------------------------------------------------
Blue Bell Funding, Inc., 11.85% Sec. Extendible
Adjustable Rate Nts., 5/1/99                                                      396,000                  407,880
------------------------------------------------------------------------------------------------------------------
Building Materials Corp. of America, 8.625% Sr. Nts., Series B, 12/15/06           50,000                   51,875
------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp.:
10.50% Sr. Sub. Debs., 5/15/16                                                    250,000                  285,000
9.875% Sr. Sub. Debs., 2/15/13                                                    250,000                  271,250
------------------------------------------------------------------------------------------------------------------
CalEnergy, Inc., 9.50% Sr. Nts., 9/15/06                                           30,000                   32,288
------------------------------------------------------------------------------------------------------------------
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04                           450,000                  487,125
------------------------------------------------------------------------------------------------------------------
Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts., 12/1/04(12)                 200,000                  181,000
------------------------------------------------------------------------------------------------------------------
Calpine Corp.:
10.50% Sr. Nts., 5/15/06(3)                                                       225,000                  246,938
8.75% Sr. Nts., 7/15/07(4)                                                        650,000                  664,625
9.25% Sr. Nts., 2/1/04                                                            655,000                  676,288
------------------------------------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., 7/15/07(4)                      500,000                  525,000
------------------------------------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07                  400,000                  412,000
------------------------------------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                     250,000                  268,750
------------------------------------------------------------------------------------------------------------------
Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(3)(12)                             350,000                  337,750
------------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc.,
Zero Coupon Sr. Disc. Nts., 12.23%, 8/15/00(9)                                    500,000                  387,500
------------------------------------------------------------------------------------------------------------------
Cityscape Financial Corp., 12.75% Sr. Nts., 6/1/04(4)                             230,000                  201,825
------------------------------------------------------------------------------------------------------------------
CMI Industries, Inc., 9.50% Sr. Sub. Nts., 10/1/03(3)                              40,000                   39,400
------------------------------------------------------------------------------------------------------------------
Coleman Escrow Corp., Zero Coupon
Sr. First Priority Disc. Nts., 11.13%, 5/15/01(4)(9)                              700,000                  479,500
------------------------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts., 4/15/06                 200,000                  229,750
------------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07(12)            850,000                  671,500
------------------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc.,
12% Sr. Sub. Nts., Series B, 8/1/05                                             1,300,000                1,446,250
------------------------------------------------------------------------------------------------------------------
Comunicacion Celular SA, 0%/13.125% Sr. Deferred
Coupon Bonds, 11/15/03(12)                                                        300,000                  234,000
------------------------------------------------------------------------------------------------------------------
Conseco, Inc., 8.125% Sr. Nts., 2/15/03                                         1,000,000                1,056,786
------------------------------------------------------------------------------------------------------------------
Dan River, Inc., 10.125% Sr. Sub. Nts., 12/15/03                                  500,000                  540,000
------------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc,
0%/11.75% Sr. Disc. Nts., 12/15/05(12)                                            300,000                  226,500
------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                        100,000                  101,250
------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(12)               50,000                   45,312
------------------------------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp.,
0%/13.125% Sr. Sec. Disc. Nts., 3/15/04(12)                                       500,000                  420,000
------------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                    250,000                  277,500
------------------------------------------------------------------------------------------------------------------
Empresas ICA Sociedad Controladora SA de CV, 11.875% Nts., 5/30/01                 30,000                   33,525
------------------------------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc., 10.625% Sr. Sub. Nts., 10/1/03                   700,000                  775,250

                                                                               FACE                   MARKET VALUE
                                                                               AMOUNT(5)              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES  (CONTINUED)
First PV Funding Corp., 10.15% Lease Obligation Bonds,
Series 1986B, 1/15/16(3)                                                       $  625,000               $  665,625
------------------------------------------------------------------------------------------------------------------
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., 7/31/07(4)                           1,150,000                1,207,500
------------------------------------------------------------------------------------------------------------------
Fletcher Challenge Ltd.:
10% Cv. Unsec. Sub. Nts., 4/30/05 (NZD)                                            35,000                   24,668
10.75% Cv. Sub. Nts., 12/15/97 (NZD)                                               35,000                   22,493
14.50% Cv. Sub. Nts., 9/30/00 (NZD)                                                35,000                   26,048
------------------------------------------------------------------------------------------------------------------
Global Marine, Inc., 12.75% Sr. Sec. Nts., 12/15/99(3)                            400,000                  412,000
------------------------------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                        500,000                  532,500
------------------------------------------------------------------------------------------------------------------
Grupo Posadas SA de CV, 10.375% Bonds, 2/13/02(3)                                  25,000                   26,250
------------------------------------------------------------------------------------------------------------------
Harris Chemical North America, Inc., 10.75% Gtd. Sr. Sub. Nts., 10/15/03          100,000                  103,750
------------------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                      200,000                  224,750
------------------------------------------------------------------------------------------------------------------
Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
Series B, 11/1/03(8)                                                              200,000                  211,500
------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07(4)                               1,250,000                1,289,062
------------------------------------------------------------------------------------------------------------------
Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts., 4/15/02                    725,000                  766,687
------------------------------------------------------------------------------------------------------------------
ICG Holdings, Inc.:
0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(12)                                         470,000                  352,500
0%/13.50% Sr. Disc. Nts., 9/15/05(12)                                             250,000                  202,500
------------------------------------------------------------------------------------------------------------------
Imax Corp., 10% Sr. Nts., 3/1/01                                                  320,000                  338,800
------------------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., 6/1/05(4)                   500,000                  548,750
------------------------------------------------------------------------------------------------------------------
ISP Holdings, Inc., 9% Sr. Nts., Series B, 10/15/03                                85,000                   89,250
------------------------------------------------------------------------------------------------------------------
J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                             1,000,000                1,047,500
------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                    500,000                  541,875
------------------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                     1,000,000                1,055,000
------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 9.625% Sr. Sub. Nts., 12/1/06                              100,000                  106,000
------------------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07(4)                         500,000                  506,250
------------------------------------------------------------------------------------------------------------------
Lear Corp., 9.50% Sub. Nts., 7/15/06                                              900,000                  990,000
------------------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc., 11.25% Sr. Sub. Nts., Series A, 4/15/04         1,070,000                1,183,688
------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 0%/10.50% Sr. Disc. Nts., 3/1/07(12)                             500,000                  357,500
------------------------------------------------------------------------------------------------------------------
Mechala Group Jamaica Ltd., 12.75% Bonds, 12/30/99                                 38,000                   38,570
------------------------------------------------------------------------------------------------------------------
Mesa Operating Co., 10.625% Gtd. Sr. Sub. Nts., 7/1/06                          1,000,000                1,156,250
------------------------------------------------------------------------------------------------------------------
Mettler Toledo, Inc., 9.75% Gtd. Sr. Sub. Nts., 10/1/06                           400,000                  450,000
------------------------------------------------------------------------------------------------------------------
Millicom International Cellular SA,
0%/13.50% Sr. Disc. Nts., 6/1/06(12)                                            1,000,000                  780,000
------------------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc,
10.50% First Priority Ship Mtg. Nts., 6/30/07(4)                                  500,000                  537,500
------------------------------------------------------------------------------------------------------------------
News America Holdings, Inc., 8.50% Sr. Nts., 2/15/05                            1,000,000                1,079,222
------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                               113,000                  125,147
------------------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03(3)                                   500,000                  563,750

                                                                             FACE                     MARKET VALUE
                                                                             AMOUNT(5)                SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES  (CONTINUED)
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                                                     $   300,000               $  312,000
11.625% Sr. Nts., Series A, 8/15/06                                               525,000                  546,000
------------------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04                    155,000                  161,975
------------------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Sub. Nts., 6/15/07(4)                        900,000                  942,750
------------------------------------------------------------------------------------------------------------------
Panamsat International Systems LP, 12.75% Debs., 4/15/05(10)                      271,000                  327,910
------------------------------------------------------------------------------------------------------------------
Panamsat LP/Panamsat Capital Corp.,
0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(3)(12)                                     750,000                  734,527
------------------------------------------------------------------------------------------------------------------
Panda Global Energy Co., 12.50% Sr. Nts., 4/15/04(3)                            1,000,000                  975,000
------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07(4)                                1,000,000                1,015,000
------------------------------------------------------------------------------------------------------------------
PriCellular Wireless Corp.:
0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(12)                                      1,000,000                1,017,500
0%/14% Sr. Sub. Disc. Nts., 11/15/01(12)                                          500,000                  560,000
------------------------------------------------------------------------------------------------------------------
Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                           500,000                  530,271
------------------------------------------------------------------------------------------------------------------
Ralph's Grocery Co., 10.45% Sr. Nts., 6/15/04                                   1,375,000                1,512,500
------------------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., 7/1/07(4)                   1,600,000                1,620,000
------------------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc., 9.063% First Priority Sr. Sec. Nts., 7/15/00(8)        600,000                  594,000
------------------------------------------------------------------------------------------------------------------
Repap Wisconsin, Inc., 9.875% Second Priority Sr. Nts., 5/1/06                  1,725,000                1,875,937
------------------------------------------------------------------------------------------------------------------
Revlon Worldwide Corp.,
Zero Coupon Sr. Sec. Disc. Nts., 10.09%, 3/15/01(9)                             1,000,000                  727,500
------------------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 9.50% Gtd. Sr. Sub. Nts., 4/15/07                       250,000                  265,625
------------------------------------------------------------------------------------------------------------------
Riverwood International Corp., 10.625% Sr. Nts., 8/1/07(4)                        550,000                  577,500
------------------------------------------------------------------------------------------------------------------
Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec. Debs., 12/1/07           1,300,000                1,430,000
------------------------------------------------------------------------------------------------------------------
Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05                                   575,000                  661,250
------------------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec. Nts.,
Series B, 4/1/02                                                                  300,000                  323,250
------------------------------------------------------------------------------------------------------------------
SCI Television, Inc., 11% Sr. Sec. Nts., 6/30/05(3)                               500,000                  526,250
------------------------------------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                            1,000,000                1,137,500
------------------------------------------------------------------------------------------------------------------
Showboat Marina Casino Partnership/Showboat Marina Finance Corp.,
13.50% First Mtg. Nts., Series B, 3/15/03                                         400,000                  462,000
------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 9% Sr. Sub. Nts., 7/15/07(4)                      450,000                  448,875
------------------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp.,
0%/12.50% Sr. Disc. Nts., 8/15/06(12)                                             295,000                  224,938
------------------------------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9% Sr. Sub. Nts., 7/1/04(4)                       500,000                  515,625
------------------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 10.125% Sr. Sub. Nts., 3/15/06                             500,000                  508,750
------------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc., 11.75% Sr. Unsec. Sub. Nts., 8/15/06                    325,000                  359,937
------------------------------------------------------------------------------------------------------------------
Subic Power Corp.:
9.50% Sr. Sec. Nts., 12/28/08                                                     396,551                  407,074
9.50% Sr. Sec. Nts., 12/28/08(4)                                                   79,310                   81,415
------------------------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(4)                        600,000                  621,000

                                                                               FACE                   MARKET VALUE
                                                                               AMOUNT(5)              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES  (CONTINUED)
Synthetic Industries, Inc., 9.25% Sr. Sub. Nts., 2/15/07                       $   50,000               $   51,750
------------------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts., 2/15/07(4)              295,000                  311,225
------------------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc., 0%/11.125%
Sr. Disc. Nts., 7/1/07(12)                                                        500,000                  392,500
------------------------------------------------------------------------------------------------------------------
Telewest Communications plc, 0%/11% Sr. Disc. Debs., 10/1/07(12)                1,000,000                  755,000
------------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                   1,400,000                1,554,766
------------------------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375%
Sr. Disc. Nts., Series B, 12/15/03(12)                                          1,000,000                  872,500
------------------------------------------------------------------------------------------------------------------
Trump Atlantic City Associates/Trump Atlantic City Funding, Inc.,
11.25% First Mtg. Nts., 5/1/06                                                    100,000                   97,375
------------------------------------------------------------------------------------------------------------------
TV Azteca SA de CV, 10.50% Gtd. Sr. Nts., Series B, 2/15/07                       200,000                  212,750
------------------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(3)                             500,000                  518,750
------------------------------------------------------------------------------------------------------------------
Universal Outdoor, Inc., 9.75% Sr. Sub. Nts., Series B, 10/15/06                  500,000                  535,000
------------------------------------------------------------------------------------------------------------------
Western Financial Bank, 8.875% Sub. Bonds, 8/1/07                                 450,000                  448,305
------------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07                           900,000                  882,000
                                                                                                      ------------
Total Non-Convertible Corporate Bonds and Notes (Cost $61,750,443)                                      64,697,815

==================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--0.0%
------------------------------------------------------------------------------------------------------------------
Banco de Colombia, 5.20% Cv. Jr. Unsec. Sub. Nts., 2/1/99(3)                       50,000                   51,750
------------------------------------------------------------------------------------------------------------------
Banco Nacional de Mexico SA,
11% Sub. Exchangeable Capital Debs., 7/15/03                                      100,000                  107,750
------------------------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc.,
6.75% Cv. Gtd. Sr. Sub. Nts., 9/15/03                                             110,000                  128,150
                                                                                                      ------------
Total Convertible Corporate Bonds and Notes (Cost $259,847)                                                287,650

==================================================================================================================
STRUCTURED INSTRUMENTS--0.1%
------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Canada Banker's Acceptance Indexed Yield Nts., 8.405%, 5/22/98                    250,000                  248,325
------------------------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce (New York Branch)
Three Month British Pound LIBOR Forward Linked Nts., 5.79%, 5/22/98               160,000                  158,592
------------------------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce, U.S. Dollar/Japanese
Yen Basis Arbitrage Nts., 10.379%, 4/14/98(3)(8)                                   75,000                   75,000
------------------------------------------------------------------------------------------------------------------
ING (U.S.) Financial Holdings Corp. Zero Coupon Czech Koruna
Linked Promissory Nts., 10.98%, 11/17/97(3)(9) CZK                              4,462,296                  133,577
------------------------------------------------------------------------------------------------------------------
ING (U.S.) Financial Holdings Corp. Zero Coupon
Czech Koruna/U.S. Dollar Linked Nts., 10.881%, 3/4/98(9)                           75,000                   61,868
------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc. Greek Drachma/Swiss Franc
Linked Nts., Zero Coupon, 14.71%, 1/15/98(9)                                       50,000                   50,900
------------------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New York, Japanese
Government Bond 193 Currency Protected Bank Nts., 8.14%, 4/29/98                   75,000                   57,075

                                                                               FACE                   MARKET VALUE
                                                                               AMOUNT(5)              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS   (CONTINUED)
Salomon, Inc. Russian S-Account Credit Linked Nts.,
Zero Coupon, 13.71%, 4/3/98(9)                                                $   150,000             $    141,735
------------------------------------------------------------------------------------------------------------------
SPARC EM Ltd., Russian GKO Linked/U.S. Dollar Nts.,
Zero Coupon, 12.24%, 10/15/97(9)                                                   40,000                   39,858
                                                                                                      ------------
Total Structured Instruments (Cost $1,021,041)                                                             966,930

==================================================================================================================
REPURCHASE AGREEMENTS--8.9%
------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 6.125%, dated 9/30/97, to be repurchased  at $74,112,607 on 10/1/97,  collateralized  by U.S.  Treasury Nts.,
5.875%-7.25%, 5/31/99-8/15/04,
with a value of $75,658,209 (Cost $74,100,000)                                 74,100,000               74,100,000

------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $622,723,736)                                     100.7%             835,396,252
------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                (0.7)              (5,470,877)
                                                                             ------------             ------------
NET ASSETS                                                                          100.0%            $829,925,375
                                                                             ============             ============


1. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                            SHARES            EXPIRATION    EXERCISE         PREMIUM           MARKET VALUE
                                            SUBJECT TO CALL   DATE          PRICE            RECEIVED          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------

ACE Ltd.                                    10,000             2/98         $ 90             $ 42,199          $     83,750
---------------------------------------------------------------------------------------------------------------------------
Abbott Laboratories                         10,000            11/97           65               25,949                25,000
---------------------------------------------------------------------------------------------------------------------------
Airborne Freight Corp.                      18,000            11/97           40               43,334               378,000
---------------------------------------------------------------------------------------------------------------------------
Airtouch Communications, Inc.               24,000             1/98           40               35,279                25,500
---------------------------------------------------------------------------------------------------------------------------
Alaska Air Group, Inc.                      24,000             1/98           35               31,209                54,000
---------------------------------------------------------------------------------------------------------------------------
America Online, Inc.                        12,600            10/97           60               33,090               193,725
---------------------------------------------------------------------------------------------------------------------------
American Express Co.                        13,000            10/97           75               28,859                95,875
---------------------------------------------------------------------------------------------------------------------------
American International
Group, Inc.                                  2,000            11/97           87               16,939                51,000
---------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                    18,500            12/97           70               75,755               277,500
---------------------------------------------------------------------------------------------------------------------------
Burlington Northern
Santa Fe Corp.                              16,200            10/97           90               23,813               113,400
---------------------------------------------------------------------------------------------------------------------------
Cabletron Systems, Inc.                     12,800            10/97           40               52,414                   800
---------------------------------------------------------------------------------------------------------------------------
Carnival Corp., Cl. A                       10,500            10/97           40               21,997                65,625
---------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                 26,000             3/98          125              181,214               182,000
---------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                         13,200            10/97           75               39,203                23,100
---------------------------------------------------------------------------------------------------------------------------
Comcast Corp., Cl. A Special                41,000             1/98           20               35,054               240,875
---------------------------------------------------------------------------------------------------------------------------
Computer Associates
International, Inc.                         24,000             1/98           80               89,277                84,000
---------------------------------------------------------------------------------------------------------------------------
Costco Cos., Inc.                           28,000            10/97           35               35,284                77,000
---------------------------------------------------------------------------------------------------------------------------
Costco Cos., Inc.                           20,000             4/98           40               86,897                95,000
---------------------------------------------------------------------------------------------------------------------------
Disney (Walt) Co.                            2,000             1/98           90                2,690                 3,000
---------------------------------------------------------------------------------------------------------------------------
Disney (Walt) Co.                            4,000            10/97           85               12,380                 2,000

-------------------------------------------------------------------------------
1. Outstanding written call options  (continued)

                                            SHARES            EXPIRATION    EXERCISE         PREMIUM           MARKET VALUE
                                            SUBJECT TO CALL   DATE          PRICE            RECEIVED          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
Dow Jones & Co., Inc.                       26,800            12/97         $ 45            $  55,307            $   97,150
---------------------------------------------------------------------------------------------------------------------------
ECI Telecommunications Ltd.                 22,000             2/98           35               51,588                49,500
---------------------------------------------------------------------------------------------------------------------------
Ecolab, Inc.                                 7,000            10/97           45               12,040                26,250
---------------------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc.                       28,400            12/97           35              105,644               166,850
---------------------------------------------------------------------------------------------------------------------------
Equitable Cos., Inc.                        15,000             1/98           35               29,549               106,875
---------------------------------------------------------------------------------------------------------------------------
General Electric Co.                        17,600            12/97           60               44,834               184,800
---------------------------------------------------------------------------------------------------------------------------
General Electric Co.                        17,600             3/98           80               47,870                35,200
---------------------------------------------------------------------------------------------------------------------------
General Nutrition Cos., Inc.                18,000            10/97           25               21,959                74,250
---------------------------------------------------------------------------------------------------------------------------
Genzyme Corp. (General Division)            20,000             4/98           35               61,898                43,750
---------------------------------------------------------------------------------------------------------------------------
Global Marine, Inc.                         15,600             1/98           25               38,531               138,450
---------------------------------------------------------------------------------------------------------------------------
Global Marine, Inc.                         15,600             4/98           35               58,030                66,300
---------------------------------------------------------------------------------------------------------------------------
Gymboree Corp.                              23,000            10/97           30               26,622                 1,438
---------------------------------------------------------------------------------------------------------------------------
Input/Output, Inc.                          46,000             2/98           30               90,617               132,250
---------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                 33,000             1/98           98              104,689               226,875
---------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                 39,000            10/97           85              148,098               341,250
---------------------------------------------------------------------------------------------------------------------------
International Game Technology               40,000             4/98           25               63,798                95,000
---------------------------------------------------------------------------------------------------------------------------
LSI Logic Corp.                             15,400            10/97           45               88,085                   963
---------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                    5,200             1/98           60               14,793                86,450
---------------------------------------------------------------------------------------------------------------------------
Methode Electronics, Inc., Cl. A            16,000             4/98           30               17,519                28,000
---------------------------------------------------------------------------------------------------------------------------
Newbridge Networks Corp.                    12,800            12/97           45               55,614               201,600
---------------------------------------------------------------------------------------------------------------------------
Nokia Corp., A Shares,
Sponsored ADR                               12,000             1/98           85               86,637               165,000
---------------------------------------------------------------------------------------------------------------------------
Nokia Corp., A Shares,
Sponsored ADR                                9,000            10/97           70               33,479               213,750
---------------------------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.                       2,800            12/97           85               35,615               119,000
---------------------------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.                       2,500             3/98          115               56,798                59,375
---------------------------------------------------------------------------------------------------------------------------
Outback Steakhouse, Inc.                    16,200            11/97           25               28,876                50,625
---------------------------------------------------------------------------------------------------------------------------
Outback Steakhouse, Inc.                    16,200             2/98           30               29,068                25,312
---------------------------------------------------------------------------------------------------------------------------
Owens Corning                               18,300            12/97           45               52,062                 4,575
---------------------------------------------------------------------------------------------------------------------------
Philip Morris Cos., Inc.                    25,000            12/97           55               25,812                 3,125
---------------------------------------------------------------------------------------------------------------------------
Rational Software Corp.                     26,000            10/97           25               22,229                 1,625
---------------------------------------------------------------------------------------------------------------------------
SGS-Thomson
Microelectronics NV                          5,400             4/98          100               48,436                48,600
---------------------------------------------------------------------------------------------------------------------------
Sara Lee Corp.                              14,800            10/97           45               19,905                96,200
---------------------------------------------------------------------------------------------------------------------------
Symantec Corp.                              33,400             1/98           20              103,370               154,475
---------------------------------------------------------------------------------------------------------------------------
Symantec Corp.                              33,400            10/97           18               40,747               175,350
---------------------------------------------------------------------------------------------------------------------------
Total SA, Sponsored ADR                     13,800            11/97           45               19,663               170,775
---------------------------------------------------------------------------------------------------------------------------
UNUM Corp.                                  11,600            12/97           45               51,850                33,350

--------------------------------------------------------------------------------
1. Outstanding written call options  (continued)


                                            SHARES            EXPIRATION    EXERCISE         PREMIUM           MARKET VALUE
                                            SUBJECT TO CALL   DATE          PRICE            RECEIVED          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
Unocal Corp.                                25,000            10/97          $45           $   46,123            $   18,750
---------------------------------------------------------------------------------------------------------------------------
Weatherford Enterra, Inc.                   10,000             3/98           50               23,137                77,500
---------------------------------------------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.              4,200             1/98           50               22,973                40,950
---------------------------------------------------------------------------------------------------------------------------
West Marine, Inc.                           20,000             1/98           30               29,399                 5,000
---------------------------------------------------------------------------------------------------------------------------
Western Atlas, Inc.                          7,000             3/98           85               39,164                54,250
---------------------------------------------------------------------------------------------------------------------------
Xerox Corp.                                 27,400            10/97           70               65,961               397,300
                                                                                           ----------            ----------
                                                                                           $2,931,225            $6,089,238
                                                                                           ==========            ==========

2. Non-income producing security.

3. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $15,686,764 or 1.89% of the Fund's net assets, at September 30, 1997.

5. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP -- Argentine Peso                   GRD -- Greek Drachma
AUD -- Australian Dollar                IDR -- Indonesian Rupiah
CAD -- Canadian Dollar                  ITL -- Italian Lira
CZK -- Czech Koruna                     MXP -- Mexican Peso
DEM -- German Mark                      NOK -- Norwegian Krone
DKK -- Danish Krone                     NZD -- New Zealand Dollar
ESP -- Spanish Peseta                   PLZ -- Polish Zloty
FIM -- Finnish Markka                   ZAR -- South African Rand
GBP -- British Pound Sterling

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

7. When-issued security to be delivered and settled after September 30, 1997.

8. Represents the current interest rate for a variable rate security.

9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

10. Interest or dividend is paid in kind.

11. Represents the current interest rate for an increasing rate security.

12. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1997

==============================================================================================================
ASSETS
Investments, at value (cost $622,723,736)--see accompanying statement                             $835,396,252
--------------------------------------------------------------------------------------------------------------
Cash                                                                                                   236,102
--------------------------------------------------------------------------------------------------------------
Receivables:
Interest, dividends and principal paydowns                                                           5,011,963
Investments sold                                                                                     1,488,529
Shares of beneficial interest sold                                                                     720,371
--------------------------------------------------------------------------------------------------------------
Other                                                                                                   22,015
                                                                                                 -------------
Total assets                                                                                       842,875,232

==============================================================================================================
LIABILITIES
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                                                 319
--------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $2,931,225)--
see accompanying statement--Note 6                                                                   6,089,238
--------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                5,226,160
Shares of beneficial interest redeemed                                                                 574,386
Distribution and service plan fees                                                                     390,449
Trustees' fees--Note 1                                                                                 268,376
Shareholder reports                                                                                    132,506
Transfer and shareholder servicing agent fees                                                           74,890
Other                                                                                                  193,533
                                                                                                 -------------
Total liabilities                                                                                   12,949,857

==============================================================================================================
NET ASSETS                                                                                        $829,925,375
                                                                                                 =============

==============================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                   $565,496,117
--------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                  1,488,298
--------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                                       53,451,616
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                           209,489,344
                                                                                                 -------------
Net assets                                                                                        $829,925,375
                                                                                                 =============

==============================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $712,470,073 and 44,059,355 shares of beneficial interest outstanding)                               $16.17
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                             $17.16

--------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $67,916,052 and 4,234,638 shares of beneficial interest outstanding)                                 $16.04

--------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $49,539,250 and 3,082,083 shares of beneficial interest outstanding)                                 $16.07

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS   For the Year Ended September 30, 1997

==============================================================================================================
INVESTMENT INCOME
Interest (net of foreign withholding taxes of $57,272)                                           $  16,298,110
--------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $10,725)                                              3,947,066
                                                                                                 -------------
Total income                                                                                        20,245,176

==============================================================================================================
EXPENSES
Management fees--Note 4                                                                              3,267,378
--------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                721,139
Class B                                                                                                249,390
Class C                                                                                                337,442
--------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                  533,884
--------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                    325,700
--------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                            115,622
--------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                 94,601
--------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                            53,970
--------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                      14,719
--------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                                                      4,152
--------------------------------------------------------------------------------------------------------------
Other                                                                                                   15,397
                                                                                                 -------------
Total expenses                                                                                       5,733,394

==============================================================================================================
NET INVESTMENT INCOME                                                                               14,511,782

==============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
Investments                                                                                         53,944,505
Closing of futures contracts                                                                           194,802
Expiration of option contracts written--Note 6                                                       1,074,688
Foreign currency transactions                                                                         (716,935)
                                                                                                 -------------
Net realized gain                                                                                   54,497,060

--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                         42,324,101
Translation of assets and liabilities denominated in foreign currencies                             (4,647,165)
                                                                                                 -------------
Net change                                                                                          37,676,936
                                                                                                 -------------
Net realized and unrealized gain                                                                    92,173,996

==============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $106,685,778
                                                                                                 =============

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                                 1997                     1996(1)
========================================================================================================================
OPERATIONS
Net investment income                                                            $ 14,511,782              $   9,695,717
------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                  54,497,060                 15,544,485
------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                              37,676,936                  4,393,283
                                                                               --------------             --------------
Net increase in net assets resulting from operations                              106,685,778                 29,633,485

========================================================================================================================
DIVIDENDS  AND  DISTRIBUTIONS  TO  SHAREHOLDERS  Dividends  from net  investment income:
Class A                                                                           (12,706,372)                (8,029,426)
Class B                                                                              (600,770)                  (114,496)
Class C                                                                              (936,710)                  (478,886)
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                           (14,621,660)                        --
Class B                                                                              (435,849)                        --
Class C                                                                            (1,359,035)                        --

========================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                           382,443,207                 (6,428,157)
Class B                                                                            56,924,508                  4,480,009
Class C                                                                            23,090,531                  4,355,405

========================================================================================================================
NET ASSETS
Total increase                                                                    538,483,628                 23,417,934
------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                               291,441,747                268,023,813
                                                                               --------------             --------------
End of period (including undistributed net investment
income of $1,488,298 and $615,057, respectively)                                 $829,925,375               $291,441,747
                                                                               ==============             ==============

1. For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                     CLASS A
                                                     ----------------------------------------------------------------


                                                     YEAR ENDED SEPTEMBER 30,    YEAR ENDED DECEMBER 31,
                                                     1997          1996(2)        1995          1994          1993
=====================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $14.09        $13.07         $11.52        $13.05        $11.63
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .50           .49            .52           .54           .44
Net realized and unrealized
gain (loss)                                             2.88           .96           2.08          (.75)         1.43
                                                     -------       -------        -------       -------       -------
Total income (loss) from
investment operations                                   3.38          1.45           2.60          (.21)         1.87
---------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                                       (.51)         (.43)          (.49)         (.53)         (.44)
Distributions from net realized gain                    (.79)           --           (.56)         (.79)         (.01)
                                                     -------       -------        -------       -------       -------
Total dividends and distributions
to shareholders                                        (1.30)         (.43)         (1.05)        (1.32)         (.45)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $16.17        $14.09         $13.07        $11.52        $13.05
                                                     =======       =======        =======       =======       =======

=====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                    25.46%        11.22%         22.79%        (1.59)%       16.30%

=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                      $712,470      $264,359       $251,353      $237,771      $277,914
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $395,436      $256,765       $249,660      $260,767      $272,303
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   3.30%         4.73%(5)       3.97%         4.10%         3.58%
Expenses                                                1.16%         1.21%(5)       1.15%         1.09%         1.14%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                              51.0%         31.7%          28.5%         31.5%         32.7%
Average brokerage
commission rate(7)                                   $0.0244       $0.0336        $0.0350            --            --

1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

2. For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.

3. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

                  CLASS B                                   CLASS C
-----------       -----------------------------------       ---------------------------------------------------------------
                                           PERIOD
                                           ENDED
                  YEAR ENDED SEPTEMBER 30, DEC. 31,         YEAR ENDED SEPTEMBER 30,    YEAR ENDED DECEMBER 31,
    1992          1997       1996(2)       1995(3)          1997       1996(2)          1995          1994       1993(1)
===========================================================================================================================

     $11.22        $14.01        $13.03        $13.28        $14.02        $13.01        $11.49        $13.05        $12.86
---------------------------------------------------------------------------------------------------------------------------


        .39           .45           .41           .17           .41           .40           .40           .44          (.97)

        .44          2.78           .93           .41          2.83           .96          2.07          (.77)         1.29
    -------       -------       -------       -------       -------       -------       -------       -------       -------

        .83          3.23          1.34           .58          3.24          1.36          2.47          (.33)          .32

---------------------------------------------------------------------------------------------------------------------------


       (.42)         (.41)         (.36)         (.27)         (.40)         (.35)         (.39)         (.44)         (.12)
         --          (.79)           --          (.56)         (.79)           --          (.56)         (.79)         (.01)
    -------       -------       -------       -------       -------       -------       -------       -------       -------

       (.42)        (1.20)         (.36)         (.83)        (1.19)         (.35)         (.95)        (1.23)         (.13)
---------------------------------------------------------------------------------------------------------------------------
     $11.63        $16.04        $14.01        $13.03        $16.07        $14.02        $13.01        $11.49        $13.05
    =======       =======       =======       =======       =======       =======       =======       =======       =======

===========================================================================================================================
       7.54%        24.34%        10.37%         4.44%        24.42%        10.55%        21.69%        (2.50)%        2.51%

===========================================================================================================================

   $266,713       $67,916        $5,996        $1,265       $49,539       $21,087       $15,405        $9,182          $396
---------------------------------------------------------------------------------------------------------------------------
   $269,096       $25,113        $3,546        $  520       $33,813       $17,898       $11,827        $5,601          $194
---------------------------------------------------------------------------------------------------------------------------

       3.41%         2.26%         3.69%(5)      2.62%(5)      2.61%         3.84%(5)      3.08%         3.30%         2.19%(5)
       1.17%         1.96%         2.12%(5)      2.27%(5)      1.97%         2.07%(5)      1.99%         2.00%         2.50%(5)
---------------------------------------------------------------------------------------------------------------------------
       60.3%         51.0%         31.7%         28.5%         51.0%         31.7%         28.5%         31.5%         32.7%

         --       $0.0244       $0.0336       $0.0350       $0.0244       $0.0336       $0.0350            --            --


6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $213,351,231 and $231,418,251, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer  Multiple  Strategies  Fund  (the  Fund)  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high total investment return (current income and capital appreciation in the value of its shares). The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

-------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rate of exchange prevailing on the respective dates of such transactions.

         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $445,000, which expires in 1998.

-------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1997, a credit of $29,188 was made for the Fund's projected benefit obligations, and payments of $8,352 were made to retired trustees, resulting in an accumulated liability of $262,195 at September 30, 1997.

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $605,311, a decrease in accumulated net realized gain on investments of $301,073, and a decrease in paid-in capital of $304,238.

-------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

                                                                                          PERIOD ENDED
                                           YEAR ENDED SEPTEMBER 30, 1997                  SEPTEMBER 30, 1996(1)
                                           ----------------------------------             -------------------------------
                                           SHARES               AMOUNT                    SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                        2,219,229           $ 32,694,783              860,353            $ 11,689,114
Dividends reinvested                        1,707,937             24,639,919              524,674               7,190,397
Issued in connection with
the acquisition of:
Oppenheimer Fund--Note 8                   21,161,450            321,019,207                   --                      --
Oppenheimer Strategic
Income & Growth Fund--Note 8                3,530,859             53,563,143                   --                      --
Redeemed                                   (3,316,554)           (49,473,845)          (1,862,109)            (25,307,668)
                                           ----------           ------------           ----------            ------------
Net increase (decrease)                    25,302,921           $382,443,207             (477,082)           $ (6,428,157)
                                           ==========           ============           ==========            ============

-------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                        1,162,177          $  17,259,750              366,656           $   4,968,484
Dividends reinvested                           60,758                888,166                6,864                  93,829
Issued in connection with
the acquisition of:
Oppenheimer Fund--Note 8                      233,975              3,521,330                   --                      --
Oppenheimer Strategic
Income & Growth Fund--Note 8                2,758,332             41,512,900                   --                      --
Redeemed                                     (408,734)            (6,257,638)             (42,546)               (582,304)
                                           ----------           ------------           ----------            ------------
Net increase                                3,806,508           $ 56,924,508              330,974            $  4,480,009
                                           ==========           ============           ==========            ============

-------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                        1,211,432           $ 17,627,875              448,796            $  6,095,106
Dividends reinvested                          151,633              2,159,025               33,327                 455,037
Issued in connection with
the acquisition of:
Oppenheimer Fund--Note 8                      350,467              5,285,049                   --                      --
Oppenheimer Strategic
Income & Growth Fund--Note 8                  246,193              3,712,604                   --                      --
Redeemed                                     (381,455)            (5,694,022)            (162,380)             (2,194,738)
                                           ----------           ------------           ----------            ------------
Net increase                                1,578,270           $ 23,090,531              319,743            $  4,355,405
                                           ==========           ============           ==========            ============


1. The Fund changed its fiscal year end from December 31 to September 30.

===============================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS AND OPTIONS WRITTEN

At September 30, 1997, net unrealized appreciation on investments and options written of $209,514,503 was composed of gross appreciation of $223,024,323, and gross depreciation of $13,509,820.

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets, 0.72% on the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million.

         For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $589,802, of which $187,259 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $585,932 and $164,027, respectively, of which $42,232 and $2,018, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $65,210 and $9,747, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

         OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

         The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended September 30, 1997, OFDI paid $59,946 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

===============================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $1,286 and $11,217 to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $218,968 and $144,768, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At September 30, 1997, OFDI had incurred unreimbursed expenses of $2,459,920 for Class B and $487,837 for Class C.

===============================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

         The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

         Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

         Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

         Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

===============================================================================
5. FORWARD CONTRACTS (Continued)

At September 30, 1997, the Fund had outstanding forward currency exchange contracts as follows:

                                                       CONTRACT             VALUATION AS OF              UNREALIZED
CONTRACTS TO PURCHASE           EXPIRATION DATE        AMOUNT (000S)        SEPTEMBER 30, 1997           DEPRECIATION
---------------------------------------------------------------------------------------------------------------------
JAPANESE YEN (JPY)              10/1/97                20,199 JPY           $167,305                     $319


===============================================================================
6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

         The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

         Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

         Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

         The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

===============================================================================
Written option activity for the year ended September 30, 1997 was as follows:

                                          CALL OPTIONS                                     PUT OPTIONS
                                          -----------------------------------              ---------------------------------
                                          NUMBER OF              AMOUNT OF                 NUMBER OF           AMOUNT OF
                                          OPTIONS                PREMIUMS                  OPTIONS             PREMIUMS
----------------------------------------------------------------------------------------------------------------------------
Options outstanding at
September 30, 1996                              1,728             $   552,194                   --               $   --
Options written                                11,114               2,746,062                   --                   --
Options acquired in connection
with acquisition of:
Oppenheimer Fund                                8,071               1,976,169                   --                   --
Oppenheimer Strategic Income
& Growth Fund                                 200,000                   1,440                  200                4,800
Options closed or expired                    (205,814)             (1,378,828)                (200)              (4,800)
Options exercised                              (4,121)               (965,812)                  --                   --
                                          -----------             -----------          -----------          -----------
Options outstanding at
September 30, 1997                             10,978             $ 2,931,225                   --               $   --
                                          ===========             ===========          ===========          ===========

===============================================================================
7. ILLIQUID AND RESTRICTED SECURITIES

At September 30, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1997 was $7,699,507, which represents 0.93% of the Fund's net assets.

===============================================================================
8. ACQUISITION OF OPPENHEIMER FUND AND OPPENHEIMER STRATEGIC INCOME & GROWTH
FUND

On June 20, 1997, the Fund acquired all the net assets of Oppenheimer Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer Fund shareholders on October 10, 1996. The Fund issued 21,161,450, 233,975 and 350,467 shares of beneficial interest for Class A, Class B, and Class C, respectively, valued at $321,019,208, $3,521,330, and $5,285,049, in exchange for the net assets, resulting in combined Class A net assets of $675,300,917, Class B net assets of $60,510,384 and Class C net assets of $45,364,088 on June 20, 1997. The net assets acquired included net unrealized appreciation of $114,271,242. The exchange qualified as a tax-free reorganization for federal income tax purposes.

===============================================================================
8. ACQUISITION OF OPPENHEIMER FUND AND OPPENHEIMER STRATEGIC INCOME &
GROWTH FUND  (CONTINUED)

On June 20, 1997, the Fund acquired all the net assets of Oppenheimer Strategic Income & Growth Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer Strategic Income & Growth Fund shareholders on March 10, 1997. The Fund issued 3,530,859, 2,758,332 and 246,193 shares of beneficial interest for Class A, Class B, and Class C, respectively, valued at $53,563,143, $41,512,901, and $3,712,604, in exchange for the net assets, resulting in combined Class A net assets of $675,300,917, Class B net assets of $60,510,384 and Class C net assets of $45,364,088 on June 20, 1997. The net assets acquired included net unrealized appreciation of $8,093,961. The exchange qualified as a tax-free reorganization for federal income tax purposes.

===============================================================================
9. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

         The Fund had no borrowings outstanding during the year ended September 30, 1997.

                                  APPENDIX A

                      CORPORATE INDUSTRY CLASSIFICATIONS



Aerospace/Defense

Air Transportation

Auto Parts Distribution

Automotive

Bank Holding Companies

Banks

Beverages

Broadcasting

Broker-Dealers

Building Materials

Cable Television

Chemicals

Commercial Finance

Computer Hardware

Computer Software

Conglomerates

Consumer Finance

Containers

Convenience Stores

Department Stores

Diversified Financial

Diversified Media

Drug Stores

Drug Wholesalers

Durable Household Goods

Education

Electric Utilities

Electrical Equipment

Electronics

Energy Services & Producers

Entertainment/Film

Environmental

Food


Gas Utilities

Gold

Health Care/Drugs

Health Care/Supplies & Services

Homebuilders/Real Estate

Hotel/Gaming

Industrial Services

Information Technology

Insurance

Leasing & Factoring

Leisure

Manufacturing

Metals/Mining

Nondurable Household Goods

Oil - Integrated

Paper

Publishing/Printing

Railroads

Restaurants

Savings & Loans

Shipping

Special Purpose Financial

Specialty Retailing

Steel

Supermarkets

Telecommunications - Technology

Telephone - Utility

Textile/Apparel

Tobacco

Toys

Trucking

Wireless Services

                                  APPENDIX B

             DESCRIPTION OF RATINGS CATEGORIES OF RATING SERVICES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

AAA: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper- medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF FITCH INVESTOR'S SERVICES, INC. RATINGS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, information or for any other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated AAA.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, businesses and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need of reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD AND D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) AND MINUS (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD" or "D" categories.

DESCRIPTION OF DUFF & PHELPS' RATINGS

      Duff & Phelps issues two types of ratings: 1) long-term debt ratings which apply to obligations with an initial maturity of over one year (including preferred stock); 2) short-term debt ratings which apply to indebtedness with an initial maturity of less than one year. Duff & Phelps' ratings are specific to credit quality, i.e., the likelihood of timely payment of principal, interest, and, in the case of a preferred stock rating, preferred stock dividends. Our credit ratings do not constitute investment recommendations, as no consideration is given to current market prices for the rated securities.

      LONG-TERM DEBT AND PREFERRED STOCK. These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

      Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.) The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

      The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of BBB- and higher fall within the definition of investment grade securities, ad defined by bank and insurance supervisory authorities.

      Structured finance issues, including real estate and various asset-backed financings, use this same rating scale. Duff & Phelps claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk- free U.S. Treasury debt.

AA+, AA, AA- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principle, interest, or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principle and/or interest payments.

DP Preferred stock with dividend arrearages.

INVESTMENT ADVISOR
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

DISTRIBUTOR
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

TRANSFER AGENT
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

CUSTODIAN OF PORTFOLIO SECURITIES
      The Bank of New York
      One Wall Street
      New York, New York 10015

INDEPENDENT AUDITORS
      KPMG Peat Marwick LLP
      707 Seventeenth Street
      Denver, Colorado 80202

LEGAL COUNSEL
      Gordon Altman Butowsky Weitzen Shalov & Wein
      114 West 47th Street
      New York, New York 10036















 PX0240.198

                     OPPENHEIMER MULTIPLE STRATEGIES FUND

                                   FORM N-1A

                                    PART C

                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS


     (1) Financial Highlights (See Parts A and B): Filed herewith.

     (2) Independent Auditors' Report (See Part B):  Filed herewith.

     (3) Statement of Investments at 9/30/97 (See Part B): Filed herewith.

     (4) Statement of Assets and Liabilities at 9/30/97 (See Part B): Filed herewith.

     (5) Statement of Operations at 9/30/97 (See Part B): Filed herewith.

     (6) Statements of Changes in Net Assets for the year ended 9/30/97 (See Part B): Filed herewith.

     (7) Notes to Financial Statements (See Part B):  Filed herewith.


(b)  EXHIBITS


     1. Amended and Restated Declaration of Trust dated 3/6/97: Previously filed with Post-Effective Amendment No. 29, 11/24/97, to Registrant's Registration Statement, and incorporated herein by reference.

     2. By-Laws, amended as of 8/6/87: Previously filed with Registrant's 12/31/87 Annual Report Form N-SAR, refiled with Registrant's Post-Effective Amendment No. 20, 3/2/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.


     3.  Inapplicable


     4. (i) Specimen Class A Share Certificate of Registrant: Previously filed with Post-Effective Amendment No. 29, 11/24/97, to Registrant's Registration Statement, and incorporated herein by reference.

     (ii) Specimen Class B Share Certificate of Registrant: Previously filed with Post-Effective Amendment No. 29, 11/24/97, to Registrant's Registration Statement, and incorporated herein by reference.

     (iii) Specimen Class C Share Certificate of Registrant: Previously filed with Post-Effective Amendment No. 29, 11/24/97, to Registrant's Registration Statement, and incorporated herein by reference.

      5. Amended and Restated
Investment Advisory Agreement dated 12/11/97: Filed herewith.


     6.  (i)  General  Distributor's   Agreement  dated  12/10/92:   Filed  with
Registrant's Post- Effective Amendment No. 15, 4/19/93, refiled with Registrant's Post-Effective Amendment No. 20, 3/2/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

     (ii) Form of Oppenheimer Funds Distributor, Inc. Dealer Agreement: Filed with Post- Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

     (iii) Form of Oppenheimer Funds Distributor, Inc. Broker Agreement: Filed with Post- Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

     (iv) Form of Oppenheimer Funds Distributor, Inc. Agency Agreement: Filed with Post- Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

     (v) Broker Agreement between Oppenheimer Fund Management, Inc. and Newbridge Securities, Inc. dated 10/1/86: Filed with Post-Effective Amendment No. 25 of Oppenheimer Growth Fund (Reg. No. 2-45272), 11/1/86, and refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

     7. Retirement Plan for Non-Interested Trustees or Directors (dated 6/7/90):
Filed with Post- Effective Amendment No. 97 of Oppenheimer Fund (File No. 2-14586), 8/30/90, refiled with Post- Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

     8. Custody Agreement with The Bank of New York dated 11/12/92: Filed with Registrant's Post-Effective Amendment No. 15, 4/19/93, refiled with Registrant's Post-Effective Amendment No. 20, 3/2/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

     9.  Inapplicable.

     10. Opinion and Consent of Counsel dated 3/2/87: Filed with Registrant's Post-Effective Amendment No.7, 4/24/87, refiled with Registrant's Post-Effective Amendment No. 20, 3/2/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.


     11. Independent Auditors' Consent: Filed herewith.


     12. Inapplicable.

     13. Inapplicable.

     14. (i) Form of Individual Retirement Account (IRA) Trust Agreement: Filed with Post- Effective Amendment No. 21 of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 8/25/93, and incorporated herein by reference.

         (ii) Form of prototype Standardized and Non-Standardized Profit-Sharing Plan and Money Purchase Pension Plan for self-employed persons and corporations:
Filed with Post Effective Amendment No. 7 of the Registration Statement of Oppenheimer Global Growth & Income Fund (Reg. No. 33-33799), 12/2/94, and 1/19/95, incorporated herein by reference.

         (iii) Form of Tax-Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations: Filed with Post-Effective Amendment No. 47 of Oppenheimer Growth Fund (File No. 2-45272), 10/21/94, and incorporated herein by reference.

     (iv) Form of Simplified Employee Pension IRA: Filed with Post-Effective Amendment No. 42 of Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94 and incorporated herein by reference.

     (v) Form of Prototype 401(k) Plan: Previously filed with Post-Effective Amendment No. 7 of the Registration Statement of Oppenheimer Strategic Income & Growth Fund (Reg. No. 33- 47378), 9/28/95, and incorporated herein by reference.

     15. (i) Service Plan and Agreement dated 7/1/94 for Class A Shares pursuant to Rule 12b-1: Filed with Registrant's Post-Effective Amendment No. 20, 3/2/95, and incorporated herein by reference.


         (ii) Amended and Restated Distribution and Service Plan and Agreement dated 1/23/98 for Class B Shares pursuant to Rule 12b-1: Filed herewith.

         (iii) Amended and Restated Distribution and Service Plan and Agreement dated 1/23/98 for Class C Shares pursuant to Rule 12b-1: Filed herewith.

     16. Performance Data Calculation Schedule: Filed herewith.

     17. (i) Financial Data Schedule for Class A Shares: Filed herewith.

         (ii) Financial Data Schedule for Class B Shares: Filed herewith.

         (iii) Financial Data Schedule for Class C Shares: Filed herewith.


     18.  OppenheimerFunds  Multiple Class Plan under Rule 18f-3 dated 10/24/95:
Filed with Post- Effective Amendment No. 12 to the Registration Statement of Oppenheimer California Tax-Exempt Fund, Reg. No. 33-23566, 11/1/95, and incorporated herein by reference.

     -- Powers of Attorney and Certified Board Resolutions: (Bridget A. Macaskill) filed with Registrant's Post-Effective Amendment No. 26, 3/28/96; (all other Trustees) previously filed with Registrant's Post-Effective Amendment No. 17, 2/28/94, and incorporated herein by reference.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                                          NUMBER OF RECORD
                                          HOLDERS AS OF

TITLE OF CLASS                            DECEMBER 30, 1997

Class A Shares  of  Beneficial  Interest  43,053
Class B Shares  of  Beneficial Interes     5,344
Class C Shares of Beneficial Ineterest     2,881


ITEM 27. INDEMNIFICATION

Reference is made to paragraphs (c) through (g) of Section 12 of Article SEVENTH of Registrant's Declaration of Trust filed as Exhibit 24(b)(1) to this Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

(b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

NAME AND CURRENT POSITION WITH        OTHER BUSINESS AND CONNECTIONS
OPPENHEIMERFUNDS, INC. ("OFI")        DURING THE PAST TWO YEARS

Mark J.P. Anson,
Vice President                        Vice President of Oppenheimer Real Asset
                                      Management,  Inc.  ("ORAMI");   formerly
                                      Vice President of   Equity   Derivatives
                                      at   Salomon  Brothers, Inc.

Peter M. Antos,
Senior Vice President                 An officer and/or  portfolio  manager of
                                      certain Oppenheimer funds; a Chartered
                                      Financial Analyst;
                                      Senior Vice President of HarbourView Asset
                                      Management Corporation  ("HarbourView");
                                      prior to
                                      March,  1996  he was the  senior  equity
                                      portfolio manager
                                      for the Panorama  Series Fund, Inc. (the
                                      "Company") and
                                      other  mutual  funds and  pension  funds
                                      managed by G.R.
                                      Phelps & Co. Inc. ("G.R.  Phelps"),  the
                                      Company's
                                      former investment  adviser,  which was a
                                      subsidiary of
                                      Connecticut    Mutual   Life   Insurance
                                      Company; was also
                                      responsible   for  managing  the  common
                                      stock department
                                      and   common   stock    investments   of
                                      Connecticut Mutual  Life Insurance Co.

Lawrence Apolito,
Vice President                        None.

Victor Babin,
Senior Vice President                 None.

Bruce Bartlett,
Vice President                        An officer and/or  portfolio  manager of
                                      certain Oppenheimer funds. Formerly a Vice
                                      President and
                                      Senior  Portfolio  Manager  at  First of
                                      America Investment  Corp.

Beichert, Kathleen

Vice President                        None.

Rajeev Bhaman,
Vice President                        Formerly Vice President  (January 1992 -
                                      February,
                                      1996) of Asian  Equities for Barclays de
                                      Zoete Wedd,   Inc.

Robert J. Bishop,
Vice President                        Vice    President    of   Mutual    Fund
                                      Accounting (since May
                                      1996);  an officer of other  Oppenheimer
                                      funds; formerly
                                      an   Assistant    Vice    President   of
                                      OFI/Mutual Fund
                                      Accounting  (April 1994-May 1996), and a
                                      Fund Controller for OFI.

George C. Bowen,
Senior Vice President & Treasurer     Vice  President  (since  June  1983) and
                                      Treasurer  (since
                                      March    1985)    of    OppenheimerFunds
                                      Distributor, Inc.
                                      (the   "Distributor");   Vice  President
                                      (since October 1989)
                                      and  Treasurer  (since  April  1986)  of
                                      HarbourView;
                                      Senior Vice  President  (since  February
                                      1992), Treasurer
                                      (since July  1991)and a director  (since
                                      December 1991)
                                      of  Centennial;   President,   Treasurer
                                      and a director of
                                      Centennial  Capital  Corporation  (since
                                      June 1989);  Vice
                                      President  and  Treasurer  (since August
                                      1978) and
                                      Secretary    (since   April   1981)   of
                                      Shareholder Services,
                                      Inc. ("SSI"); Vice President,  Treasurer
                                      and Secretary of
                                      Shareholder  Financial  Services,   Inc.
                                      ("SFSI") (since
                                      November     1989);     Treasurer     of
                                      Oppenheimer Acquisition
                                      Corp.   ("OAC")   (since   June   1990);
                                      Treasurer of
                                      Oppenheimer  Partnership Holdings,  Inc.
                                      (since
                                      November   1989);   Vice  President  and
                                      Treasurer  of
                                      ORAMI    (since   July   1996);    Chief
                                      Executive Officer,
                                      Treasurer     and    a    director    of
                                      MultiSource Services, Inc.,
                                      a  broker-dealer  (since December 1995);
                                      an officer of  other Oppenheimer funds.

Scott Brooks,
Vice President                        None.

Susan Burton,
Assistant Vice President              None.

Adele Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division         Formerly  Assistant  Vice  President  of
                                      Rochester Fund
                                      Services, Inc.

Michael Carbuto,

Vice President                        An officer and/or  portfolio  manager of
                                      certain
                                      Oppenheimer  funds;  Vice  President  of
                                      Centennial.

Ruxandra Chivu,
Assistant Vice President              None.


H.D. Digby Clements,
Assistant Vice President:
Rochester Division                    None.

O. Leonard Darling,
Executive Vice President              Trustee  (1993 -  present)  of  Awhtolia
                                      College - Greece.

Robert A. Densen,
Senior Vice President                 None.

Sheri Devereux,
Assistant Vice President              None.

Robert Doll, Jr.,
Executive                             Vice   President  &  Director  An  officer
                                      and/or   portfolio   manager   of  certain
                                      Oppenheimer funds.
John Doney,
Vice                                  President  An  officer  and/or   portfolio
                                      manager of certain Oppenheimer funds.

Andrew J. Donohue,
Executive Vice President,
General Counsel and Director          Executive    Vice    President    (since
                                      September 1993),  and
                                      a director  (since  January 1992) of the
                                      Distributor;
                                      Executive   Vice   President,    General
                                      Counsel and a
                                      director of  HarbourView,  SSI, SFSI and
                                      Oppenheimer
                                      Partnership    Holdings,    Inc.   since
                                      (September 1995)  and
                                       MultiSource     Services,     Inc.     (a
                                      broker-dealer)   (since   December  1995);
                                      President  and a  director  of  Centennial
                                      (since  September  1995);  President and a
                                      director  of  ORAMI   (since  July  1996);
                                      General   Counsel  (since  May  1996)  and
                                      Secretary  (since April 1997) of OAC; Vice
                                      President       of        OppenheimerFunds
                                      International,     Ltd.    ("OFIL")    and
                                      Oppenheimer  Millennium  Funds plc  (since
                                      October   1997);   an   officer  of  other
                                      Oppenheimer funds.

George Evans,
Vice                                  President  An  officer  and/or   portfolio
                                      manager of certain Oppenheimer funds.

Edward Everett,
Assistant Vice President              None.

Scott Farrar,
Vice President                        Assistant   Treasurer   of   Oppenheimer
                                      Millennium Funds
                                      plc (since October 1997);  an officer of
                                      other
                                      Oppenheimer    funds;     formerly    an
                                      Assistant Vice
                                      President of OFI/Mutual  Fund Accounting
                                      (April 1994-
                                      May  1996),  and a Fund  Controller  for
                                      OFI.

Leslie A. Falconio,
Assistant Vice President              None.

Katherine P. Feld,
Vice President and Secretary          Vice  President  and  Secretary  of  the
                                      Distributor;
                                      Secretary of HarbourView, MultiSource and Centennial;
                                      Secretary, Vice President and Director of Centennial
                                      Capital Corporation;  Vice President and
                                      Secretary of  ORAMI.

Ronald H. Fielding,
Senior Vice President; Chairman:
Rochester Division                    An officer,  Director  and/or  portfolio
                                      manager of certain
                                      Oppenheimer  funds;  Presently  he holds
                                      the following
                                      other  positions:  Director (since 1995)
                                      of ICI Mutual
                                      Insurance   Company;   Governor   (since
                                      1994) of St. John's
                                      College;    Director   (since   1994   -
                                      present) of International
                                      Museum of  Photography at George Eastman
                                      House;
                                      Director  (since 1986) of GeVa  Theatre.
                                      Formerly he
                                      held the following positions:  formerly,
                                      Chairman of the
                                      Board and  Director  of  Rochester  Fund
                                      Distributors, Inc.
                                      ("RFD");   President   and  Director  of
                                      Fielding
                                      Management   Company,    Inc.   ("FMC");
                                      President and
                                      Director of Rochester  Capital Advisors,
                                      Inc. ("RCAI");
                                      Managing  Partner of  Rochester  Capital
                                      Advisors, L.P.,
                                      President   and  Director  of  Rochester
                                      Fund Services, Inc.
                                      ("RFS");   President   and  Director  of
                                      Rochester Tax
                                      Managed  Fund,  Inc.;  Director  (1993 -
                                      1997) of VehiCare
                                      Corp.;   Director   (1993  -  1996)   of
                                      VoiceMode.

John Fortuna,
Vice President                        None.

Patricia Foster,
Vice President                        Formerly   she   held   the    following
                                      positions: An officer of certain
                                      Oppenheimer  funds (May, 1993 - January,
                                      1996); Secretary of Rochester Capital
                                      Advisors, Inc. and General  Counsel
                                      (June,  1993 - January  1996) of
                                      Rochester Capital Advisors, L.P.

Jennifer Foxson,
Assistant Vice President              None.

Paula C. Gabriele,
Executive Vice President              Formerly,  Managing Director (1990-1996)
                                      for Bankers Trust Co.

Robert G. Galli,
Vice Chairman                         Trustee    of   the    New    York-based
                                      Oppenheimer Funds.
                                      Formerly  Vice   President  and  General
                                      Counsel of  Oppenheimer Acquisition Corp.

Linda Gardner,
Vice President                        None.

Alan Gilston,
Vice President                        Formerly  Vice  President  for  Schroder
                                      Capital  Management International.

Jill Glazerman,
Assistant Vice President              None.

Jeremy Griffiths,
Chief Financial Officer Currently a Member and Fellow of the Institute of Chartered Accountants; formerly an accountant for Arthur Young (London, U.K.).

Robert Grill,
Vice President                        Formerly  Marketing  Vice  President for
                                      Bankers Trust
                                      Company (1993-1996);  Steering Committee
                                      Member, Subcommittee Chairman for American
                                      Savings Education Council (1995-1996).

Caryn Halbrecht,
Vice President                        An officer and/or  portfolio  manager of
                                      certain Oppenheimer funds; formerly Vice
                                      President of Fixed
                                      Income  Portfolio  Management at Bankers
                                      Trust.

Elaine T. Hamann,
Vice President                        Formerly  Vice   President   (September,
                                      1989 - January, 1997) of Bankers Trust
                                      Company.

Glenna Hale,
Director of Investor Marketing        Formerly,  Vice President (1994-1997) of
                                      Retirement  Plans   Services  for
                                      OppenheimerFunds  Services.

Thomas B. Hayes,
 Vice President                       None.

Barbara Hennigar,
Executive Vice President and
Chief Executive Officer of
OppenheimerFunds Services,
a division of the Manager             President    and   Director   of   SFSI;
                                      President and Chief executive Officer
                                      of SSI.

Dorothy Hirshman,

Assistant Vice President              None.


Alan Hoden,
Vice President                        None.

Merryl Hoffman,
Vice President                        None.

Nicholas Horsley,
Vice President                        Formerly  a Senior  Vice  President  and
                                      Portfolio Manager
                                      for Warburg,  Pincus  Counsellors,  Inc.
                                      (1993-1997), Co-
                                      manager  of   Warburg,   Pincus   Emerging
                                      Markets  Fund (12/94 - 10/97),  Co-manager
                                      Warburg,   Pincus  Institutional  Emerging
                                      Markets Fund  Emerging  Markets  Portfolio
                                      (8/96 - 10/97),  Warburg  Pincus Japan OTC
                                      Fund,   Associate   Portfolio  Manager  of
                                      Warburg Pincus  International Equity Fund,
                                      Warburg   Pincus   Institutional   Fund  -
                                      Intermediate Equity Portfolio, and Warburg
                                      Pincus EAFE Fund.

Scott T. Huebl,
Assistant Vice President              None.

Richard Hymes,
Assistant Vice President              None.

Jane Ingalls,
Vice President                        None.

Byron Ingram,
Assistant Vice President              None.

Ronald Jamison,
Vice President                        Formerly  Vice  President  and Associate
                                      General Counsel at Prudential Securities,
                                      Inc.

Frank Jennings,
Vice President                        An officer and/or  portfolio  manager of
                                      certain Oppenheimer funds;  formerly, a
                                      Managing Director of Global   Equities
                                      at Paine Webber's  Mitchell Hutchins
                                      division.

Thomas W. Keffer,
Senior Vice President                 Formerly Senior Managing  Director (1994
                                      - 1996) of  Van Eck Global.

Avram Kornberg,
Vice President                        None.

Joseph Krist,
Assistant Vice President              None.

Paul LaRocco,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds; formerly, a Securities Analyst for Columbus Circle Investors.

Michael Levine,
Assistant Vice President              None.

Shanquan Li,
Vice President                        Director of Board (since 2/96),  Chinese
                                      Finance Society;
                                      formerly,     Chairman     (11/94-2/96),
                                      Chinese Finance
                                      Society;   and   Director   (6/94-6/95),
                                      Greater China  Business Networks.

Stephen F. Libera,
Vice President                        An officer and/or portfolio  manager for
                                      certain Oppenheimer funds; a Chartered
                                      Financial Analyst; a
                                      Vice President of HarbourView; prior to March 1996, the senior bond portfolio manager for Panorama Series Fund Inc., other mutual funds and pension accounts managed by G.R.
                                      Phelps; also responsible for managing the public fixed-income securities department at Connecticut Mutual Life Insurance Co.

Mitchell J. Lindauer,
Vice President                        None.

David Mabry,
Assistant Vice President              None.

Steve Macchia,
Assistant Vice President              None.

Bridget Macaskill,
President, Chief Executive Officer
and Director                          Chief    Executive     Officer    (since
                                      September 1995);
                                      President   and  director   (since  June
                                      1991) of
                                      HarbourView;  Chairman and a director of
                                      SSI (since
                                      August   1994),   and  SFSI   (September
                                      1995); President
                                      (since  September  1995) and a  director
                                      (since October
                                      1990)   of   OAC;    President    (since
                                      September 1995) and a
                                      director   (since   November   1989)  of
                                      Oppenheimer
                                      Partnership Holdings, Inc., a holding company subsidiary of OFI; a director of ORAMI
                                      (since July

                                      1996) ;  President  and a director  (since
                                      October  1997) of OFIL,  an offshore  fund
                                      manager  subsidiary of OFI and Oppenheimer
                                      Millennium Funds plc (since October 1997);
                                      President   and  a   director   of   other
                                      Oppenheimer   funds;  a  director  of  the
                                      NASDAQ Stock Market, Inc. and of Hillsdown
                                      Holdings  plc  (a  U.K.   food   company);
                                      formerly an Executive Vice President of OFI.

Wesley Mayer,
Vice President                        Formerly Vice President  (January,  1995
                                      - June, 1996) of
                                      Manufacturers Life Insurance Company.

Loretta McCarthy,
Executive Vice President              None.

Kevin McNeil,
Vice President                        Treasurer  (September,  1994 -  present)
                                      for the Martin Luther King Multi-Purpose
                                      Center (non-profit community
                                      organization);  Formerly Vice President
                                      (January,   1995  -  April,   1996)  for
                                      Lockheed Martin IMS.

Tanya Mrva,
Assistant Vice President              None.

Lisa Migan,
Assistant Vice President              None.

Robert J. Milnamow,
Vice President                        An officer and/or  portfolio  manager of
                                      certain Oppenheimer funds;  formerly a
                                      Portfolio Manager (August,   1989  -
                                      August,  1995)  with Phoenix Securities
                                      Group.

Denis R. Molleur,
Vice President                        None.

Linda Moore,
Vice President                        Formerly, Marketing   Manager   (July
                                      1995-November 1996) for Chase Investment
                                      Services  Corp.

Tanya Mrva,
Assistant Vice President              None.

Kenneth Nadler,
Vice President                        None.

David Negri,
Vice                                  President  An  officer  and/or   portfolio
                                      manager of certain Oppenheimer funds.

Barbara Niederbrach,
Assistant Vice President              None.

Robert A. Nowaczyk,
Vice President                        None.

Richard M. O'Shaugnessy,
Assistant Vice President:
Rochester Division                    None.

Gina M. Palmieri,
Assistant Vice President              None.

Robert E. Patterson,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

John Pirie,
Assistant Vice President              Formerly,  a Vice  President with Cohane
                                      Rafferty Securities, Inc.

Jane Putnam,
Vice  President                       An  officer  and/or   portfolio
                                      manager of certain Oppenheimer funds.

Russell Read,
Senior Vice President                 Formerly  a  consultant  for  Prudential
                                      Insurance on behalf
                                      of the General Motors Pension Plan.

Thomas Reedy,
Vice President                        An officer and/or  portfolio  manager of
                                      certain Oppenheimer funds; formerly, a
                                      Securities Analyst for the Manager.

David Robertson,
Vice President                        None.

Adam Rochlin,
Vice President                        None.

Michael S. Rosen
Vice President; President,
Rochester Division                    An officer and/or  portfolio  manager of
                                      certain Oppenheimer funds; Formerly, Vice
                                      President (June, 1983 - January,  1996) of
                                      RFS,  President  and Director of RFD; Vice
                                      President and Director of FMC; Vice

                                      President  and  director of RCAI;  General
                                      Partner  of  RCA;   Vice   President   and
                                      Director of  Rochester  Tax  Managed  Fund
                                      Inc.

Richard H. Rubinstein,
Senior Vice President                 An officer and/or  portfolio  manager of
                                      certain Oppenheimer funds; formerly Vice
                                      President and
                                      Portfolio  Manager/Security  Analyst for
                                      Oppenheimer
                                      Capital Corp., an investment adviser.

Lawrence Rudnick,
Assistant Vice President              None.

James Ruff,
Executive Vice President              None.

Valerie Sanders,
Vice President                        None.

Ellen Schoenfeld,
Assistant Vice President              None.

Stephanie Seminara,
Vice President                        Formerly,  Vice  President  of  Citicorp
                                      Investment  Services.

Richard Soper,
Vice President                        None.

Nancy Sperte,
Executive Vice President              None.

Donald W. Spiro,
Chairman Emeritus and Director Vice Chairman and Trustee of the New York-based Oppenheimer Funds; formerly Chairman of the Manager and the Distributor.

Richard A. Stein,
Vice President: Rochester Division    Assistant  Vice  President  (since 1995)
                                      of Rochester Capitol Advisors, L.P.

Arthur Steinmetz,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Ralph Stellmacher,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

John Stoma,

Senior Vice President, Director
Retirement Plans                      Formerly  Vice  President of U.S.  Group
                                      Pension Strategy
                                      and Marketing for Manulife Financial.

Michael C. Strathearn,
Vice President                        An officer and/or  portfolio  manager of
                                      certain Oppenheimer funds; a Chartered
                                      Financial Analyst; a
                                      Vice President of HarbourView;  prior to
                                      March 1996, an
                                      equity  portfolio  manager for  Panorama
                                      Series Fund, Inc.
                                      and  other   mutual  funds  and  pension
                                      accounts managed by G.R. Phelps.

James C. Swain,
Vice Chairman of the Board            Chairman,  CEO and Trustee,  Director or
                                      Managing Partner of the Denver-based
                                      Oppenheimer Funds; President and a
                                      Director of Centennial; formerly
                                      President and Director of OAMC, and
                                      Chairman  of the Board of SSI.

James Tobin,
Vice President                        None.

Jay Tracey,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds; formerly Managing Director of Buckingham Capital Management.

Gary Tyc,
Vice President, Assistant
Secretary and Assistant Treasurer     Assistant  Treasurer of the  Distributor
                                      and SFSI.

Ashwin Vasan,
Vice                                  President  An  officer  and/or   portfolio
                                      manager of certain Oppenheimer funds.

Dorothy Warmack,
Vice                                  President  An  officer  and/or   portfolio
                                      manager of certain Oppenheimer funds.

Jerry Webman,
Senior Vice President                 Director  of New  York-based  tax-exempt
                                      fixed income
                                      Oppenheimer  funds;  Formerly,  Managing
                                      Director and
                                      Chief   Fixed   Income   Strategist   at
                                      Prudential Mutual Funds.

Christine Wells,
Vice President                        None.

Joseph Welsh,
Assistant Vice President              None.

Kenneth B. White,
Vice President                        An officer and/or  portfolio  manager of
                                      certain Oppenheimer funds; a  Chartered
                                      Financial Analyst; Vice
                                      President  of   HarbourView;   prior  to
                                      March 1996, an
                                      equity  portfolio  manager for  Panorama
                                      Series Fund, Inc.
                                      and  other   mutual  funds  and  pension
                                      funds managed by  G.R. Phelps.

William L. Wilby,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of HarbourView.

Carol Wolf,
Vice President                        An officer and/or  portfolio  manager of
                                      certain Oppenheimer funds; Vice President of Centennial; Vice
                                      President, Finance and Accounting and member of the
                                      Board of Directors of the Junior League of Denver, Inc.;
                                      Point of Contact:  Finance Supporters of
                                      Children;
                                      Member of the Oncology Advisory Board of the Childrens Hospital; Member of the Board of Directors of the Colorado Museum of Contemporary Art.

Caleb Wong,
Assistant Vice President              None.

Robert G. Zack,
Senior Vice President and
Assistant Secretary, Associate
General Counsel                       Assistant  Secretary  of SSI  (since May
                                      1985), and  SFSI
                                      (since   November    1989);    Assistant
                                      Secretary of
                                      Oppenheimer  Millennium Funds plc (since
                                      October 1997); an officer of other
                                      Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division                    None.

Arthur J. Zimmer,
Senior Vice President                 An officer and/or portfolio
                                      manager of certain Oppenheimer funds; Vice
                                      President of Centennial.

     The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the Oppenheimer/Quest Rochester Funds, as set forth below:

            NEW YORK-BASED OPPENHEIMER FUNDS


            Oppenheimer California Municipal Fund

            Oppenheimer Capital Appreciation Fund

            Oppenheimer Developing Markets Fund

            Oppenheimer Discovery Fund
            Oppenheimer Enterprise Fund
            Oppenheimer Global Fund
            Oppenheimer Global Growth & Income Fund
            Oppenheimer Gold & Special Minerals Fund
            Oppenheimer Growth Fund
            Oppenheimer International Growth Fund

            Oppenheimer International Small Company Fund

            Oppenheimer Money Market Fund, Inc.
            Oppenheimer Multi-Sector Income Trust
            Oppenheimer Multi-State Municipal Trust

            Oppenheimer Multiple Strategies Fund
            Oppenheimer Municipal Bond Fund

            Oppenheimer New York Municipal Fund
            Oppenheimer Series Fund, Inc.
            Oppenheimer U.S. Government Trust
            Oppenheimer World Bond Fund

            QUEST/ROCHESTER FUNDS

            Limited Term New York Municipal Fund
            Oppenheimer Bond Fund For Growth
            Oppenheimer MidCap Fund
            Oppenheimer Quest Capital Value Fund, Inc.

            Oppenheimer Quest For Value Funds

            Oppenheimer Quest Global Value Fund, Inc.

            Oppenheimer Quest  Value Fund, Inc.
            Rochester Fund Municipals

            DENVER-BASED OPPENHEIMER FUNDS

            Centennial America Fund, L.P.
            Centennial California Tax Exempt Trust

            Centennial Government Trust
            Centennial Money Market Trust
            Centennial New York Tax Exempt Trust
            Centennial Tax Exempt Trust

             Oppenheimer Cash Reserves

            Oppenheimer Champion Income Fund
            Oppenheimer Equity Income Fund
            Oppenheimer High Yield Fund
            Oppenheimer Integrity Funds
            Oppenheimer International Bond Fund
            Oppenheimer Limited-Term Government Fund
            Oppenheimer Main Street Funds, Inc.

            Oppenheimer Municipal Fund
            Oppenheimer Real Asset Fund

            Oppenheimer Strategic Income Fund
            Oppenheimer Total Return Fund, Inc.
            Oppenheimer Variable Account Funds
            Panorama Series Fund, Inc.

             The New York Tax-Exempt Income Fund, Inc.



     The address of OppenheimerFunds, Inc., the New York-based Oppenheimer Funds, the Quest Funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

      The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80012.

      The address of MultiSource Services, Inc. is 1700 Lincoln Street, Denver, Colorado 80203.

      The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625- 2807.

ITEM 29.    PRINCIPAL UNDERWRITER

(a) OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

(b) The directors and officers of the Registrant's principal underwriter are:

NAME & PRINCIPAL             POSITIONS & OFFICES         POSITIONS & OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER            WITH REGISTRANT

George C. Bowen(1)           Vice President and          Vice President and
                             Treasurer                   Treasurer of the
                                                         Oppenheimer funds

Julie Bowers                 Vice President              None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan             Vice President              None
1940 Cotswold Drive
Orlando, FL 32825

Maryann Bruce(2)             Senior Vice President;      None
                             Director: Financial
                             Institution Division

Robert Coli                  Vice President              None
12 White Tail Lane
Bedminster, NJ 07921

Ronald T. Collins            Vice President              None
710-3 E. Ponce de Leon Ave.
Decatur, GA  30030

William Coughlin             Vice President              None
542 West Surf - #2N
Chicago, IL  60657

Mary Crooks(1)

E. Drew Devereaux(3)         Assistant Vice President    None

Rhonda Dixon-Gunner(1)       Assistant Vice President    None

Andrew John Donohue(2)       Executive Vice              Secretary of the
                             President & Director        Oppenheimer funds

Wendy H. Ehrlich             Vice President              None
4 Craig Street
Jericho, NY 11753

Kent Elwell                  Vice President              None
41 Craig Place
Cranford, NJ  07016

Todd Ermenio                 Vice President              None
11011 South Darlington
Tulsa, OK  74137

John Ewalt                   Vice President              None
2301 Overview Dr. NE
Tacoma, WA 98422

George Fahey                 Vice President              None
201 E. Rund Grove Rd.
#26-22
Lewisville, TX 75067

Katherine P. Feld(2)         Vice President              None
                             & Secretary

Mark Ferro                   Vice President              None
43 Market Street
Breezy Point, NY 11697

Ronald H. Fielding(3)        Vice President              None

Reed F. Finley               Vice President              None
1657 Graefield
Birmingham, MI  48009

Wendy Fishler(2)             Vice President              None

Ronald R. Foster             Senior Vice President       None
11339 Avant Lane
Cincinnati, OH 45249

Patricia Gadecki             Vice President              None
950 First St., S.
Suite 204
Winter Haven, FL  33880

Luiggino Galleto             Vice President              None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                   Vice President              None
5506 Bryn Mawr
Dallas, TX 75209

Ralph Grant(2)               Vice President/National     None
                             Sales Manager

Sharon Hamilton              Vice President              None
720 N. Juanita Ave.,#1
Redondo Beach, CA 90277

Byron Ingram(2)              Assistant Vice President    None

Mark D. Johnson              Vice President              None
129 Girard Place
Kirkwood, MO 63105

Michael Keogh(2)             Vice President              None

Richard Klein                Vice President              None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Daniel Krause                Vice President              None
13416 Larchmere Square
Shaker Heights, OH 44120

Ilene Kutno(2)               Assistant Vice President    None

Todd Lawson                  Vice President              None
3333 E. Bayaud Avenue
Unit 714
Denver, CO 80209

Wayne A. LeBlang             Senior Vice President       None
23 Fox Trail
Lincolnshire, IL 60069

Dawn Lind                    Vice President              None
7 Maize Court
Melville, NY 11747

James Loehle                 Vice President              None
30 John Street
Cranford, NJ  07016

Todd Marion                  Vice President              None
21 N. Passaic Avenue
Chatham, N.J. 07928

Marie Masters                Vice President              None
520 E. 76th Street
New York, NY  10021

John McDonough               Vice President              None
P.O. Box 760
50 Riverview Road
New Castle, NH  03854

Tanya Mrva(2)                Assistant Vice President    None

Laura Mulhall(2)             Senior Vice President       None

Charles Murray               Vice President              None
18 Spring Lake Drive
Far Hills, NJ 07931

Wendy Murray                 Vice President              None
32 Carolin Road
Upper Montclair, NJ 07043

Chad V. Noel                 Vice President              None
3238 W. Taro Lane
Phoenix, AZ  85027

Joseph Norton                Vice President              None
2518 Fillmore Street
San Francisco, CA  94115

Patrick Palmer               Vice President              None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Kevin Parchinski             Vice President              None
1105 Harney St., #310
Omaha, NE  68102



Gayle Pereira                Vice President              None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit            Vice President              None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                Vice President              None
1777 Larimer St. #807
Denver, CO  80202



Elaine Puleo(2)              Vice President              None

Minnie Ra                    Vice President              None
895 Thirty-First Ave.
San Francisco, CA  94121

Michael Raso                 Vice President              None
16 N. Chatsworth Ave.
Apt. 301
Larchmont, NY  10538

John C. Reinhardt(3)         Vice President              None

Douglas Rentschler           Vice President              None
867 Pemberton
Grosse Pointe Park, MI 48230

Ian Robertson                Vice President              None
4204 Summit Wa
Marietta, GA 30066

Michael S. Rosen(3)          Vice President              None

Kenneth Rosenson             Vice President              None
3802 Knickerbocker Place
Apt. #3D
Indianapolis, IN  46240

James Ruff(2)                President                   None

Timothy Schoeffler           Vice President              None
1717 Fox Hall Road
Washington, DC  77479

Michael Sciortino            Vice President              None
785 Beau Chene Drive
Mandeville, LA  70471

Robert Shore                 Vice President              None
26 Baroness Lane
Laguna Niguel, CA 92677

George Sweeney               Vice President              None
1855 O'Hara Lane
Middletown, PA 17057

Andrew Sweeny                Vice President              None
5967 Bayberry Drive
Cincinnati, OH 45242

Scott McGregor Tatum         Vice President              None
7123 Cornelia Lane
Dallas, TX  75214

David G. Thomas              Vice President              None
8116 Arlingon Blvd. #123
Falls Church, VA 22042

Philip St. John Trimble      Vice President              None
2213 West Homer
Chicago, IL 60647

Sarah Turpin                 Vice President              None
2735 Dover Road
Atlanta, GA  30327

Gary Paul Tyc(1)             Assistant Treasurer         None

Mark Stephen Vandehey(1)     Vice President              None

Marjorie Williams            Vice President              None
6930 East Ranch Road
Cave Creek, AZ  85331

(1) 6803 South Tucson Way, Englewood, Colorado 80112

(2) Two World Trade Center, New York, NY 10048-0203

(3) 350 Linden Oaks, Rochester, NY  14625-2807


(c)  Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

ITEM 31. MANAGEMENT SERVICES

     Not applicable.

ITEM 32. UNDERTAKINGS

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 20th day of January, 1998.


                              OPPENHEIMER MULTIPLE STRATEGIES FUND

                                    /s/ Bridget A. Macaskill
                              By:_______________________________*
                                    Bridget A. Macaskill, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

SIGNATURES                       TITLE                     DATE


/s/ Leon Levy                    Chairman of the           January 20, 1998
______________________*          Board of Trustees
Leon Levy

                                 President,

/s/ Bridget A. Macaskill         Principal Executive       January 20, 1998
______________________*          Officer and Trustee
Bridget A. Macaskill

/s/ George Bowen                 Treasurer & Principal     January 20, 1998
______________________*          Financial & Accounting
George Bowen                     Officer

/s/ Robert G. Galli              Trustee                   January 20, 1998

_____________________*
Robert G. Galli


/s/ Benjamin Lipstein            Trustee                   January 20, 1998

______________________*
Benjamin Lipstein


/s/ Elizabeth Moynihan           Trustee                   January 20, 1998

______________________*
Elizabeth B. Moynihan


/s/ Kenneth A. Randall           Trustee                   January 20, 1998

______________________*
Kenneth A. Randall


/s/ Edward V. Regan              Trustee                   January 20, 1998

______________________*
Edward V. Regan


/s/ Russell S. Reynolds, Jr.     Trustee                   January 20, 1998

______________________*
Russell S. Reynolds, Jr.


/s/ Donald W. Spiro              Trustee                   January 20, 1998

______________________*
Donald W. Spiro

/a/ Pauline Trigere              Trustee                   January 20, 1998

______________________*
Pauline Trigere


/s/ Clayton K. Yeutter           Trustee                   January 20, 1998

______________________*
Clayton K. Yeutter


           /s/ Robert G. Zack
*By:_________________________________

        Robert G. Zack, Attorney-in-Fact

                     OPPENHEIMER MULTIPLE STRATEGIES FUND


                            Registration No.2-86903


                       Post-Effective Amendment No.  30



                                 EXHIBIT INDEX


FORM N-1A
ITEM NO.             DESCRIPTION


 24(b)5              Amended and Restated  Investment Advisory Agreement

 24(b)11             Independent Auditors'
Consent

 24(b)15(ii)         Amended and Restated Distribution and Service Plan and
                     Agreement for Class B Shares
 24(b)15(iii)        Amended and Restated Distribution and Service Plan and
                     Agreement for Class C Shares

 24(b)16             Performance Data Computation Schedule

24(b)17(i)           Financial Data Schedule for Class A Shares
24(b)17(ii)          Financial Data Schedule for Class B Shares
24(b)17(iii)         Financial Data Schedule for Class C Shares